                                                   Registration Nos. 333-151575
                                                                      811-09359
      As filed With the Securities and Exchange Commission on May 1, 2009

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                      Pre-Effective Amendment No.  [ ]

                      Post-Effective Amendment No. [1]

                                   and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                             Amendment No. [32]

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                          (Exact Name of Registrant)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                                70 Pine Street
                           New York, New York 10270
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                                 Chief Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)

   [X] on May 1, 2009 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)

   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

INCOME ADVANTAGE SELECT (SM)

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") through its Separate Account USL VL-R

                            THIS PROSPECTUS IS DATED
                                   MAY 1, 2009

This prospectus describes Income Advantage Select flexible premium variable universal life insurance Policies issued by USL. Income Advantage Select Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and INVESTMENT OPTIONS. During the lifetime of the INSURED PERSON you may designate or change the BENEFICIARY to whom Income Advantage Select pays the DEATH BENEFIT upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the MONTHLY GUARANTEE PREMIUM is paid and your Policy has not lapsed.

For information on how to contact USL, please see "CONTACT INFORMATION" on page
5.

The Index of Special Words and Phrases on page 72 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The USL declared fixed interest account ("FIXED ACCOUNT") is the fixed investment option for these Policies. You can also use USL's SEPARATE ACCOUNT USL VL-R ("Separate Account") to invest in the Income Advantage Select VARIABLE INVESTMENT OPTIONS. Currently, the Income Advantage Select variable investment options each purchase shares of a corresponding FUND of:

..    AIM Variable Insurance Funds ("AIM V.I.")

..    The Alger American Fund ("Alger American")

..    American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..    Credit Suisse Trust ("Credit Suisse Trust")

..    Dreyfus Variable Investment Fund ("Dreyfus VIF")

..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")

..    Janus Aspen Series ("Janus Aspen")

..    JPMorgan Insurance Trust ("JPMorgan")

..    MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")

..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..    Oppenheimer Variable Account Funds ("Oppenheimer")

..    PIMCO Variable Insurance Trust ("PIMCO VIT")

..    Pioneer Variable Contracts Trust ("Pioneer")

..    Putnam Variable Trust ("Putnam VT")

..    SunAmerica Series Trust ("SunAmerica ST")

..    VALIC Company I ("VALIC Co. I")

..    Van Kampen Life Investment Trust ("Van Kampen LIT")

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 22 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding FUNDS. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your USL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................    6
POLICY BENEFITS............................................................    6
   YOUR SPECIFIED AMOUNT...................................................    6
   DEATH BENEFIT...........................................................    6
      DEATH BENEFIT PROCEEDS...............................................    6
      DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3........................    6
         DEATH BENEFIT OPTION 1............................................    6
         DEATH BENEFIT OPTION 2............................................    7
         DEATH BENEFIT OPTION 3............................................    7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS........    7
      FULL SURRENDERS......................................................    7
      PARTIAL SURRENDERS...................................................    7
      TRANSFERS............................................................    7
      POLICY LOANS.........................................................    7
   PREMIUMS................................................................    7
      FLEXIBILITY OF PREMIUMS..............................................    7
      FREE LOOK............................................................    8
   THE POLICY..............................................................    8
      OWNERSHIP RIGHTS.....................................................    8
      SEPARATE ACCOUNT.....................................................    8
      FIXED ACCOUNT........................................................    8
      ACCUMULATION VALUE...................................................    8
      PAYMENT OPTIONS......................................................    8
      TAX BENEFITS.........................................................    8
   SUPPLEMENTAL BENEFITS AND RIDERS........................................    9
POLICY RISKS...............................................................    9
   INVESTMENT RISK.........................................................    9
   RISK OF LAPSE...........................................................    9
   TAX RISKS...............................................................    9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS..............................   10
   POLICY LOAN RISKS.......................................................   10
PORTFOLIO RISKS............................................................   10
TABLES OF CHARGES..........................................................   11
GENERAL INFORMATION........................................................   19
   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK........   19
   SEPARATE ACCOUNT USL VL-R...............................................   19
   GUARANTEE OF INSURANCE OBLIGATIONS......................................   20
   ADDITIONAL INFORMATION..................................................   20
   COMMUNICATION WITH USL..................................................   20
      ADMINISTRATIVE CENTER................................................   20
      E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS.......................   21
         E-DELIVERY........................................................   21
         E-SERVICE.........................................................   21
         WRITTEN TRANSACTIONS..............................................   21
   VARIABLE INVESTMENT OPTIONS.............................................   22
   VOTING PRIVILEGES.......................................................   25
   FIXED ACCOUNT...........................................................   25
      OUR GENERAL ACCOUNT..................................................   26
      HOW WE DECLARE INTEREST..............................................   26
   PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY....................   26
   ILLUSTRATIONS...........................................................   26
POLICY FEATURES............................................................   27
   AGE.....................................................................   27
   DEATH BENEFITS..........................................................   27
      YOUR SPECIFIED AMOUNT OF INSURANCE...................................   27
      YOUR DEATH BENEFIT...................................................   27
      REQUIRED MINIMUM DEATH BENEFIT.......................................   28

      BASE COVERAGE AND SUPPLEMENTAL COVERAGE..............................   30
   PREMIUM PAYMENTS........................................................   31
      PREMIUM PAYMENTS.....................................................   31
      PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER..............   31
      LIMITS ON PREMIUM PAYMENTS...........................................   32
      CHECKS...............................................................   32
      PLANNED PERIODIC PREMIUMS............................................   32
      GUARANTEE PERIOD BENEFIT.............................................   32
      FREE LOOK PERIOD.....................................................   33
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS.............................   33
      FUTURE PREMIUM PAYMENTS..............................................   33
      TRANSFERS OF EXISTING ACCUMULATION VALUE.............................   33
         CHARGES...........................................................   33
         RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS........   34
         RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT..................   34
      DOLLAR COST AVERAGING................................................   34
      AUTOMATIC REBALANCING................................................   34
      MARKET TIMING........................................................   35
      RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS.......................................................   36
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE..............................   36
      INCREASE IN COVERAGE.................................................   36
      DECREASE IN COVERAGE.................................................   37
   CHANGING DEATH BENEFIT OPTIONS..........................................   38
      CHANGE OF DEATH BENEFIT OPTION.......................................   38
      TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE....................   38
      EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD BENEFIT..   38
   ACCOUNT VALUE ENHANCEMENT...............................................   39
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS.......................   39
      VALUATION DATES, TIMES, AND PERIODS..................................   39
      FUND PRICING.........................................................   39
      DATE OF RECEIPT......................................................   40
      COMMENCEMENT OF INSURANCE COVERAGE...................................   40
      DATE OF ISSUE; POLICY MONTHS AND YEARS...............................   40
      MONTHLY DEDUCTION DAYS...............................................   40
      COMMENCEMENT OF INVESTMENT PERFORMANCE...............................   40
      EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE..   40
   REPORTS TO POLICY OWNERS................................................   41
ADDITIONAL BENEFIT RIDERS..................................................   41
   RIDERS..................................................................   41
      ACCIDENTAL DEATH BENEFIT RIDER.......................................   41
      CHILDREN'S INSURANCE BENEFIT RIDER...................................   41
      ENHANCED EARLY CASH VALUE TERM RIDER.................................   42
         RIDER CHARGES.....................................................   42
         RIDER AMOUNT......................................................   42
         TERMINATION OR AUTOMATIC CONVERSION...............................   42
      WAIVER OF MONTHLY DEDUCTION RIDER....................................   43
      OVERLOAN PROTECTION RIDER............................................   43
      MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS...................   44
      GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER..........................   46
         REQUIREMENTS TO PURCHASE THE RIDER................................   46
         ELIGIBILITY PERIOD................................................   46
         WITHDRAWAL PERIOD.................................................   46
         GUARANTEED BENEFIT BALANCE........................................   47
         MAXIMUM GUARANTEED ANNUAL WITHDRAWAL..............................   47
         GUARANTEED BENEFIT BALANCE AND MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            CALCULATIONS DURING THE WITHDRAWAL PERIOD......................   47
         POLICY SURRENDER OR MATURITY......................................   48
         POLICY LAPSE......................................................   48
         RIDER CHARGE......................................................   48
         DEATH BENEFIT.....................................................   48

         INVESTMENT OPTION RESTRICTIONS....................................   48
         MONTHLY GUARANTEE PERIOD BENEFIT..................................   49
         REINSTATEMENT.....................................................   51
         TERMINATION.......................................................   51
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS...........................   51
POLICY TRANSACTIONS........................................................   51
   E-DELIVERY, E-SERVICE, AND WRITTEN TRANSACTIONS.........................   52
   WITHDRAWING POLICY INVESTMENTS..........................................   52
      FULL SURRENDER.......................................................   52
      PARTIAL SURRENDER....................................................   52
      OPTION TO EXCHANGE POLICY DURING FIRST 18 MONTHS.....................   52
      OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE.....................   53
      RIGHT TO CONVERT IN THE EVENT OF A MATERIAL CHANGE IN INVESTMENT
         POLICY............................................................   53
      POLICY LOANS.........................................................   53
      PREFERRED LOAN INTEREST RATE.........................................   54
      MATURITY OF YOUR POLICY..............................................   54
      OPTION TO EXTEND COVERAGE............................................   55
      TAX CONSIDERATIONS...................................................   55
POLICY PAYMENTS............................................................   55
   PAYMENT OPTIONS.........................................................   55
      CHANGE OF PAYMENT OPTION.............................................   56
      TAX IMPACT...........................................................   56
   THE BENEFICIARY.........................................................   56
   ASSIGNMENT OF A POLICY..................................................   56
   PAYMENT OF PROCEEDS.....................................................   57
      GENERAL..............................................................   57
      DELAY OF FIXED ACCOUNT PROCEEDS......................................   57
      DELAY FOR CHECK CLEARANCE............................................   57
      DELAY OF SEPARATE ACCOUNT USL VL-R PROCEEDS..........................   57
      DELAY TO CHALLENGE COVERAGE..........................................   57
      DELAY REQUIRED UNDER APPLICABLE LAW..................................   58
ADDITIONAL RIGHTS THAT WE HAVE.............................................   58
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS.............   58
      UNDERWRITING AND PREMIUM CLASSES.....................................   59
      POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS........................   59
      POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS.....................   59
      EXPENSES OR RISKS....................................................   59
      UNDERLYING INVESTMENTS...............................................   59
CHARGES UNDER THE POLICY...................................................   59
      STATUTORY PREMIUM TAX CHARGE.........................................   59
      PREMIUM EXPENSE CHARGE...............................................   59
      DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)........................   59
      FLAT MONTHLY CHARGE..................................................   60
      MONTHLY CHARGE PER $1,000 OF BASE COVERAGE...........................   60
      MONTHLY INSURANCE CHARGE.............................................   60
      MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS........................   61
      SURRENDER CHARGE.....................................................   61
      PARTIAL SURRENDER PROCESSING FEE.....................................   62
      TRANSFER FEE.........................................................   62
      ILLUSTRATIONS........................................................   62
      POLICY LOANS.........................................................   62
      CHARGE FOR TAXES.....................................................   62
      ALLOCATION OF CHARGES................................................   63
   MORE ABOUT POLICY CHARGES...............................................   63
      PURPOSE OF OUR CHARGES...............................................   63
      GENERAL..............................................................   63
ACCUMULATION VALUE.........................................................   63
      YOUR ACCUMULATION VALUE..............................................   63
      YOUR INVESTMENT OPTIONS..............................................   63
POLICY LAPSE AND REINSTATEMENT.............................................   64

FEDERAL TAX CONSIDERATIONS.................................................   64
   TAX EFFECTS.............................................................   65
      GENERAL..............................................................   65
      TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.......................   65
      OTHER EFFECTS OF POLICY CHANGES......................................   66
      POLICY CHANGES AND EXTENDING COVERAGE................................   66
      RIDER BENEFITS.......................................................   66
      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED
         ENDOWMENT CONTRACT................................................   66
      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED
         ENDOWMENT CONTRACT................................................   67
      POLICY LAPSES AND REINSTATEMENTS.....................................   68
      DIVERSIFICATION AND INVESTOR CONTROL.................................   68
      ESTATE AND GENERATION SKIPPING TAXES.................................   68
      LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS..........................   69
      PENSION AND PROFIT-SHARING PLANS.....................................   69
      OTHER EMPLOYEE BENEFIT PROGRAMS......................................   70
      ERISA................................................................   70
      OUR TAXES............................................................   70
      WHEN WE WITHHOLD INCOME TAXES........................................   70
      TAX CHANGES..........................................................   70
LEGAL PROCEEDINGS..........................................................   71
FINANCIAL STATEMENTS.......................................................   71
INDEX OF SPECIAL WORDS AND PHRASES.........................................   72

                               CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE INCOME ADVANTAGE SELECT POLICIES.

                    ADMINISTRATIVE CENTER:                      HOME OFFICE:              PREMIUM PAYMENTS:
(EXPRESS DELIVERY)                  (U.S. MAIL)          70 Pine Street              (EXPRESS DELIVERY)
VUL Administration                  VUL Administration   New York, New York  10270   The United States Life
2727-A Allen Parkway                P. O. Box 4880       1-212-709-6000              Insurance Company in the City
Houston, Texas 77019-2191           Houston, Texas                                   of New York
1-800-251-3720                      77210-4880                                       Payment Processing Center
(Hearing Impaired) 1-888-436-5256                                                    8430 W. Bryn Mawr Avenue
Fax: 1-713-620-6653                                                                  3rd Floor Lockbox 0814
(EXCEPT PREMIUM PAYMENTS)                                                            Chicago, Illinois 60631
                                                                                     (U.S. MAIL)
                                                                                     The United States
                                                                                     Life Insurance Company in the
                                                                                     City of New York Payment
                                                                                     Processing Center P.O. Box
                                                                                     0814 Carol Stream, IL
                                                                                     60132-0814

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     The insured person under a Policy must be 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits,
(1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among the 47 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

     In your application to buy an Income Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 30.

DEATH BENEFIT

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. In your application to buy an Income Advantage Select Policy, you tell us how much life insurance coverage you want. We will increase the death benefit by any additional death benefit under a rider. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..    DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3:

     You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the Policy's MATURITY DATE. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three options when you apply for your Policy.

     . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

     . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered. Death benefit Option 3 is not available if your Policy is issued on a simplified issue or guaranteed issue basis.

     Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Required minimum death benefit" on page 28.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..    Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans and unpaid loan interest and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

..    Partial Surrenders: You may, at any time after the first POLICY YEAR and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..    Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..    Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your MONTHLY DEDUCTION DAY. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. We charge you interest on your loan at an annual effective rate of 3.75%, which accrues daily and is assessed at the end of each Policy year. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 3.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..    Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" riders (described under "Guarantee period benefit" on page 32) remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..    Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..    Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..    Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% or more annually. We may declare higher rates of interest, but are not obligated to do so.

..    Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 55.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

INVESTMENT RISK

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

     If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the guarantee period benefit rider or the guaranteed minimum withdrawal benefit rider is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

     We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the

Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 64. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

     The surrender charge under the Policy applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

     A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your USL representative or the Administrative Center shown under "Contact Information" on page 5.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     USL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

     The following tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount, (3) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's specified amount, (4) transfer accumulation value between investment options, (5) request additional illustrations, or (6) activate the overloan protection rider.

                                TRANSACTION FEES

CHARGE                         WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
----------------------------   ---------------------------   --------------------------------   ---------------------------------
STATUTORY PREMIUM TAX          Upon receipt of each          3.5% of each premium payment       2.0% of each premium payment
CHARGE/1/                      premium payment

PREMIUM EXPENSE                Upon receipt of each          7.5% of the premium payment        5% of the premium payment
CHARGE                         premium payment               remaining after deduction of the   remaining after deduction of the
                                                             premium tax charge                 premium tax charge

PARTIAL SURRENDER PROCESSING   Upon a partial surrender of   The lesser of $25 or 2% of the     $10
FEE                            your Policy                   amount of the partial surrender

TRANSFER FEE                   Upon a transfer of            $25 for each transfer/2/           $25 for each transfer/2/
                               accumulation value

POLICY OWNER ADDITIONAL        Upon each request for a       $25                                $0
ILLUSTRATION CHARGE            Policy illustration after
                               the first in a Policy year

----------
/1/ The state of New York charges a statutory premium tax of 0.7%; however, there is a 2.0% effective premium tax rate charged in New York. This effective premium tax rate is based upon the statutory premium tax, franchise taxes and the Metropolitan Commuter Transportation District or "MCTD" tax assessed in New York. If you move to another jurisdiction, we will adjust this charge to the rate in that jurisdiction. In states where a statutory premium tax is assessed, the statutory premium tax rates vary from 0.5% to 3.5%. Certain local jurisdictions may assess additional premium taxes.

/2/  The first 12 transfers in a Policy year are free of charge.

                                TRANSACTION FEES

CHARGE                         WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
----------------------------   ---------------------------   --------------------------------   ---------------------------------
SURRENDER CHARGE
   Maximum Charge/1/           Upon a partial surrender      $37 per $1,000 of base coverage    $37 per $1,000 of base
                               or a full surrender of                                           coverage
                               your Policy/2/

   Minimum Charge/3/           Upon a partial surrender      $3 per $1,000 of base coverage     $3 per $1,000 of base
                               or a full surrender of                                           coverage
                               your Policy/2/

   Example Charge - for the    Upon a partial surrender      $17 per $1,000 of base coverage    $17 per $1,000 of base
   first Policy year - for a   or a full surrender of                                           coverage
   38 year old male, with a    your Policy/2/
   Specified Amount of
   $360,000, of which
   $306,000 is base
   coverage/2/

OVERLOAN PROTECTION RIDER
   One-Time Charge             At time rider is exercised    5.0% of Policy's accumulation      3.5% of Policy's accumulation
                                                             value at time rider is exercised   value at time rider is exercised

----------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's date of issue, with a Specified Amount of $360,000, all of which is base coverage.

/2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. The Surrender Charge will vary based on the insured person's sex, age, PREMIUM CLASS, Policy year and base coverage. See "Base coverage and supplemental coverage" on page 30. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 28 and 29 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's fourteenth Policy year. The Minimum Charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a Specified Amount of $360,000, of which $36,000 is base coverage and $324,000 is supplemental coverage.

     The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                PERIODIC CHARGES
                       (OTHER THAN FUND FEES AND EXPENSES)

CHARGE                         WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
----------------------------   ---------------------------   --------------------------------   ---------------------------------
FLAT MONTHLY CHARGE            Monthly, at the beginning     $10                                $10
                               of each Policy month

COST OF INSURANCE CHARGE/1/
   Maximum Charge/2/           Monthly, at the beginning     $83.33 per $1,000 of net amount    $57.02 per $1,000 of net amount
                               of each Policy month          at risk/3/ attributable to base    at risk attributable to base
                                                             coverage; and                      coverage; and

                                                             $83.33 per $1,000 of net amount    $51.89 per $1,000 of net amount
                                                             at risk attributable to            at risk attributable to
                                                             supplemental coverage              supplemental coverage

   Minimum Charge/4/           Monthly, at the beginning     $0.04 per $1,000 of net amount     $0.02 per $1,000 of net amount
                               of each Policy month          at risk attributable to base       at risk attributable to base
                                                             coverage; and                      coverage; and

                                                             $0.04 per $1,000 of net amount     $0.02 per $1,000 of net amount
                                                             at risk attributable to            at risk attributable to
                                                             supplemental coverage              supplemental coverage

   Example Charge for the      Monthly, at the beginning     $0.12 per $1,000 of net amount     $0.07 per $1,000 of net amount
   first Policy year - for     of each Policy month          at risk attributable to base       at risk attributable to base
   a 38 year old male,                                       coverage; and                      coverage; and
   preferred non-tobacco,
   with a Specified Amount                                   $0.12 per $1,000 of net amount     $0.06 per $1,000 of net amount
   of $360,000, of which                                     at risk attributable to            at risk attributable to
   $252,000 is base                                          supplemental coverage              supplemental coverage
   coverage and $108,000 is
   supplemental coverage

----------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 30. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 28 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 26 of this prospectus.

/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 120th birthday. The policy anniversary nearest the insured person's 121st birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 75 at the Policy's date of issue, with a Specified Amount of $50,000, all of which is base coverage.

/3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a Specified Amount of 1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

                                PERIODIC CHARGES
                       (OTHER THAN FUND FEES AND EXPENSES)

CHARGE                         WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
-----------------------------  ---------------------------   --------------------------------   ---------------------------------
MONTHLY CHARGE PER $1,000 OF
BASE COVERAGE/1/
   Maximum Charge - for a      Monthly, at the beginning     $1.83 per $1000 of base coverage   $1.83 per $1000 of base
   75 year old male, with a    of each Policy month.                                            coverage
   Specified Amount of         This Charge is assessed
   $360,000, of which          during the first 3 Policy
   $360,000 is base coverage   years and the first 3
                               Policy years following an
                               increase in base
                               coverage/2/

   Minimum Charge - for an     Monthly, at the beginning     $0.14 per $1000 of base coverage   $0.14 per $1000 of base
   18 year old female, with    of each Policy month.                                            coverage
   a Specified Amount of       This Charge is assessed
   $360,000, of which          during the first 3 Policy
   $36,000 is base coverage    years and the first 3
                               Policy years following an
                               increase in base
                               coverage/2/

   Example Charge - for        Monthly, at the beginning     $0.25 per $1000 of base coverage   $0.25 per $1000 of base
   a 38 year old male, with    of each Policy month.                                            coverage
   a Specified Amount of       This Charge is assessed
   $360,000, of which          during the first 3 Policy
   $306,000 is base coverage   years and the first 3
                               Policy years following an
                               increase in base
                               coverage/2/

DAILY CHARGE (MORTALITY AND    Daily                         annual effective rate of 0.70%     annual effective rate of 0.20%
EXPENSE RISK FEE)                                            of accumulation value invested     of accumulation value invested
                                                             in the variable investment         in the variable investment
       Policy years 1-10/3/                                  options                            options

POLICY LOAN INTEREST CHARGE    Annually, at the end of       Accrues daily at annual            Accrues daily at annual
                               the Policy year               effective rate of 3.75% of the     effective rate of 3.75% of the
                                                             loan balance                       loan balance

-----------
/1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex and age. See "Base coverage and supplemental coverage" on page 30. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Three Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your USL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

/2/ The charge assessed during the first 3 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

/3/  After the 10th Policy year, the maximum DAILY CHARGE will be as follows:

          Policy years 11-20...........annual effective rate of 0.35%
          Policy years 21+..............annual effective rate of 0.15%

          These reductions in the maximum amount of the daily charge are guaranteed.

     The next tables describe the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER         WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
----------------------------   -------------------------   -------------------------   -------------------------
ACCIDENTAL DEATH BENEFIT/1/

   Maximum Charge - for a 65   Monthly, at the beginning   $0.13 per $1,000 of rider   $0.13 per $1,000 of rider
   year old                    of each Policy month        coverage                    coverage

   Minimum Charge - for a 29   Monthly, at the beginning   $0.06 per $1,000 of rider   $0.06 per $1,000 of rider
   year old                    of each Policy month        coverage                    coverage

   Example Charge - for a 38   Monthly, at the beginning   $0.06 per $1,000 of rider   $0.06 per $1,000 of rider
   year old                    of each Policy month        coverage                    coverage

CHILDREN'S INSURANCE BENEFIT   Monthly, at the beginning   $0.43 per $1,000 of rider   $0.43 per $1,000 of rider
                               of each Policy month        coverage                    coverage

----------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

                 PERIODIC CHARGES (OPTIONAL BENEFIT RIDERS ONLY)

                                                                        MAXIMUM GUARANTEED
CHARGE                         WHEN CHARGE IS DEDUCTED                  CHARGE                 CURRENT CHARGE
----------------------------   --------------------------------------   --------------------   ----------------------
ENHANCED EARLY CASH VALUE
TERM RIDER
   Rider Monthly Expense       Monthly, at the beginning of each        $1.14 per $1,000 of    $1.14 per $1,000 of
   Maximum Charge/1/           Policy month.  This charge is assessed   rider amount           rider amount
                               during the first 10 Policy years.

   Rider Monthly Expense       Monthly, at the beginning of each        $.06 per $1,000 of     $.06 per $1,000 of
   Minimum Charge/2/           Policy month.  This charge is assessed   rider amount           rider amount
                               during the first 10 Policy years.

   Rider Monthly Expense       Monthly, at the beginning of each        $.06 per $1,000 of     $.06 per $1,000 of
   Example Charge - for a 38   Policy month.  This charge is assessed   rider amount           rider amount
   year old male, preferred    during the first 10 Policy years.
   non-tobacco

   Rider Monthly Insurance     Monthly, at the beginning of each        $83.33 per $1,000 of   $68.42 per $1,000 of
   Maximum Charge/3/           Policy month                             net amount at risk     net amount at risk
                                                                        attributable to the    attributable to the
                                                                        rider                  rider

   Rider Monthly Insurance     Monthly, at the beginning of each        $.02 per $1,000 of     $.01 per $1,000 of net
   Minimum Charge/4/           Policy month                             net amount at risk     amount at risk
                                                                        attributable to the    attributable to the
                                                                        rider                  rider

   Rider Monthly Insurance     Monthly, at the beginning of each        $.12 per $1,000 of     $.01 per $1,000 of net
   Example Charge - for the    Policy month                             net amount at risk     amount at risk
   first Policy year - for a                                            attributable to the    attributable to the
   38  year old male,                                                   rider                  rider
   preferred  non-tobacco,
   with a rider amount of
   $100,000

----------
/1/ The Rider Monthly Expense Charge will vary based on the insured person's sex, age, premium class and the rider amount. The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 75 at the Policy's date of issue, with a rider amount of $100,000.

/2/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a rider amount of $1,000,000.

/3/ The Rider Monthly Insurance Charge will vary based on the insured person's sex, age, premium class and the net amount at risk attributable to the rider. The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 121st birthday. The rider will terminate on the policy anniversary nearest the insured person's 120th birthday. The Maximum Charge is for a male, standard tobacco, with a rider amount of $99,999.

/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a rider amount of $50,000.

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER          WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE        CURRENT CHARGE
-----------------------------   -------------------------   ------------------------------   ---------------------------
WAIVER OF MONTHLY

DEDUCTION/1/

   Maximum Charge - for a 59    Monthly, at the beginning   $0.40 per $1,000 of net amount   $0.40 per $1,000 of net
   year old                     of each Policy month        at risk attributable to the      amount at risk attributable
                                                            Policy                           to the Policy

   Minimum Charge - for an 18   Monthly, at the beginning   $0.02 per $1,000 of net amount   $0.02 per $1,000 of net
   year old                     of each Policy month        at risk attributable to the      amount at risk attributable
                                                            Policy                           to the Policy

   Example Charge - for a 38    Monthly, at the beginning   $0.03 per $1,000 of net amount   $0.03 per $1,000 of net
   year old                     of each Policy month        at risk attributable to the      amount at risk attributable
                                                            Policy                           to the Policy

GUARANTEED MINIMUM
WITHDRAWAL BENEFIT

   Rider Charge                 Daily                       Annual effective rate of         Annual effective rate of
                                                            1.50%/2/                         0.75%/2/

----------
/1/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

/2/ Percentages are calculated as a percent of accumulation value invested in the variable investment options.

      The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2008. Current and future expenses for the Funds may be higher or lower than those shown.

                          ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

                 CHARGE                    MAXIMUM   MINIMUM
----------------------------------------   -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR   1.25%     0.24%
ALL OF THE FUNDS (EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1)
FEES, AND OTHER EXPENSES)/1/

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
/1/ Currently 7 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2010. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

     We are The United States Life Insurance Company ("USL") in the City of New York. USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office is 70 Pine Street, New York, New York 10270. USL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL. The commitments under the Policies are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VL-R

     We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 65 separate "divisions," 47 of which correspond to the 47 variable "investment options" under the Policy. The remaining 18 divisions, and all of these 47 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

     Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

     USL expects that the American Home guarantee will be terminated in the near future. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of USL.

ADDITIONAL INFORMATION

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH USL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5.

You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

     E-Delivery, E-Service and written transactions. There are several different ways to request and receive Policy services.

          E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          Written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service).

..    transfer of accumulation value;*

..    change of allocation percentages for premium payments;*

..    change of allocation percentages for Policy deductions;*

..    loan;*

..    full surrender;

..    partial surrender;*

..    change of beneficiary or contingent beneficiary;

..    loan repayments or loan interest payments;

..    change of death benefit option or manner of death benefit payment;

..    change in specified amount;

..    addition or cancellation of, or other action with respect to any benefit riders;

..    election of a payment option for Policy proceeds; and

..    tax withholding elections.

----------
*    These transactions are permitted by E-Service or in writing.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your

Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

                    VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------   -------------------------------------------------------------
AIM V.I. Global Real Estate Fund - Series I Shares                    Invesco Aim Advisors, Inc.
                                                                      (Invesco Asset Management Deutschland, GmbH)
                                                                      (Invesco Asset Management (Japan) Limited)
                                                                      (Invesco Asset Management Limited)
                                                                      (Invesco Australia Limited)
                                                                      (Invesco Global Asset Management (N.A.), Inc.)
                                                                      (Invesco Hong Kong Limited)
                                                                      (Invesco Institutional (N.A.), Inc.)
                                                                      (Invesco Senior Secured Management, Inc.)
                                                                      (Invesco Trimark Ltd.)

AIM V.I. International Growth Fund - Series I Shares                  Invesco Aim Advisors, Inc.
                                                                      (Invesco Asset Management Deutschland, GmbH)
                                                                      (Invesco Asset Management (Japan) Limited)
                                                                      (Invesco Asset Management Limited)
                                                                      (Invesco Australia Limited)
                                                                      (Invesco Global Asset Management (N.A.), Inc.)
                                                                      (Invesco Hong Kong Limited)
                                                                      (Invesco Institutional (N.A.), Inc.)
                                                                      (Invesco Senior Secured Management, Inc.)
                                                                      (Invesco Trimark Ltd.)

Alger American Capital Appreciation Portfolio - Class O Shares        Fred Alger Management, Inc.

Alger American MidCap Growth Portfolio - Class O Shares               Fred Alger Management, Inc.

American Century(R) VP Value Fund                                     American Century Investment Management, Inc.

Credit Suisse Trust U.S. Equity Flex I Portfolio/1/                   Credit Suisse Asset Management, LLC

Dreyfus VIF International Value Portfolio - Initial Shares            The Dreyfus Corporation

Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2/2/      Fidelity Management & Research Company
                                                                      (FMR Co., Inc.)
                                                                      (Fidelity International Investment Advisors)
                                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                                      (Fidelity Investments Japan Limited)
                                                                      (Fidelity Investments Money Management, Inc.)
                                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                                      (Fidelity Research & Analysis Company)

                    VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------   -------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/3/          Fidelity Management & Research Company
                                                                      (FMR Co., Inc.)
                                                                      (Fidelity International Investment Advisors)
                                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                                      (Fidelity Investments Japan Limited)
                                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                                      (Fidelity Research & Analysis Company)

Fidelity(R) VIP Equity-Income Portfolio - Service Class 2             Fidelity Management & Research Company
                                                                      (FMR Co., Inc.)
                                                                      (Fidelity International Investment Advisors)
                                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                                      (Fidelity Investments Japan Limited)
                                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                                      (Fidelity Research & Analysis Company)

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/4/           Strategic Advisers(R), Inc.

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/           Strategic Advisers(R), Inc.

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/           Strategic Advisers(R), Inc.

Fidelity(R) VIP Growth Portfolio - Service Class 2                    Fidelity Management & Research Company
                                                                      (FMR Co., Inc.)
                                                                      (Fidelity International Investment Advisors)
                                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                                      (Fidelity Investments Japan Limited)
                                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                                      (Fidelity Research & Analysis Company)

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                    Fidelity Management & Research Company
                                                                      (FMR Co., Inc.)
                                                                      (Fidelity International Investment Advisors)
                                                                      (Fidelity International Investment Advisors (U.K.) Limited)
                                                                      (Fidelity Investments Japan Limited)
                                                                      (Fidelity Management & Research (U.K.) Inc.)
                                                                      (Fidelity Research & Analysis Company)

Franklin Templeton VIP Franklin Small Cap Value Securities Fund -     Franklin Advisory Services, LLC
Class 2

Franklin Templeton VIP Mutual Shares Securities Fund - Class 2/7/     Franklin Mutual Advisers, LLC

Janus Aspen Enterprise Portfolio - Service Shares/8/                  Janus Capital Management LLC

Janus Aspen Forty Portfolio - Services Shares/9/                      Janus Capital Management LLC

JPMorgan Core Bond Portfolio - Class 1 Shares                         JPMorgan Investment Advisors Inc.

JPMorgan International Equity Portfolio - Class 1 Shares              J.P. Morgan Investment Management Inc.

MFS(R) VIT New Discovery Series - Initial Class/10/                   Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class/11/                        Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I               Neuberger Berman Management LLC (Neuberger Berman, LLC)

Neuberger Berman AMT Socially Responsive Portfolio - Class I/12/      Neuberger Berman Management LLC (Neuberger Berman, LLC)

Oppenheimer Balanced Fund/VA - Non-Service Shares/13/                 OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares            OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -                Pacific Investment Management Company LLC
Administrative Class/14/

PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class     Pacific Investment Management Company LLC

PIMCO VIT Real Return Portfolio - Administrative Class/15/            Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class                 Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class               Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares                  Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                          Putnam Investment Management, LLC (Putnam Investment Limited)

Putnam VT Small Cap Value Fund - Class IB                             Putnam Investment Management, LLC

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares            SunAmerica Asset Management Corp.

                    VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------   -------------------------------------------------------------
SunAmerica ST Balanced Portfolio - Class 1 Shares/16/                 SunAmerica Asset Management Corp.
                                                                      (J.P. Morgan Investment Management Inc.)

VALIC Co. I International Equities Fund                               VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                                        VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund                                       VALIC* (SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq - 100(R) Index Fund                                VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology Fund/17/                             VALIC* (RCM Capital Management, LLC)
                                                                      (T. Rowe Price Associates, Inc.)
                                                                      (Wellington Management Company, LLP)

VALIC Co. I Small Cap Index Fund                                      VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund                                          VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and Income Portfolio - Class I Shares           Van Kampen Asset Management

Vanguard** VIF High Yield Bond Portfolio                              Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio                                   The Vanguard Group, Inc.

----------
/1/ The Fund typ e for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.

/2/ The Fund type for Fidelity(R) VIP Asset Manager SM Portfolio - Service Class 2 is high total return.

/3/ The Fund type for Fidelity(R) VIP ContrafundR Portfolio - Service Class 2 is long-term capital appreciation.

/4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

/5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

/6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation, with income as a secondary goal.

/8/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.

/9/ The Fund type for Janus Aspen Forty Portfolio - Service Shares is long-term growth of capital.

/10/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.

/11/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

/12/ The Fund type for Neuberger Berman AMT Socially Responsive Portfolio -
     Class I Shares is long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.

/13/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

/14/ The Fund type for PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -
     Administrative Class is maximum real return.

/15/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.

/16/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.

/17/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

*    "VALIC" means The Variable Annuity Life Insurance Company.

**   "Vanguard" is a trademark of the Vanguard Group, Inc.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the

Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

     From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 59.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 63. The "daily charge" described on page 59 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

     You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 33.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of USL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY

     Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

ILLUSTRATIONS

     After you purchase your Policy and upon your request, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the insured person's age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options. A personalized illustration takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

     A personalized illustration is illustrative only and should not be considered a representation of actual future performance. Your actual rates of return and actual charges may be higher or lower than an illustration. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

                                 POLICY FEATURES

AGE

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

     We currently require that the insured person under a Policy be at least age 18 when we issue the Policy.

DEATH BENEFITS

     Your specified amount of insurance. In your application to buy an Income Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

     The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. (See "Enhanced Early Cash Value Term Rider" on page 42 for an exception to the 10% requirement.) We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 30.

     We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer one guarantee period benefit rider, as well as a guaranteed minimum withdrawal benefit rider that includes a guarantee period benefit. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 32 and a discussion of the two riders under "Additional Benefit Riders" on page 41. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 60.)

     Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued.

     You can choose Option 1 or Option 2 at the time of your application or at any later time before the Policy's maturity date. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is:

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

          If at any time the net amount at risk exceeds the maximum net amount at risk, USL may automatically make a partial surrender or reduce the death benefit, both of which may have federal tax consequences, to keep the net amount at risk below the maximum then in effect. In no event, however, will we make such partial surrender or reduce the death benefit if the change would result in adverse tax consequences under the Internal Revenue Code of 1986, as amended (the "CODE")
          Section 7702. Future underwritten increases in specified amount will increase the maximum net amount at risk.

          Death benefit Option 3 is not available if your Policy is issued on a simplified issue or guarantee issue basis.

     See "Partial surrender" on page 52 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH

VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     There is an exception to your electing one of the tests. If you purchase the guaranteed minimum withdrawal benefit rider, we will automatically provide you with the guideline premium test.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 27 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 120.

                          APPLICABLE PERCENTAGES UNDER
                          CASH VALUE ACCUMULATION TEST

INSURED
PERSON'S
ATTAINED AGE   40    45    50    55    60    65    70    75    99    100+
------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ----
%              407%  343%  292%  249%  214%  187%  165%  148%  104%  100%

     If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

                          APPLICABLE PERCENTAGES UNDER
                             GUIDELINE PREMIUM TEST

INSURED
PERSON'S
ATTAINED AGE   40    45    50    55    60    65    70    75    95+
------------   ---   ---   ---   ---   ---   ---   ---   ---   ---
%              250%  215%  185%  150%  130%  120%  115%  105%  100%

     Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

     Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

     There is an exception to the requirement that 10% of the total specified amount must be base coverage. If we issue the enhanced early cash value term rider, your Policy must have an initial specified amount that is all base coverage. Rider coverage must be in an amount equal to 99% of your Policy's initial specified amount. Thereafter, following the first increase in your specified amount,

     . base coverage must be at least 10% of the sum of your base coverage and rider coverage; and

     . your Policy's specified amount cannot at any time include any supplemental coverage.

See "Enhanced Early Cash Value Term Rider" on page 42.

     Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value.

     You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

     . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

     .    Supplemental coverage has no surrender charges;

     . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

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



     . We calculate the monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Guarantee period benefit" on page 32); and

     . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

     You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for a maximum of the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge. (See "Enhanced Early Cash Value Term Rider" on page 42 for an exception to the requirements described in this paragraph.)

     You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your USL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 33, will be allocated upon receipt to the available investment options you have chosen.

     Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

     When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 40 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

     We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 64. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 36).

     Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 32) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

     Guarantee period benefit. Your Policy makes two benefit riders available to you that provide a "guarantee period benefit." This means that if you have one of these guarantee period benefit riders, your Policy and any other benefit riders you have selected will not lapse during the rider's guarantee period as long as you have paid the required monthly guarantee premiums associated with that rider. The required monthly guarantee premiums for the guarantee period benefit rider you have selected are shown on page 3 of your Policy. The more supplemental coverage you select, the lower your overall Policy charges; however, selecting more supplemental coverage will result in higher monthly guarantee premiums. If you pay the monthly guarantee premiums while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero. You cannot select either of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

     One of these riders, called the "monthly guarantee premium rider for the first 20 years," is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the "guaranteed minimum withdrawal benefit rider." We issue the rider only when the Policy is issued. There is no charge associated with the rider. You may select the guaranteed minimum withdrawal benefit rider only at the time we issue your Policy and you select either death benefit Option 1 or Option 2 and certain other Policy features. There is a charge for this rider. We will not issue the monthly guarantee premium rider for first 20 years if you select the guaranteed minimum withdrawal benefit rider.

     There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the guaranteed minimum withdrawal benefit rider, Policy values are lower for a Policy that has this rider as opposed to one that does not.

     Some states require variations in the terms of one or more of the riders or prohibit their availability.

     The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 41. Be sure to review their descriptions.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specific investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

          Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 35, "Restrictions initiated by the Funds and information sharing obligations" on page 36 and "Additional Rights That We Have" on page
58).

     . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

     . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

     . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

          The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

          a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

          b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

          The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

     Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 39.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on

April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

     We are required to monitor the Policies to determine if a Policy owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

     In most cases exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3)  the second transaction above is considered market timing.

          Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

     In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

     Restrictions initiated by the funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

     Increase in coverage. At any time before the Policy's maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

     . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

     . applies as if we were instead issuing the same amount of base coverage as a new Income Advantage Select Policy; and

     . applies to the amount of the increase for the 14 Policy years following the increase.

     Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first three Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase. See "Enhanced Early Cash Value Term Rider" on page 42 for an exception to the 10% requirement.

     Decrease in coverage. After the first Policy year and before the Policy's maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit cannot be less than the greater of:

     .    $50,000; and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

     We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 40) following the VALUATION DATE we receive the request.

     The decrease in coverage is applied in the following order:

     . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

     . Against the next most recent increases successively, with the supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

     . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

     We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

     A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

     Change of death benefit option. You may at any time before the Policy's maturity date while the insured is living request us to change your death benefit option from:

     Option 1 to Option 2;
     Option 2 to Option 1; or
     Option 3 to Option 1.

     No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 37. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 65 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

     Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of either of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 44 and "Guaranteed Minimum Withdrawal Benefit Rider" on page 46.

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



ACCOUNT VALUE ENHANCEMENT

     Your Policy will be eligible for an Account Value Enhancement at the end of the 21st Policy year, and at the end of each Policy year thereafter. (The Account Value Enhancement and the Enhanced Early Cash Value Term Rider are different features. See "Enhanced Early Cash Value Term Rider" on page 42.) An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero or greater. All other Policies issued in the same calendar year, however, will be treated the same.

     Here are the additional terms of the Account Value Enhancement:

     . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

     . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

     . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at that time.

     . All eligible Policies issued in the same calendar year will receive the same enhancement percentage credited as of the end of each Policy year.

     . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

     Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

     Date of issue; policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "DATE OF ISSUE." POLICY MONTHS and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

     . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise your right to return your Policy described under "Free look period" on page 33 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

RIDERS

     You may be eligible to add additional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 26.

     Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

     Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person's 65th birthday or the "Maturity Date" shown on page 3 of your Policy; however, you may elect to terminate it at any time before then. When the rider terminates, the charge will cease.

     Enhanced Early Cash Value Term Rider. This rider provides term life insurance on the life of the Policy's insured person. While we refer to this rider as the "Enhanced Early Cash Value Term Rider," the rider form name is "Term Life Insurance Benefit Rider." The rider's death benefit (or "rider amount") may be no more than 99% of the total amount of coverage (the sum of coverage of the Policy and this rider) when the Policy is issued. You must apply for this rider when you apply for the Policy. If you choose this rider your Policy's specified amount cannot have supplemental coverage at any time. The insured person can be no older than attained age 75 at application.

     Rider charges. The rider has two charges:

     . a monthly expense charge per $1,000 of the rider amount which will be deducted for the first ten Policy years (decreases in the rider amount do not reduce this charge); and

     . a monthly insurance charge based on the insured person's gender, attained age at each Policy anniversary, premium class and net amount at risk attributable to the rider.

     Both charges are illustrated in the Tables of Charges that begin on page
11.

     Rider Amount. Increases in the rider coverage are not permitted. You may decrease the total amount of coverage after the first Policy year. Your requested decrease may not result in a decrease in the rider amount. See the rider for more information.

     If the insured person dies, we will pay the rider amount to the Policy's beneficiary, or to another beneficiary if the Policy owner has designated a different beneficiary under the rider.

     Termination or Automatic Conversion. You may elect to terminate this rider at any time. If you do so, the rider charges will cease. If the rider has not previously terminated, then on the Policy anniversary nearest the insured person's age 121:

     .    this rider will terminate; and

     . we will increase the specified amount under the Policy by the rider amount at the time of rider termination.

     This rider is primarily designed to meet certain small business needs and may not be an appropriate alternative for individuals who are considering applying for a specified amount that is a blend of base coverage and supplemental coverage. This rider may provide a higher cash surrender value in the early Policy years than a Policy would accrue with only base coverage, or with a blend of base coverage and supplemental coverage. However, in later Policy years, base coverage alone or a blend of base coverage and supplemental coverage may provide higher cash surrender values. The potential differences in cash surrender values are because of the current charges for the rider and the current charges for base coverage and supplemental coverage.

     You should carefully review the illustrations for this Policy to help you decide if this rider is appropriate for you. The illustrations will show potential Policy values with base coverage and this rider, and with base coverage and supplemental coverage.

     Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age
56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

     Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

     There is a one-time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

     You can request to exercise the rider when:

     . The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

     .    The Policy has been in force at least until the later of:

          (a)  the Policy anniversary nearest the insured person's age 75; or

          (b)  the 15th Policy anniversary.

     The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

     . There must be sufficient cash surrender value to cover the one-time charge;

     . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

     . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

     . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

     . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

     . There can be no riders in force that require charges after the exercise date, other than term riders (a term rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

     On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

     The following conditions apply beginning with the exercise date:

     . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

     . All future monthly deductions will be waived, including those for any term rider;

     .    No additional premiums will be accepted;

     .    The Policy cannot become a modified endowment contract;

     .    No new policy loans or partial surrenders will be allowed;

     .    Policy loans can be repaid;

     . No changes will be allowed in the specified amount or choice of death benefit option;

     . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

     . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

     The rider will terminate on the earlier of the following dates:

     .    Upon your written request to terminate the rider; or

     .    Upon termination of the Policy.

     Monthly Guarantee Premium Rider for First 20 Years. This rider is a benefit available to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the guaranteed minimum withdrawal benefit rider. We issue the rider only when the Policy is issued. There is no charge associated with the rider. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The rider provides a guarantee, explained below, until the earlier of:

     .    The 20th Policy anniversary; or

     .    The Policy anniversary nearest the insured person's 95th birthday.

     Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

     Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

     . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

     . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then you have met the monthly guarantee premium requirement.

     As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 64.

     If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

     If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

     Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

     . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

     . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

     . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

     . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

     The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

     Guaranteed Minimum Withdrawal Benefit Rider. This rider provides for a guaranteed minimum withdrawal benefit. The benefit is available upon your written request while the Policy and this rider are in force. Your request must be made during the eligibility period. The rider also provides a guarantee that your Policy will not lapse for a specified period. The rider will terminate before the end of the eligibility period only upon the occurrence of any one of the events described in "Termination" on page 51. The guaranteed minimum withdrawal benefit rider is not available if your Policy is issued on a simplified issue or guaranteed issue basis.

     Requirements to purchase the rider - Here are the requirements you must meet in order to purchase this rider:

     .    you must purchase the rider when applying for the Policy;

     . you may not select the monthly guarantee premium rider for first 20 years;

     . the Policy's insured person can be no younger than attained age 20 or no older than attained age 60 when we issue the Policy;

     .    you must elect either death benefit Option 1 or 2;

     .    you must elect the guideline premium test; and

     . you must elect automatic rebalancing and maintain it as long as the rider is in effect.

     See "Required minimum death benefit" on page 28 and "Automatic rebalancing" on page 34.

     Eligibility period - The eligibility period:

     . starts on the tenth Policy anniversary, or the Policy anniversary nearest the insured person's 65th birthday, if earlier; and

     .    ends on the Policy anniversary nearest the insured person's age 70.

     Withdrawal period - The withdrawal period is the length of time for which we will make guaranteed minimum withdrawal benefit payments. Currently the length of the initial withdrawal period for each rider we issue is 10 years. We reserve the right to increase or decrease the length of the initial withdrawal period for each rider we issue in the future.

     The actual withdrawal period starts on the date of the first withdrawal on or after the date the eligibility period begins, but no later than on the date the eligibility period ends. The actual withdrawal period for each rider can be longer or shorter than the initial withdrawal period due to loans, partial surrenders and any applicable surrender charges.

     Guaranteed Benefit Balance - Before the withdrawal period begins and during the eligibility period, we guarantee that an amount equal to what we refer to as the GUARANTEED BENEFIT BALANCE may be withdrawn over the withdrawal period. Before the first withdrawal during the eligibility period, the Guaranteed Benefit Balance will be calculated as follows:

     . we will add all premiums paid (limited in each Policy year after the first, to the amount of premium paid during the first Policy year);

          .    less all partial withdrawals;

          . plus interest at the Accumulation Rate shown on page 3 of your Policy; and

          .    we will subtract the Policy loan balance; and

     . we will subtract an amount equal to the sum of the monthly guarantee premiums (described in the "Monthly guarantee period benefit" section of this rider description) from the date of issue until the current month, (but not beyond the end of the monthly guarantee period) plus interest at the Accumulation Rate shown on page 3 of your Policy.

     The monthly guarantee premium for each month in the monthly guarantee period will be added to obtain the sum described in the last bullet above, even if the monthly guarantee premium requirement has not been met. Termination of the monthly guarantee period benefit does not change the length of the monthly guarantee period in effect.

     We guarantee that an amount equal to the Guaranteed Benefit Balance immediately prior to the first withdrawal during the eligibility period may be withdrawn. The amount of each payment and the actual withdrawal period will vary, subject to:

     .    any subsequent Policy loan activity;

     .    any subsequent full or partial surrenders; and

     . any applicable surrender charges and additional charges due to partial surrenders.

     If the Guaranteed Benefit Balance is less than $500, we reserve the right to make payment over a reduced period. There is no benefit payable if the Guaranteed Benefit Balance is less than or equal to zero.

     Maximum guaranteed annual withdrawal - After the eligibility period begins, the first withdrawal results in calculation of the initial maximum annual withdrawal amount, which is:

     . the Guaranteed Benefit Balance immediately prior to the first withdrawal;

     . divided by the number of years in the initial withdrawal period (currently 10).

     Guaranteed Benefit Balance and maximum annual withdrawal amount calculations during the withdrawal period - The Guaranteed Benefit Balance will be reduced by the amount of any new loans (including loan interest), and any new withdrawals. The Guaranteed Benefit Balance will be increased by any loan repayments and any unearned loan interest. At the end of each 12-month period from the time of the first withdrawal, the maximum annual withdrawal amount for the next 12-month period will be recalculated. If the number of years remaining in the initial withdrawal period is one or more, the recalculation will be the lesser of:

     . the Guaranteed Benefit Balance at the beginning of the previous 12-month period; less withdrawals and loans made during the previous 12-month period; plus any loan repayments made during the previous 12-month period (including any unearned loan interest); divided by the number of years remaining in the initial withdrawal period;

          or

     . the annual withdrawal amount in effect for the previous 12-month period.

     If the number of years remaining in the initial withdrawal period is less than one, the maximum annual withdrawal amount will be the amount in effect for the previous 12-month period until the Guaranteed Benefit Balance is zero. After the actual withdrawal period has started, premium payments will not be included in the benefit balance calculation.

     Policy surrender or maturity - If you surrender your Policy or if it matures and the Policy has a cash surrender value, you will receive:

     . The cash surrender value, at the time of surrender or maturity, in a single sum or under a payment option (see "Payment Options" on page
          55); plus

     . The excess of the Guaranteed Benefit Balance over the cash surrender value paid in equal amounts over the number of years remaining in the initial withdrawal period.

     If you surrender your Policy or if it matures after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time you surrender your Policy or it matures.

     Policy lapse - If your Policy lapses without any cash surrender value during the eligibility Period, you will receive the Guaranteed Benefit Balance in equal amounts over the initial withdrawal period.

     If the Policy lapses without any cash surrender value during the actual withdrawal period, you will receive the remaining Guaranteed Benefit Balance in equal amounts over the number of years remaining in the initial withdrawal period. If the Policy lapses after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time of lapse.

     Rider charge - We will deduct a daily charge at a current annual effective rate of 0.75% of your accumulation value that is then invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.

     Death benefit - This rider does not provide a death benefit payable in addition to the amount payable under the Policy. However, if the Policy has lapsed and at the time of death the Policy owner was receiving payments under any provision of this rider, the present value of any remaining payments will be paid to the Policy owner's beneficiary in a single sum.

     Investment option restrictions - If you purchased this rider, certain investment options are identified on page 3 of your Policy as "Restricted Funds." This means that we will limit the total amount of your accumulation value less Policy loans that may be invested in Restricted Funds to 30% of your Policy's total accumulation value less Policy loans. Here is an example:

     Let us say your total accumulation value is $1,000 and you have an outstanding loan of $300.

     We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in Restricted Funds to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in Restricted Funds increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under the rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

     Your Policy identifies the initial list of Restricted Funds. We reserve the right under the Policy to add or remove Restricted Funds, in the following manner:

     . If we add an investment option to the Policy, it is possible that it will be a Restricted Fund; and

     . We may decide (or in some cases, we may be required) to remove a Restricted Fund from the Policy.

     If you purchased this rider, you are required to use our automatic rebalancing program. This program assures that you adhere to the 30% requirement for Restricted Funds. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages to correspond to your then current premium allocation designation. See "Automatic rebalancing" on page 34. Currently we require that you maintain automatic rebalancing on an annual basis. We reserve the right, however, to require that you rebalance more often than annually.

     You may choose to rebalance more frequently than annually. You may give us new automatic rebalancing instructions at any time.

     The Restricted Funds currently are:

     .    AIM V.I. Global Real Estate Fund

     .    AIM V.I. International Growth Fund

     .    Credit Suisse Trust U.S. Equity Flex I Portfolio

     .    Dreyfus VIF International Value Portfolio

     .    Franklin Templeton VIP Franklin Small Cap Value Securities Fund

     .    JPMorgan International Equity Portfolio

     .    MFS(R) VIT New Discovery Series

     .    Oppenheimer Global Securities Fund/VA

     .    PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio

     .    Putnam VT Small Cap Value Fund

     .    VALIC Co. I International Equities Fund

     .    VALIC Co. I Small Cap Index Fund

     Monthly guarantee period benefit - As indicated above in "Requirements to purchase the Rider," if you purchase this rider we will not issue the guarantee period benefit rider. This rider, however, provides a monthly guarantee period benefit based on your payment of monthly guarantee premiums. The monthly guarantee premium for the initial specified amount and any benefit riders in force on the date of issue is shown on page 3 of your Policy. If you have purchased this rider, the "monthly guarantee premium" in your Policy refers to the monthly guarantee period benefit under this rider. There is no additional charge for this rider's monthly guarantee period benefit. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The guarantee period begins on the date of issue and ends on:

     .    the Policy anniversary nearest the insured person's attained age 65;
          or

     .    the 10th Policy anniversary, if later.

     Policy months are measured from the date of issue. On the first day of each Policy month that you are covered by this rider we determine if the monthly guarantee premium requirement has been met, as follows:

     . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

     . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

     .    you have met the monthly guarantee premium requirement.

     The Policy will not terminate (i.e., lapse) during the guarantee period if, on the first day of each Policy month during that period you have met the monthly guarantee premium requirement. See "Policy Lapse and Reinstatement" on page 64.

     If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The guarantee period benefit will remain in force during the 61-day period that follows the failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the guarantee period benefit from terminating. If you do not pay the amount required to keep the benefit in force by the end of the 61-day period, the guarantee period benefit will terminate and cannot be reactivated.

     If the monthly guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

     Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit options, add or delete another benefit rider, increase or decrease another benefit rider, or change premium class, we calculate a new monthly guarantee premium. Except as described in "Termination," below, these changes will not affect the terms or the duration of the monthly guarantee period benefit or the rider. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center, shown under "Contact Information" on page 5 for this purpose.

     . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's attained age on the effective date of the increase, and the amount of the increase.

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



     . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half the monthly guarantee premium is reduced by one-half.

     . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

     . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

     Reinstatement - If the Policy lapses, this rider may be reinstated with the Policy if benefits are not being paid under this rider at the time of lapse, subject to:

     .    evidence of insurability; and

     .    payment of the necessary premium to reinstate the Policy.

     Termination - This rider will terminate if:

     .    the Policy terminates or matures;

     . withdrawals have been taken during the eligibility period and the Guaranteed Benefit Balance has been reduced to zero;

     .    automatic rebalancing has been discontinued;

     . automatic rebalancing percentages are changed allowing for more than 30% of the Policy's total accumulation value less Policy loans to be invested in Restricted Funds;

     . the insured person reaches attained age 70 and no withdrawals were taken during the eligibility period; or

     .    any of the following occurs after the eligibility period begins:

          .    the Policy's specified amount is increased; or

          .    the Policy's death benefit option is changed; or

          .    any other rider is added prior to its scheduled termination date;
               or

          . the Policy's premium class is changed (including a change in rating); or

          . the Policy's specified amount is decreased for any reason other than due to a partial surrender. (This includes changing the death benefit option from Option 1 to Option 2.)

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
65. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy

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



transaction. See "Policy Features" on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 59.

E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS

     See page 21 for information regarding E-Delivery, E-Service and written transactions.

WITHDRAWING POLICY INVESTMENTS

     Full Surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans and unpaid loan interest and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that an Income Advantage Select Policy will have any cash surrender value during at least the first year.

     Partial Surrender. You may, at any time after the first Policy year and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

     If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 37.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

     . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

     . the amount of insurance of the new policy will be the same as the initial amount of insurance under your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

     . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

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



     . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

     .    evidence of insurability will not be required for the exchange.

     Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

     . we use your original Policy's cash surrender value as a single premium for the new policy;

     . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

     . you will owe no additional premiums or other charges during the entire time the new policy is in force;

     . the new policy is "non-participating" which means you will not be entitled to any dividends from USL;

     . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

     . we will pay the amount of coverage to the owner if the insured person is living at the new policy's maturity date and the new policy will terminate.

     Right to convert in the event of a material change in investment policy. Under New York law, if there is a material change in the investment policy of Separate Account USL VL-R which has been approved by the Superintendent of the New York Insurance Department, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of: (1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

     If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

     We reserve the right at any time to limit the maximum loan amount to 90% of your accumulation value less any applicable surrender charges. The 90% limit will apply to

     .    all policies regardless of the date of issue; and

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



     .    any loans taken after the new limit is declared.

     Any loans outstanding when the new limit is declared will be administered under the rules for loans that were in place at the time the loan was taken.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 3.00% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at the end of each Policy year at a guaranteed annual effective rate of 3.75%. Loan interest accrues daily. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 3.00%. We intend to set the rate of interest you are paying to the same 3.00% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 3.00%, and

     .    will never exceed an annual effective rate of 3.25%.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121st birthday, unless you have elected to extend coverage. See "Options to extend coverage," on page 55.

     Option to extend coverage. You may elect to extend your original maturity date. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

     To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

     The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

     .    You may not revoke your exercising this option;

     . No riders attached to this policy will be extended unless otherwise stated in the rider;

     .    No further charges will be assessed on the monthly deduction day;

     .    You may not pay any new premiums;

     .    Interest on policy loans will continue to accrue;

     .    You may repay all or part of a loan at any time; and

     . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 64 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

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



     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 2%.

     Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

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



PAYMENT OF PROCEEDS

     General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

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



     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                    VARIATIONS IN POLICY OR INVESTMENT OPTION
                              TERMS AND CONDITIONS

     We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

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



     Underwriting and premium classes. We may add or remove premium classes. We currently have ten premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

     . Five Non-Tobacco classes: preferred plus, preferred, standard plus, standard and special;

     .    Three Tobacco classes: preferred, standard and special; and

     . Two additional classes: simplified and guaranteed (subject to state approval).

     Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     Expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York Department of Insurance may require that we seek its prior approval before we make some of these changes. The New York Insurance Department may require that we seek its prior approval before we make some of these changes.

     Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                            CHARGES UNDER THE POLICY

     Statutory premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. USL receives this charge to cover sales expenses, including commissions.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at a maximum annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. The current daily charge is at an annual effective rate of 0.20%. After

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



a Policy has been in effect for 10 years, we will reduce the daily charge to a maximum annual effective rate of 0.35%, and after 20 years, to a maximum annual effective rate of 0.15%. USL receives this charge to pay for our mortality and expense risks.

     Flat monthly charge. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. The flat monthly charge is the "Monthly Administration Fee" shown on page 3A of your Policy. USL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

     Monthly charge per $1,000 of base coverage. The Policies have a monthly expense per $1,000 of base coverage which will be deducted during the first three Policy years and during the first three years following any increase in base coverage. This charge varies according to the age and gender of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We discuss base coverage under "Your specified amount of insurance" on page 27.) This charge can range from a maximum of $1.83 or each $1000 of base coverage to a minimum of $0.14 or each $1000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges on page 14) is $0.25 for each $1000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for the First Three Years." USL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

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     Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York Insurance Department and will be determined at least every five years.

     Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. USL receives this charge to fund the death benefits we pay under the Policies.

     USL receives this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charge for the guaranteed minimum withdrawal benefit rider, however, will be assessed daily. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, enhanced early cash value term rider, waiver of monthly deduction rider, overloan protection rider, monthly guarantee premium rider for first 20 years and guaranteed minimum withdrawal benefit rider. The riders are described beginning on page 41, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

     The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 28 of the Policy. As shown in the Tables of Charges beginning on page 11 the maximum surrender charge is $37 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $3 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $17 per $1,000 of base coverage (or any increase in the base coverage).

     The surrender charge decreases on an annual basis until, in the fifteenth Policy year (or the fifteenth year following an increase in base coverage), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

     The following chart illustrates how the surrender charge declines over the first 14 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Charges

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



beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                    SURRENDER CHARGE FOR A 38 YEAR OLD MALE

POLICY YEAR           1     2     3     4     5     6     7     8     9     10    11    12    13    14    15
-------------------- ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
SURRENDER CHARGE     $17   $17   $17   $17   $17   $16   $15   $14   $13   $12   $11    $9    $6    $3    $0
PER $1,000 OF BASE
COVERAGE

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 52 and "Change of death benefit option" on page 38.

     For those Policies that lapse in the first 14 Policy years, USL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. USL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. USL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We will charge you interest on any loan at an annual effective rate of 3.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 3.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" on page 53.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 18. All maximum guaranteed charges also appear in your Policy.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 63.

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



     Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

     USL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 59 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 22 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the

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



Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 59 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center. See "Contact Information" on page 5.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 63. The "daily charge" described on page 59 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from USL.

                         POLICY LAPSE AND REINSTATEMENT

     While the guarantee period benefit rider (discussed on page 44 under "Monthly Guarantee Premium Rider for First 20 Years") or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider (discussed on page 46 under "Guaranteed Minimum Withdrawal Benefit Rider") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums. You cannot reinstate the monthly guarantee premium rider for first 20 years or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider once coverage expires or terminates for any reason. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and unpaid loan interest and any surrender charge that then applies) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Policy changes and extending coverage. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioner's Standard Ordinary mortality and morbidity tables ("2001 CSO Mortality Tables") provide a stated termination date of age 121. The "Option to extend coverage" described on page 55 allows you to continue your Policy beyond the insured person's age 121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your policy as it relates to Section 7702 and the termination date of the Mortality Tables.

     Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

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



     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $3.5 million for decedents dying in 2009. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $3.5 million in 2009. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The Internal Revenue Service and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

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



     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

     USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

     The Financial Statements of USL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-251-3720.

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                       PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                          PROSPECTUS
------------------------------------------------------------------   -----------
accumulation value................................................         8
Administrative Center.............................................         5
automatic rebalancing.............................................        34
base coverage.....................................................        30
basis.............................................................        66
beneficiary.......................................................        56
cash surrender value..............................................         7
cash value accumulation test......................................        29
close of business.................................................        39
Code..............................................................        28
Contact Information...............................................         5
cost of insurance rates...........................................        60
daily charge......................................................        59
date of issue.....................................................        40
death benefit.....................................................         6
dollar cost averaging.............................................        34
Fixed Account.....................................................        25
free look.........................................................        33
full surrender....................................................         7
Fund, Funds.......................................................         6
grace period......................................................         9
guarantee period benefit..........................................        32
Guaranteed Benefit Balance........................................        47
guideline premium test............................................        29
insured person....................................................         1
investment options................................................        63
Lapse.............................................................         9
loan (see "Policy loans" in this Index)...........................         7
loan interest.....................................................        62
maturity date.....................................................        54
modified endowment contract.......................................        65
monthly deduction day.............................................        40
monthly guarantee premium.........................................         9
monthly insurance charge..........................................        60
net amount at risk................................................        13
Option 1, Option 2, Option 3......................................         6

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                       PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                          PROSPECTUS
------------------------------------------------------------------   -----------
partial surrender.................................................        52
payment options...................................................        55
planned periodic premiums.........................................        32
Policy loans......................................................        53
Policy months.....................................................        40
Policy year.......................................................        40
preferred loan....................................................        54
premium class.....................................................        59
premium payments..................................................        31
reinstate, reinstatement..........................................        64
required minimum death benefit....................................        28
required minimum death benefit percentage.........................        29
Separate Account USL VL-R.........................................        19
seven-pay test....................................................        65
specified amount..................................................        27
supplemental coverage.............................................        30
Transfers.........................................................        33
valuation date....................................................        39
valuation period..................................................        39
variable investment options.......................................        22

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                 PRIVACY NOTICE

--------------------------------------------------------------------------
American General Life Companies      .   We have physical, electronic,
knows that your privacy is               and procedural safeguards in
important. You have received this        place that were designed to
notice as required by law and            protect Nonpublic Personal
because you are now or may be a          Information.
customer of one of our companies.
This notice will advise you of the   .   We do not share Nonpublic
types of Nonpublic Personal              Personal Information about you
Information we collect, how we use       except as allowed by law.
it, and what we do to protect your
privacy.                             .   We may disclose all types of
                                         Nonpublic Personal Information
"Nonpublic Personal Information"         that we collect, including
refers to personally identifiable        information regarding your
information that is not available        transactions or experiences
to the public.                           with us, when needed, to:

"Employees, Representatives,            (i) Our Employees,
Agents, and Selected Third Parties"     Representatives, Agents, and
refers to individuals or entities       Selected Third Parties, as
who act on our behalf.                  permitted by law; or

..   Our Employees, Representatives,     (ii) other organizations with
    Agents, and Selected Third          which we have joint marketing
    Parties may collect Nonpublic       agreements as permitted by law.
    Personal Information about you,
    including information:           .   The types of companies and
                                         persons to whom we may
   .   Given to us on applications       disclose Nonpublic Personal
       or other forms;                   Information as permitted by
                                         law include: banks; attorneys;
   .   About transactions with us,       trustees; third-party
       our affiliates, or third          administrators; insurance
       parties;                          agents; insurance companies;
                                         insurance support
   .   From others, such as credit       organizations; credit
       reporting agencies,               reporting agencies; registered
       employers, and federal and        broker-dealers; auditors;
       state agencies.                   regulators; and reinsurers.

..   The types of Nonpublic Personal  .   We do not share your Nonpublic
    Information we collect depends       Personal Health Information
    on the products we offer to you      unless authorized by you or
    and may include your: name;          allowed by law.
    address; Social Security
    Number; account balances;        .   Our privacy policy applies, to
    income; assets; insurance            the extent required by law, to
    premiums; coverage and               our agents and representatives
    beneficiaries; credit reports;       when they are acting on behalf
    marital status; and payment          of American General Life
    history. We may also collect         Companies.
    Nonpublic Personal Health
    Information, such as medical     .   You will be notified if our
    reports, to underwrite               privacy policy changes.
    insurance policies, process
    claims, or for other related     .   Our privacy policy applies to
    functions.                           current and former customers.

..   We restrict access to Nonpublic  THIS PRIVACY NOTICE IS PROVIDED
    Personal Information to those    FOR YOUR INFORMATION ONLY. YOU DO
    Employees, Representatives,      NOT NEED TO CALL OR TAKE ANY
    Agents, or Selected Third        ACTION.
    Parties who provide products or
    services to you and who have
    been trained to handle
    Nonpublic Personal Information
    as described in this Notice.

..   We have policies and procedures
    that direct our Employees,
    Representatives, Agents and
    Selected Third Parties acting
    for us, on how to protect and
    use Nonpublic Personal
    Information.

--------------------------------------------------------------------------

This Privacy Notice is provided on   CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:   RESIDENTS ONLY:
AGC Life Insurance Company, AIG
Life Insurance Company, AIG Life of  Following the law of your state,
Bermuda, Ltd., AIG Premier           we will not disclose nonpublic
Insurance Company, AIG Worldwide     personal financial information
Life Insurance of Bermuda, Ltd,      about you to nonaffiliated third
American General Assurance Company,  parties (other than as permitted
American General Equity Services     by law) unless you authorize us to
Corporation, American General        make that disclosure. Your
Indemnity Company, American General  authorization must be in writing.
Life and Accident Insurance          If you wish to authorize us to
Company, American General Life       disclose your nonpublic personal
Insurance Company, American General  financial information to
Property Insurance Company of        nonaffiliated third parties, you
Florida, American General Property   may write to us at: American
Insurance Company, American          General Life Companies Service
International Life Assurance         Center, P.O. Box 4373, Houston,
Company of New York, Delaware        Texas 77210-4373.
American Life Insurance Company,
Pacific Union Assurance Company,     (C) 2009. All rights reserved.
The United States Life Insurance
Company in the City of New York.

                                                           AGLC0375-STF Rev0209

   [GRAPHIC]

Easy & Convenient

With e-Service from The United States Life Insurance Company in the City of New York,/1/ you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with e-Delivery, you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

   [LOGO OF ESERVICE]
      www.americangeneral.com

/1/  Not available for all products.

The United States Life Insurance Company in the City of New York

VUL Administration
P.O. Box 4880
Houston, Texas, 77210-4880

www.americangeneral.com

Variable universal life insurance policies are issued by The United States Life Insurance Company in the City of New York and distributed by American General Equity Services Corporation, member FINRA. The United States Life Insurance Company in the City of New York solicits variable universal life insurance only in the state of New York.

(C) 2009. All rights reserved.

AGLC103615

                                               The United States Life Insurance
                                                Company in the City of New York

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

For additional information about the Income Advantage Select(SM) Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2009. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-251-3720. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Income Advantage Select Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
70 Pine Street, New York, New York 10270

INCOME ADVANTAGE SELECT
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
Policy Form Number 08704N

Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York ("USL") are its responsibility. USL is responsible for its own financial condition and contractual obligations.

                                For E-SERVICE and
                           E-DELIVERY, or to view and
                              Print Policy or Fund
                            prospectuses visit us at
                             www.americangeneral.com

                                   [LOGO] IMSA
                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                        Membership in IMSA applies only
                      to The United States Life Insurance
                        Company in the City of New York
                            and not to its products.

(C) 2009. All rights reserved.                            ICA File No. 811-09359

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R

                          INCOME ADVANTAGE SELECT(SM)

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-251-3720; 1-713-831-3913; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2009

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated May 1, 2009, describing the Income Advantage Select flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   USL.....................................................................  3
   Separate Account USL VL-R...............................................  3
   American Home Assurance Company.........................................  4

SERVICES...................................................................  4

DISTRIBUTION OF THE POLICIES...............................................  5

PERFORMANCE INFORMATION....................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES..................................  7

       Gender neutral policies.............................................  7
       Special purchase plans..............................................  7
       Underwriting procedures and cost of insurance charges...............  7
       Certain arrangements................................................  8
   More About The Fixed Account............................................  8
       Our general account.................................................  8
       How we declare interest.............................................  8
   Adjustments to Death Benefit............................................  9
       Suicide.............................................................  9
       Wrong age or gender.................................................  9
       Death during grace period...........................................  9

ACTUARIAL EXPERT...........................................................  9

MATERIAL CONFLICTS.........................................................  9

FINANCIAL STATEMENTS....................................................... 10

   Separate Account Financial Statements................................... 10
   USL Financial Statements................................................ 10
   American Home Financial Statements...................................... 10

INDEX TO FINANCIAL STATEMENTS.............................................. 11

   Separate Account USL VL-R Financial Statements.......................... 11
   USL Financial Statements................................................ 11
   American Home Statutory Basis Financial Statements...................... 11

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL. The commitments under the Policies are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

   On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 65 separate "divisions," 47 of which are available under the Policies offered by the prospectus as variable "investment options." All of these 47 divisions and the remaining 18 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, USL paid AGLC for these services $146,282,821, $124,096,933 and $123,054,762, respectively.

   USL and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. may provide services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 90% of the premiums received in the first Policy year up to a "target premium";

   . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

   . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

   . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

   . 0.15% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

   . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

   . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or for future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

   The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS SAI, PLEASE SEE THE RELATED PROSPECTUS.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Income Advantage Select Policies on both a gender-neutral and sex-distinct basis.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of USL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, USL and American Home. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The statement of net assets as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2008 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

USL FINANCIAL STATEMENTS

   The balance sheets of USL as of December 31, 2008 and 2007 (restated) and the related statements of income (loss), shareholder's equity, comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report (which contains an explanatory paragraph relating to the Company's restatement of its financial statements as described in Note 19 to the financial statements) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME FINANCIAL STATEMENTS

   The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2008 and 2007, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations as guarantor under a guarantee agreement.

I.  Separate Account USL VL-R Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2008
Statement of Operations for the period ended December 31, 2008
Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, except as indicated
Notes to Financial Statements

II. USL Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2008 and 2007 (restated)
Statement of Income (Loss) for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Statement of Shareholder's Equity for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Statement of Comprehensive Income (Loss) for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Statement of Cash Flows for the years ended December 31, 2008, 2007 (restated) and 2006 (restated)
Notes to Financial Statements

III. American Home Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2008 and 2007
Statements of Liabilities, Capital and Surplus as of December 31, 2008 and 2007 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2008, 2007 and 2006
Statements of Cash Flow for the years ended December 31, 2008, 2007 and 2006 Notes to Statutory Basis Financial Statements

[LOGO] AMERICAN GENERAL LIFE COMPANIES

                                              Variable Universal Life Insurance
                                                      Separate Account USL VL-R

                                                                           2008

                                                                  Annual Report

                                                              December 31, 2008

               THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    1201 LOUISIANA
                                                    SUITE 2900
                                                    HOUSTON TX 77002-5678
                                                    TELEPHONE (713) 356 4000
                                                    FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL VL-R:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 29, 2009

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF NET ASSETS
DECEMBER 31, 2008

                                                                                              Due from (to)
                                                                           Investment    The United States Life
                                                                         securities - at    Insurance Company
Divisions                                                                  fair value    in the City of New York NET ASSETS
------------------------------------------------------------------------ --------------- ----------------------- ----------
AIG Retirement Company I International Equities Fund                        $ 37,268               $--            $ 37,268
AIG Retirement Company I Mid Cap Index Fund                                   64,074                --              64,074
AIG Retirement Company I Money Market I Fund                                     944                --                 944
AIG Retirement Company I Nasdaq-100 Index Fund                                 4,173                (1)              4,172
AIG Retirement Company I Science & Technology Fund                             7,195                --               7,195
AIG Retirement Company I Small Cap Index Fund                                 26,922                --              26,922
AIG Retirement Company I Stock Index Fund                                    102,763                --             102,763
AIM V.I. Core Equity Fund - Series I                                          49,020                --              49,020
AIM V.I. International Growth Fund - Series I                                 40,231                --              40,231
Alger American Capital Appreciation Portfolio - Class O Shares                   642                --                 642
Alger American MidCap Growth Portfolio - Class O Shares                           78                (1)                 77
American Century VP Value Fund - Class I                                      37,234                --              37,234
Credit Suisse Small Cap Core I Portfolio                                      21,852                 1              21,853
Dreyfus IP MidCap Stock Portfolio - Initial Shares                             5,609                --               5,609
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                     32,231                --              32,231
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           11,264                --              11,264
Fidelity VIP Asset Manager Portfolio - Service Class 2                        23,737                (1)             23,736
Fidelity VIP Contrafund Portfolio - Service Class 2                          197,510                (1)            197,509
Fidelity VIP Equity-Income Portfolio - Service Class 2                        47,738                 1              47,739
Fidelity VIP Growth Portfolio - Service Class 2                               77,546                --              77,546
Fidelity VIP Mid Cap Portfolio - Service Class 2                               1,655                 1               1,656
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2          9,144                --               9,144
Franklin Templeton Franklin U.S. Government Fund - Class 2                     4,882                --               4,882
Franklin Templeton Mutual Shares Securities Fund - Class 2                   347,772                --             347,772
Franklin Templeton Templeton Foreign Securities Fund - Class 2                30,427                (1)             30,426
Janus Aspen International Growth Portfolio - Service Shares                   13,094                --              13,094
Janus Aspen Mid Cap Growth Portfolio - Service Shares                          2,649                (2)              2,647
Janus Aspen Worldwide Growth Portfolio - Service Shares                       61,581                --              61,581
JPMorgan Mid Cap Value Portfolio                                                 130                (1)                129
JPMorgan Small Company Portfolio                                              19,021                --              19,021
MFS VIT Core Equity Series - Initial Class                                     1,104                --               1,104
MFS VIT Growth Series - Initial Class                                        110,380                (1)            110,379
MFS VIT New Discovery Series - Initial Class                                     615                --                 615
MFS VIT Research Series - Initial Class                                      138,370                --             138,370
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       14,616                --              14,616
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     5,971                --               5,971
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class          417                 1                 418
PIMCO VIT Real Return Portfolio - Administrative Class                        38,972                --              38,972
PIMCO VIT Short-Term Portfolio - Administrative Class                         24,985                --              24,985
PIMCO VIT Total Return Portfolio - Administrative Class                       65,715                 1              65,716
Pioneer Fund VCT Portfolio - Class I                                          13,767                (1)             13,766
Pioneer Growth Opportunities VCT Portfolio - Class I                           3,455                --               3,455
Putnam VT Diversified Income Fund - Class IB                                   1,875                --               1,875
Putnam VT Growth and Income Fund - Class IB                                   86,831                --              86,831
Putnam VT International Growth and Income Fund - Class IB                     39,474                --              39,474
UIF Capital Growth Portfolio - Class I Shares                                 31,699                --              31,699
UIF High Yield Portfolio - Class I Shares                                      1,386                --               1,386
Van Kampen LIT Growth and Income Portfolio - Class I                           4,194                --               4,194
Vanguard VIF High Yield Bond Portfolio                                        24,549                --              24,549
Vanguard VIF REIT Index Portfolio                                             44,857                --              44,857

                            See accompanying notes.

                                 USL VL-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                   A           B            A+B=C           D              E             F           C+D+E+F
                                                                                                                    INCREASE
                                         Mortality and                                             Net change in  (DECREASE) IN
                               Dividends  expense risk                               Capital gain    unrealized    NET ASSETS
                                 from         and            NET       Net realized  distributions  appreciation    RESULTING
                                mutual   administrative  INVESTMENT   gain (loss) on  from mutual  (depreciation)     FROM
Divisions                        funds      charges     INCOME (LOSS)  investments       funds     of investments  OPERATIONS
------------------------------ --------- -------------- ------------- -------------- ------------- -------------- -------------
AIG Retirement Company I
  International Equities Fund   $ 1,712     $  (385)       $ 1,327       $  1,440       $ 5,830      $ (36,440)     $ (27,843)
AIG Retirement Company I Mid
  Cap Index Fund                  1,170        (676)           494          2,727         8,297        (50,598)       (39,080)
AIG Retirement Company I
  Money Market I Fund            11,191      (3,732)         7,459             --            --             --          7,459
AIG Retirement Company I
  Nasdaq-100 Index Fund              15         (36)           (21)            16            67         (2,743)        (2,681)
AIG Retirement Company I
  Science & Technology Fund          --         (84)           (84)           (93)           --         (6,266)        (6,443)
AIG Retirement Company I
  Small Cap Index Fund              594        (233)           361         (1,255)        2,473        (13,075)       (11,496)
AIG Retirement Company I
  Stock Index Fund                3,208      (1,015)         2,193            985        14,453        (78,253)       (60,622)
AIM V.I. Core Equity Fund -
  Series I                        1,408        (541)           867          6,263            --        (32,251)       (25,121)
AIM V.I. International Growth
  Fund - Series I                   311        (402)           (91)         3,928           751        (32,324)       (27,736)
Alger American Capital
  Appreciation Portfolio -
  Class O Shares                     --          (5)            (5)           (42)           --           (413)          (460)
Alger American MidCap Growth
  Portfolio - Class O Shares         --          --             --             (8)           24            (60)           (44)
American Century VP Value
  Fund - Class I                  1,073        (331)           742           (188)        5,697        (20,378)       (14,127)
Credit Suisse Small Cap Core
  I Portfolio                        23        (201)          (178)            61            --        (11,155)       (11,272)
Dreyfus IP MidCap Stock
  Portfolio - Initial Shares         97         (64)            33         (2,783)        1,573         (2,731)        (3,908)
Dreyfus VIF Developing
  Leaders Portfolio - Initial
  Shares                            405        (332)            73         (1,549)        2,427        (20,646)       (19,695)
Dreyfus VIF Quality Bond
  Portfolio - Initial Shares        618         (95)           523           (259)           --           (821)          (557)
Fidelity VIP Asset Manager
  Portfolio - Service Class 2       753        (189)           564           (633)        2,783        (11,042)        (8,328)
Fidelity VIP Contrafund
  Portfolio - Service Class 2     2,258      (2,007)           251          1,746         8,309       (144,041)      (133,735)
Fidelity VIP Equity-Income
  Portfolio - Service Class 2     1,612        (504)         1,108            (87)           70        (37,120)       (36,029)
Fidelity VIP Growth Portfolio
  - Service Class 2                 710        (873)          (163)         7,881            --        (78,806)       (71,088)
Fidelity VIP Mid Cap
  Portfolio - Service Class 2         5         (14)            (9)          (109)          298         (1,151)          (971)
Franklin Templeton Franklin
  Small Cap Value Securities
  Fund - Class 2                     95         (58)            37            (31)          657         (3,608)        (2,945)
Franklin Templeton Franklin
  U.S. Government Fund -
  Class 2                           253         (33)           220             10            --             83            313
Franklin Templeton Mutual
  Shares Securities Fund -
  Class 2                        14,263      (3,550)        10,713         (3,405)       20,287       (240,458)      (212,863)
Franklin Templeton Templeton
  Foreign Securities Fund -
  Class 2                           936        (300)           636          2,479         3,830        (27,495)       (20,550)
Janus Aspen International
  Growth Portfolio - Service
  Shares                          1,539        (354)         1,185          1,593         8,248        (36,345)       (25,319)
Janus Aspen Mid Cap Growth
  Portfolio - Service Shares          3          (3)            --             50            15            (44)            21
Janus Aspen Worldwide Growth
  Portfolio - Service Shares        817        (555)           262          1,076            --        (41,722)       (40,384)
JPMorgan Mid Cap Value
  Portfolio                           2          (1)             1             --            12            (78)           (65)
JPMorgan Small Company
  Portfolio                          43        (181)          (138)          (892)        2,413        (10,436)        (9,053)
MFS VIT Core Equity Series -
  Initial Class                      22         (15)             7           (190)           --           (690)          (873)
MFS VIT Growth Series -
  Initial Class                     309      (1,092)          (783)         7,849            --        (71,941)       (64,875)
MFS VIT New Discovery Series
  - Initial Class                    --          (7)            (7)           (36)          167           (568)          (444)
MFS VIT Research Series -
  Initial Class                     809      (1,156)          (347)         2,974            --        (66,009)       (63,382)
Neuberger Berman AMT Mid-Cap
  Growth Portfolio - Class I         --        (162)          (162)           665            --        (12,377)       (11,874)
Oppenheimer Global Securities
  Fund/VA - Non-Service Shares       96         (45)            51           (301)          422         (3,457)        (3,285)
PIMCO VIT CommodityRealReturn
  Strategy Portfolio -
  Administrative Class               26          (4)            22             --             6           (323)          (295)
PIMCO VIT Real Return
  Portfolio - Administrative
  Class                           1,381        (300)         1,081            (22)           61         (5,834)        (4,714)
PIMCO VIT Short-Term
  Portfolio - Administrative
  Class                             693        (148)           545           (125)           --           (867)          (447)
PIMCO VIT Total Return
  Portfolio - Administrative
  Class                           2,959        (492)         2,467            370         1,244         (1,452)         2,629
Pioneer Fund VCT Portfolio -
  Class I                           376        (158)           218           (237)          777         (9,997)        (9,239)
Pioneer Growth Opportunities
  VCT Portfolio - Class I            --         (34)           (34)          (208)          442         (2,152)        (1,952)
Putnam VT Diversified Income
  Fund - Class IB                 1,503        (146)         1,357         (3,460)           --         (1,085)        (3,188)
Putnam VT Growth and Income
  Fund - Class IB                 3,091      (1,045)         2,046        (27,977)       26,575        (67,357)       (66,713)
Putnam VT International
  Growth and Income Fund -
  Class IB                        1,157        (469)           688            195        12,820        (51,352)       (37,649)
UIF Capital Growth Portfolio
  - Class I Shares                  102        (486)          (384)        20,715            --        (63,685)       (43,354)
UIF High Yield Portfolio -
  Class I Shares                    149         (12)           137             --            --           (552)          (415)
Van Kampen LIT Growth and
  Income Portfolio - Class I        119         (39)            80              3           201         (2,283)        (1,999)
Vanguard VIF High Yield Bond
  Portfolio                       2,477        (190)         2,287           (401)           --         (8,521)        (6,635)
Vanguard VIF REIT Index
  Portfolio                       2,512        (497)         2,015           (377)       25,717        (54,599)       (27,244)

                            See accompanying notes.

                                 USL VL-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Divisions
                                                                         ---------------------------------------------
                                                                              AIG                    AIG
                                                                          Retirement      AIG     Retirement    AIG
                                                                           Company I   Retirement Company I  Retirement
                                                                         International Company I    Money    Company I
                                                                           Equities     Mid Cap    Market I  Nasdaq-100
                                                                             Fund      Index Fund    Fund    Index Fund
                                                                         ------------- ---------- ---------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $  1,327     $    494  $   7,459   $   (21)
   Net realized gain (loss) on investments                                    1,440        2,727         --        16
   Capital gain distributions from mutual funds                               5,830        8,297         --        67
   Net change in unrealized appreciation (depreciation) of investments      (36,440)     (50,598)        --    (2,743)
                                                                           --------     --------  ---------   -------
Increase (decrease) in net assets resulting from operations                 (27,843)     (39,080)     7,459    (2,681)
                                                                           --------     --------  ---------   -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               2,317       10,861     43,217     2,783
   Net transfers from (to) other Divisions or fixed rate option              17,353           11    (10,045)      (20)
   Cost of insurance and other charges                                       (3,516)      (7,944)   (11,518)   (1,183)
   Administrative charges                                                       (58)        (272)    (1,378)     (130)
   Policy loans                                                                  --           --          1         8
   Death benefit                                                                 --           --         --        --
   Withdrawals                                                               (1,682)      (9,573)  (559,898)       --
                                                                           --------     --------  ---------   -------
Increase (decrease) in net assets resulting from principal transactions      14,414       (6,917)  (539,621)    1,458
                                                                           --------     --------  ---------   -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (13,429)     (45,997)  (532,162)   (1,223)
NET ASSETS:
   Beginning of year                                                         50,697      110,071    533,106     5,395
                                                                           --------     --------  ---------   -------
   End of year                                                             $ 37,268     $ 64,074  $     944   $ 4,172
                                                                           ========     ========  =========   =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $    805     $    461  $  19,768   $   (28)
   Net realized gain (loss) on investments                                      965        2,562         --       121
   Capital gain distributions from mutual funds                                 994        7,235         --        --
   Net change in unrealized appreciation (depreciation) of investments        1,048       (3,357)        --       605
                                                                           --------     --------  ---------   -------
Increase (decrease) in net assets resulting from operations                   3,812        6,901     19,768       698
                                                                           --------     --------  ---------   -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               2,317       13,166     81,470     2,741
   Net transfers from (to) other Divisions or fixed rate option                  (6)        (582)   (18,064)       --
   Cost of insurance and other charges                                       (3,626)      (7,559)   (13,901)   (1,251)
   Administrative charges                                                       (58)        (345)    (2,140)     (128)
   Policy loans                                                                  --           --          1         7
   Death benefit                                                                 --           --         --        --
   Withdrawals                                                                   --       (2,058)        --        --
                                                                           --------     --------  ---------   -------
Increase (decrease) in net assets resulting from principal transactions      (1,373)       2,622     47,366     1,369
                                                                           --------     --------  ---------   -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,439        9,523     67,134     2,067
NET ASSETS:
   Beginning of year                                                         48,258      100,548    465,972     3,328
                                                                           --------     --------  ---------   -------
   End of year                                                             $ 50,697     $110,071  $ 533,106   $ 5,395
                                                                           ========     ========  =========   =======

                            See accompanying notes.

                                 USL VL-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                         Divisions
                                                                         -----------------------------------------
                                                                            AIG        AIG
                                                                         Retirement Retirement    AIG     AIM V.I.
                                                                         Company I  Company I  Retirement   Core
                                                                         Science &  Small Cap  Company I   Equity
                                                                         Technology   Index      Stock     Fund -
                                                                            Fund       Fund    Index Fund Series I
                                                                         ---------- ---------- ---------- --------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $   (84)   $    361   $  2,193  $    867
   Net realized gain (loss) on investments                                    (93)     (1,255)       985     6,263
   Capital gain distributions from mutual funds                                --       2,473     14,453        --
   Net change in unrealized appreciation (depreciation) of investments     (6,266)    (13,075)   (78,253)  (32,251)
                                                                          -------    --------   --------  --------
Increase (decrease) in net assets resulting from operations                (6,443)    (11,496)   (60,622)  (25,121)
                                                                          -------    --------   --------  --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               181       1,110     13,802    10,099
   Net transfers from (to) other Divisions or fixed rate option                 8      34,699     34,695   (67,115)
   Cost of insurance and other charges                                       (699)     (1,830)   (11,393)   (6,363)
   Administrative charges                                                      (5)        (56)      (359)     (277)
   Policy loans                                                                10          --         --         5
   Death benefit                                                               --          --         --        --
   Withdrawals                                                                 --      (5,746)   (21,880)       --
                                                                          -------    --------   --------  --------
Increase (decrease) in net assets resulting from principal transactions      (505)     28,177     14,865   (63,651)
                                                                          -------    --------   --------  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (6,948)     16,681    (45,757)  (88,772)
NET ASSETS:
   Beginning of year                                                       14,143      10,241    148,520   137,792
                                                                          -------    --------   --------  --------
   End of year                                                            $ 7,195    $ 26,922   $102,763  $ 49,020
                                                                          =======    ========   ========  ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $  (102)   $     41   $  1,245  $    529
   Net realized gain (loss) on investments                                     79          50      2,296       785
   Capital gain distributions from mutual funds                                --         796      7,279        --
   Net change in unrealized appreciation (depreciation) of investments      2,116      (1,281)    (4,839)    7,860
                                                                          -------    --------   --------  --------
Increase (decrease) in net assets resulting from operations                 2,093        (394)     5,981     9,174
                                                                          -------    --------   --------  --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               181         675     17,405    11,619
   Net transfers from (to) other Divisions or fixed rate option               (10)      2,743          1         9
   Cost of insurance and other charges                                       (635)       (971)   (10,047)   (7,802)
   Administrative charges                                                      (5)        (32)      (479)     (315)
   Policy loans                                                                 9          --         --         5
   Death benefit                                                               --          --         --        --
   Withdrawals                                                                 --          --     (1,600)       --
                                                                          -------    --------   --------  --------
Increase (decrease) in net assets resulting from principal transactions      (460)      2,415      5,280     3,516
                                                                          -------    --------   --------  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,633       2,021     11,261    12,690
NET ASSETS:
   Beginning of year                                                       12,510       8,220    137,259   125,102
                                                                          -------    --------   --------  --------
   End of year                                                            $14,143    $ 10,241   $148,520  $137,792
                                                                          =======    ========   ========  ========

                            See accompanying notes.


                                 USL VL-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Divisions
                                                                         ---------------------------------------------
                                                                                          Alger       Alger
                                                                                         American   American
                                                                           AIM V.I.      Capital     MidCap   American
                                                                         International Appreciation  Growth   Century
                                                                            Growth     Portfolio -  Portfolio VP Value
                                                                            Fund -       Class O    - Class O  Fund -
                                                                           Series I       Shares     Shares   Class I
                                                                         ------------- ------------ --------- --------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $    (91)      $   (5)     $ --    $    742
   Net realized gain (loss) on investments                                    3,928          (42)       (8)       (188)
   Capital gain distributions from mutual funds                                 751           --        24       5,697
   Net change in unrealized appreciation (depreciation) of investments      (32,324)        (413)      (60)    (20,378)
                                                                           --------       ------      ----    --------
Increase (decrease) in net assets resulting from operations                 (27,736)        (460)      (44)    (14,127)
                                                                           --------       ------      ----    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              12,262          882       114       7,382
   Net transfers from (to) other Divisions or fixed rate option              (6,666)          (6)        3           5
   Cost of insurance and other charges                                       (6,950)        (553)      (44)     (5,530)
   Administrative charges                                                      (448)         (44)       (6)       (273)
   Policy loans                                                                  --           --        --          (2)
   Death benefit                                                                 --           --        --          --
   Withdrawals                                                                   --           --        --          --
                                                                           --------       ------      ----    --------
Increase (decrease) in net assets resulting from principal transactions      (1,802)         279        67       1,582
                                                                           --------       ------      ----    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (29,538)        (181)       23     (12,545)
NET ASSETS:
   Beginning of year                                                         69,769          823        54      49,779
                                                                           --------       ------      ----    --------
   End of year                                                             $ 40,231       $  642      $ 77    $ 37,234
                                                                           ========       ======      ====    ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $   (200)      $   (5)     $ --    $    417
   Net realized gain (loss) on investments                                    1,936           54        --         759
   Capital gain distributions from mutual funds                                  --           --        10       4,216
   Net change in unrealized appreciation (depreciation) of investments        6,341          164        11      (8,517)
                                                                           --------       ------      ----    --------
Increase (decrease) in net assets resulting from operations                   8,077          213        21      (3,125)
                                                                           --------       ------      ----    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              13,047           --        --       7,132
   Net transfers from (to) other Divisions or fixed rate option               1,061        1,070        (3)       (555)
   Cost of insurance and other charges                                       (7,196)        (460)      (44)     (5,620)
   Administrative charges                                                      (435)          --        --        (250)
   Policy loans                                                                  --           --        --          (5)
   Death benefit                                                                 --           --        --          --
   Withdrawals                                                               (1,316)          --        --          --
                                                                           --------       ------      ----    --------
Increase (decrease) in net assets resulting from principal transactions       5,161          610       (47)        702
                                                                           --------       ------      ----    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      13,238          823       (26)     (2,423)
NET ASSETS:
   Beginning of year                                                         56,531           --        80      52,202
                                                                           --------       ------      ----    --------
   End of year                                                             $ 69,769       $  823      $ 54    $ 49,779
                                                                           ========       ======      ====    ========

                            See accompanying notes.

                                 USL VL-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                         Divisions
                                                                         ----------------------------------------
                                                                                    Dreyfus    Dreyfus    Dreyfus
                                                                                      IP         VIF        VIF
                                                                          Credit    MidCap   Developing   Quality
                                                                          Suisse     Stock     Leaders     Bond
                                                                         Small Cap Portfolio Portfolio - Portfolio
                                                                          Core I   - Initial   Initial   - Initial
                                                                         Portfolio  Shares     Shares     Shares
                                                                         --------- --------- ----------- ---------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                          $   (178)  $    33   $     73    $   523
   Net realized gain (loss) on investments                                     61    (2,783)    (1,549)      (259)
   Capital gain distributions from mutual funds                                --     1,573      2,427         --
   Net change in unrealized appreciation (depreciation) of investments    (11,155)   (2,731)   (20,646)      (821)
                                                                         --------   -------   --------    -------
Increase (decrease) in net assets resulting from operations               (11,272)   (3,908)   (19,695)      (557)
                                                                         --------   -------   --------    -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             5,057     4,847      6,554        359
   Net transfers from (to) other Divisions or fixed rate option                14       (69)        20         (1)
   Cost of insurance and other charges                                     (2,020)   (3,886)    (5,558)    (1,574)
   Administrative charges                                                    (161)     (160)      (164)        (9)
   Policy loans                                                                --        --     (1,222)       (10)
   Death benefit                                                               --      (490)        --         --
   Withdrawals                                                                 --    (2,830)        --     (3,394)
                                                                         --------   -------   --------    -------
Increase (decrease) in net assets resulting from principal transactions     2,890    (2,588)      (370)    (4,629)
                                                                         --------   -------   --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (8,382)   (6,496)   (20,065)    (5,186)
NET ASSETS:
   Beginning of year                                                       30,235    12,105     52,296     16,450
                                                                         --------   -------   --------    -------
   End of year                                                           $ 21,853   $ 5,609   $ 32,231    $11,264
                                                                         ========   =======   ========    =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $   (221)  $   (43)  $     (9)   $   717
   Net realized gain (loss) on investments                                    131      (287)      (354)       (82)
   Capital gain distributions from mutual funds                                --     1,271      7,479         --
   Net change in unrealized appreciation (depreciation) of investments       (455)     (970)   (14,057)      (159)
                                                                         --------   -------   --------    -------
Increase (decrease) in net assets resulting from operations                  (545)      (29)    (6,941)       476
                                                                         --------   -------   --------    -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             4,959     6,265      7,558        383
   Net transfers from (to) other Divisions or fixed rate option                (3)       (7)        --         --
   Cost of insurance and other charges                                     (1,968)   (4,059)    (5,251)    (3,058)
   Administrative charges                                                    (149)     (192)      (189)       (10)
   Policy loans                                                                --        --         --         (9)
   Death benefit                                                               --        --         --         --
   Withdrawals                                                                 --        --       (719)        --
                                                                         --------   -------   --------    -------
Increase (decrease) in net assets resulting from principal transactions     2,839     2,007      1,399     (2,694)
                                                                         --------   -------   --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,294     1,978     (5,542)    (2,218)
NET ASSETS:
   Beginning of year                                                       27,941    10,127     57,838     18,668
                                                                         --------   -------   --------    -------
   End of year                                                           $ 30,235   $12,105   $ 52,296    $16,450
                                                                         ========   =======   ========    =======

                            See accompanying notes.

                                 USL VL-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                            Divisions
                                                                         -----------------------------------------------
                                                                                                   Fidelity
                                                                          Fidelity                    VIP      Fidelity
                                                                          VIP Asset  Fidelity VIP   Equity-       VIP
                                                                           Manager    Contrafund    Income      Growth
                                                                         Portfolio - Portfolio -  Portfolio - Portfolio -
                                                                           Service     Service      Service     Service
                                                                           Class 2     Class 2      Class 2     Class 2
                                                                         ----------- ------------ ----------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $    564    $     251    $  1,108    $   (163)
   Net realized gain (loss) on investments                                    (633)       1,746         (87)      7,881
   Capital gain distributions from mutual funds                              2,783        8,309          70          --
   Net change in unrealized appreciation (depreciation) of investments     (11,042)    (144,041)    (37,120)    (78,806)
                                                                          --------    ---------    --------    --------
Increase (decrease) in net assets resulting from operations                 (8,328)    (133,735)    (36,029)    (71,088)
                                                                          --------    ---------    --------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              6,547       39,891       8,215      15,505
   Net transfers from (to) other Divisions or fixed rate option             27,179      (13,449)         17         646
   Cost of insurance and other charges                                      (3,475)     (21,550)     (6,273)    (10,283)
   Administrative charges                                                     (193)      (1,296)       (235)       (456)
   Policy loans                                                                 --           (8)         --          --
   Death benefit                                                                --       (1,614)         --        (550)
   Withdrawals                                                                  --      (23,660)         --     (12,792)
                                                                          --------    ---------    --------    --------
Increase (decrease) in net assets resulting from principal transactions     30,058      (21,686)      1,724      (7,930)
                                                                          --------    ---------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     21,730     (155,421)    (34,305)    (79,018)
NET ASSETS:
   Beginning of year                                                         2,006      352,930      82,044     156,564
                                                                          --------    ---------    --------    --------
   End of year                                                            $ 23,736    $ 197,509    $ 47,739    $ 77,546
                                                                          ========    =========    ========    ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $     86    $     187    $    758    $   (527)
   Net realized gain (loss) on investments                                      53       10,523         316       3,048
   Capital gain distributions from mutual funds                                 41       85,687       7,050          99
   Net change in unrealized appreciation (depreciation) of investments          63      (50,710)     (7,757)     29,053
                                                                          --------    ---------    --------    --------
Increase (decrease) in net assets resulting from operations                    243       45,687         367      31,673
                                                                          --------    ---------    --------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,097       52,782       8,216      15,079
   Net transfers from (to) other Divisions or fixed rate option                 --        1,145           4         159
   Cost of insurance and other charges                                        (412)     (25,318)     (5,869)     (9,536)
   Administrative charges                                                      (55)      (1,530)       (233)       (421)
   Policy loans                                                                 --          (10)         --          --
   Death benefit                                                                --           --          --          --
   Withdrawals                                                                (229)        (349)     (1,127)     (1,122)
                                                                          --------    ---------    --------    --------
Increase (decrease) in net assets resulting from principal transactions        401       26,720         991       4,159
                                                                          --------    ---------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        644       72,407       1,358      35,832
NET ASSETS:
   Beginning of year                                                         1,362      280,523      80,686     120,732
                                                                          --------    ---------    --------    --------
   End of year                                                            $  2,006    $ 352,930    $ 82,044    $156,564
                                                                          ========    =========    ========    ========

                            See Accompanying Notes.

                                 USL VL-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                         Divisions
                                                                         -----------------------------------------
                                                                                    Franklin
                                                                                   Templeton   Franklin   Franklin
                                                                         Fidelity   Franklin  Templeton  Templeton
                                                                          VIP Mid  Small Cap   Franklin    Mutual
                                                                            Cap      Value       U.S.      Shares
                                                                         Portfolio Securities Government Securities
                                                                         - Service   Fund -     Fund -     Fund -
                                                                          Class 2   Class 2    Class 2    Class 2
                                                                         --------- ---------- ---------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $    (9)  $    37     $  220   $  10,713
   Net realized gain (loss) on investments                                   (109)      (31)        10      (3,405)
   Capital gain distributions from mutual funds                               298       657         --      20,287
   Net change in unrealized appreciation (depreciation) of investments     (1,151)   (3,608)        83    (240,458)
                                                                          -------   -------     ------   ---------
Increase (decrease) in net assets resulting from operations                  (971)   (2,945)       313    (212,863)
                                                                          -------   -------     ------   ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             1,639     2,118      2,251       2,103
   Net transfers from (to) other Divisions or fixed rate option               (18)    2,461          4          66
   Cost of insurance and other charges                                       (981)   (1,373)      (873)    (15,887)
   Administrative charges                                                     (82)     (106)      (108)        (66)
   Policy loans                                                                --        --         --          --
   Death benefit                                                               --        --         --          --
   Withdrawals                                                                 --        --         --      (1,415)
                                                                          -------   -------     ------   ---------
Increase (decrease) in net assets resulting from principal transactions       558     3,100      1,274     (15,199)
                                                                          -------   -------     ------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (413)      155      1,587    (228,062)
NET ASSETS:
   Beginning of year                                                        2,069     8,989      3,295     575,834
                                                                          -------   -------     ------   ---------
   End of year                                                            $ 1,656   $ 9,144     $4,882   $ 347,772
                                                                          =======   =======     ======   =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $    (4)  $    (6)    $   69   $   4,019
   Net realized gain (loss) on investments                                     --        --         (8)      1,954
   Capital gain distributions from mutual funds                               131       611         --      20,734
   Net change in unrealized appreciation (depreciation) of investments         83      (900)        61     (11,447)
                                                                          -------   -------     ------   ---------
Increase (decrease) in net assets resulting from operations                   210      (295)       122      15,260
                                                                          -------   -------     ------   ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             1,458     1,913      2,251       2,719
   Net transfers from (to) other Divisions or fixed rate option                 5        94          1       5,996
   Cost of insurance and other charges                                       (859)   (1,291)      (840)    (14,395)
   Administrative charges                                                     (73)      (82)      (108)        (66)
   Policy loans                                                                --        --         --          --
   Death benefit                                                               --        --         --          --
   Withdrawals                                                                 --        --         --          --
                                                                          -------   -------     ------   ---------
Increase (decrease) in net assets resulting from principal transactions       531       634      1,304      (5,746)
                                                                          -------   -------     ------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       741       339      1,426       9,514
NET ASSETS:
   Beginning of year                                                        1,328     8,650      1,869     566,320
                                                                          -------   -------     ------   ---------
   End of year                                                            $ 2,069   $ 8,989     $3,295   $ 575,834
                                                                          =======   =======     ======   =========

                            See accompanying notes.

                                 USL VL-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Divisions
                                                                         ---------------------------------------------
                                                                          Franklin                  Janus      Janus
                                                                         Templeton   Janus Aspen    Aspen      Aspen
                                                                         Templeton  International  Mid Cap   Worldwide
                                                                          Foreign      Growth      Growth     Growth
                                                                         Securities  Portfolio -  Portfolio Portfolio -
                                                                           Fund -      Service    - Service   Service
                                                                          Class 2      Shares      Shares     Shares
                                                                         ---------- ------------- --------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $    636    $  1,185     $    --   $    262
   Net realized gain (loss) on investments                                   2,479       1,593          50      1,076
   Capital gain distributions from mutual funds                              3,830       8,248          15         --
   Net change in unrealized appreciation (depreciation) of investments     (27,495)    (36,345)        (44)   (41,722)
                                                                          --------    --------     -------   --------
Increase (decrease) in net assets resulting from operations                (20,550)    (25,319)         21    (40,384)
                                                                          --------    --------     -------   --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              9,750       1,688          --     10,722
   Net transfers from (to) other Divisions or fixed rate option                348      18,870       2,454      1,779
   Cost of insurance and other charges                                      (4,520)     (3,754)       (224)    (4,048)
   Administrative charges                                                     (344)        (82)         --       (268)
   Policy loans                                                                 --          --          --         --
   Death benefit                                                              (540)         --          --         --
   Withdrawals                                                              (9,127)    (33,323)         --     (1,655)
                                                                          --------    --------     -------   --------
Increase (decrease) in net assets resulting from principal transactions     (4,433)    (16,601)      2,230      6,530
                                                                          --------    --------     -------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (24,983)    (41,920)      2,251    (33,854)
NET ASSETS:
   Beginning of year                                                        55,409      55,014         396     95,435
                                                                          --------    --------     -------   --------
   End of year                                                            $ 30,426    $ 13,094     $ 2,647   $ 61,581
                                                                          ========    ========     =======   ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $    608    $   (135)    $    (8)  $   (156)
   Net realized gain (loss) on investments                                   1,119       1,807         619      1,191
   Capital gain distributions from mutual funds                              2,220          --           7         --
   Net change in unrealized appreciation (depreciation) of investments       2,783       9,642        (366)     5,363
                                                                          --------    --------     -------   --------
Increase (decrease) in net assets resulting from operations                  6,730      11,314         252      6,398
                                                                          --------    --------     -------   --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             10,376       5,510          86     11,005
   Net transfers from (to) other Divisions or fixed rate option                 40       3,538          (5)        (4)
   Cost of insurance and other charges                                      (4,380)     (3,576)       (587)    (3,964)
   Administrative charges                                                     (350)       (147)         (2)      (275)
   Policy loans                                                                 --          --          --         --
   Death benefit                                                                --          --          --         --
   Withdrawals                                                                  --          --        (745)        --
                                                                          --------    --------     -------   --------
Increase (decrease) in net assets resulting from principal transactions      5,686       5,325      (1,253)     6,762
                                                                          --------    --------     -------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     12,416      16,639      (1,001)    13,160
NET ASSETS:
   Beginning of year                                                        42,993      38,375       1,397     82,275
                                                                          --------    --------     -------   --------
   End of year                                                            $ 55,409    $ 55,014     $   396   $ 95,435
                                                                          ========    ========     =======   ========

                            See accompanying notes.

                                 USL VL-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                         Divisions
                                                                         -----------------------------------------
                                                                                               MFS
                                                                                               VIT
                                                                                               Core
                                                                         JPMorgan  JPMorgan   Equity     MFS VIT
                                                                          Mid Cap    Small   Series -    Growth
                                                                           Value    Company  Initial    Series -
                                                                         Portfolio Portfolio  Class   Initial Class
                                                                         --------- --------- -------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $  1    $   (138) $     7    $    (783)
   Net realized gain (loss) on investments                                   --        (892)    (190)       7,849
   Capital gain distributions from mutual funds                              12       2,413       --           --
   Net change in unrealized appreciation (depreciation) of investments      (78)    (10,436)    (690)     (71,941)
                                                                           ----    --------  -------    ---------
Increase (decrease) in net assets resulting from operations                 (65)     (9,053)    (873)     (64,875)
                                                                           ----    --------  -------    ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              --       7,767    1,401       21,062
   Net transfers from (to) other Divisions or fixed rate option              --      (4,818)     (29)     (45,994)
   Cost of insurance and other charges                                       --      (4,849)  (1,578)     (10,865)
   Administrative charges                                                    --        (241)     (35)        (550)
   Policy loans                                                              --          (3)       5          (22)
   Death benefit                                                             --          --       --           --
   Withdrawals                                                               --      (2,830)  (1,415)      (3,691)
                                                                           ----    --------  -------    ---------
Increase (decrease) in net assets resulting from principal transactions      --      (4,974)  (1,651)     (40,060)
                                                                           ----    --------  -------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (65)    (14,027)  (2,524)    (104,935)
NET ASSETS:
   Beginning of year                                                        194      33,048    3,628      215,314
                                                                           ----    --------  -------    ---------
   End of year                                                             $129    $ 19,021  $ 1,104    $ 110,379
                                                                           ====    ========  =======    =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $  2    $   (247) $   (14)   $  (1,449)
   Net realized gain (loss) on investments                                    9         682      260          171
   Capital gain distributions from mutual funds                              11       1,476       --           --
   Net change in unrealized appreciation (depreciation) of investments      (14)     (4,212)      50       35,944
                                                                           ----    --------  -------    ---------
Increase (decrease) in net assets resulting from operations                   8      (2,301)     296       34,666
                                                                           ----    --------  -------    ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              --      10,509    2,234       23,154
   Net transfers from (to) other Divisions or fixed rate option              (2)         (2)      --            6
   Cost of insurance and other charges                                      (74)     (5,237)  (1,554)     (12,155)
   Administrative charges                                                    --        (309)     (56)        (603)
   Policy loans                                                              --          (4)       4          (21)
   Death benefit                                                             --          --       --           --
   Withdrawals                                                               --          --       --       (1,935)
                                                                           ----    --------  -------    ---------
Increase (decrease) in net assets resulting from principal transactions     (76)      4,957      628        8,446
                                                                           ----    --------  -------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (68)      2,656      924       43,112
NET ASSETS:
   Beginning of year                                                        262      30,392    2,704      172,202
                                                                           ----    --------  -------    ---------
   End of year                                                             $194    $ 33,048  $ 3,628    $ 215,314
                                                                           ====    ========  =======    =========

                            See accompanying notes.

                                 USL VL-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                          Divisions
                                                                         ------------------------------------------
                                                                                              Neuberger
                                                                          MFS VIT              Berman    Oppenheimer
                                                                            New    MFS VIT       AMT       Global
                                                                         Discovery Research    Mid-Cap   Securities
                                                                         Series -  Series -    Growth     Fund/VA -
                                                                          Initial  Initial   Portfolio - Non-Service
                                                                           Class    Class      Class I     Shares
                                                                         --------- --------  ----------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $   (7)  $   (347)  $   (162)    $    51
   Net realized gain (loss) on investments                                   (36)     2,974        665        (301)
   Capital gain distributions from mutual funds                              167         --         --         422
   Net change in unrealized appreciation (depreciation) of investments      (568)   (66,009)   (12,377)     (3,457)
                                                                          ------   --------   --------     -------
Increase (decrease) in net assets resulting from operations                 (444)   (63,382)   (11,874)     (3,285)
                                                                          ------   --------   --------     -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              224     23,338        587       4,441
   Net transfers from (to) other Divisions or fixed rate option               10      2,915        626          (6)
   Cost of insurance and other charges                                      (178)    (7,429)    (2,202)     (1,993)
   Administrative charges                                                     (7)      (583)       (15)       (222)
   Policy loans                                                               --         --         --          --
   Death benefit                                                              --         --         --          --
   Withdrawals                                                                --         --         --          --
                                                                          ------   --------   --------     -------
Increase (decrease) in net assets resulting from principal transactions       49     18,241     (1,004)      2,220
                                                                          ------   --------   --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (395)   (45,141)   (12,878)     (1,065)
NET ASSETS:
   Beginning of year                                                       1,010    183,511     27,494       7,036
                                                                          ------   --------   --------     -------
   End of year                                                            $  615   $138,370   $ 14,616     $ 5,971
                                                                          ======   ========   ========     =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $  (14)  $   (139)  $   (197)    $    30
   Net realized gain (loss) on investments                                   317      3,479        922          99
   Capital gain distributions from mutual funds                              133         --         --         254
   Net change in unrealized appreciation (depreciation) of investments      (395)    14,425      4,203         (83)
                                                                          ------   --------   --------     -------
Increase (decrease) in net assets resulting from operations                   41     17,765      4,928         300
                                                                          ------   --------   --------     -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              310     23,338      1,998       4,191
   Net transfers from (to) other Divisions or fixed rate option                3         (3)        (2)         95
   Cost of insurance and other charges                                      (265)    (6,887)    (1,978)     (1,894)
   Administrative charges                                                     (9)      (583)       (50)       (205)
   Policy loans                                                               --         --         --          --
   Death benefit                                                              --         --         --          --
   Withdrawals                                                              (785)        --         --          --
                                                                          ------   --------   --------     -------
Increase (decrease) in net assets resulting from principal transactions     (746)    15,865        (32)      2,187
                                                                          ------   --------   --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (705)    33,630      4,896       2,487
NET ASSETS:
   Beginning of year                                                       1,715    149,881     22,598       4,549
                                                                          ------   --------   --------     -------
   End of year                                                            $1,010   $183,511   $ 27,494     $ 7,036
                                                                          ======   ========   ========     =======

                            See accompanying notes.

                                 USL VL-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                              Divisions
                                                                     ----------------------------------------------------------
                                                                       PIMCO VIT
                                                                       Commodity
                                                                       RealReturn     PIMCO VIT      PIMCO VIT      PIMCO VIT
                                                                        Strategy     Real Return     Short-Term    Total Return
                                                                      Portfolio -    Portfolio -    Portfolio -    Portfolio -
                                                                     Administrative Administrative Administrative Administrative
                                                                         Class          Class          Class          Class
                                                                     -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                          $  22         $ 1,081        $   545        $  2,467
   Net realized gain (loss) on investments                                  --             (22)          (125)            370
   Capital gain distributions from mutual funds                              6              61             --           1,244
   Net change in unrealized appreciation (depreciation) of
     investments                                                          (323)         (5,834)          (867)         (1,452)
                                                                         -----         -------        -------        --------
Increase (decrease) in net assets resulting from operations               (295)         (4,714)          (447)          2,629
                                                                         -----         -------        -------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            462             274          1,570          14,562
   Net transfers from (to) other Divisions or fixed rate option             (2)         26,598         27,806              39
   Cost of insurance and other charges                                    (151)         (2,878)        (5,794)        (13,210)
   Administrative charges                                                  (23)            (14)           (78)           (480)
   Policy loans                                                             --              --             --              (7)
   Death benefit                                                            --            (257)          (499)           (259)
   Withdrawals                                                              --              --             --          (4,245)
                                                                         -----         -------        -------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                             286          23,723         23,005          (3,600)
                                                                         -----         -------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (9)         19,009         22,558            (971)
NET ASSETS:
   Beginning of year                                                       427          19,963          2,427          66,687
                                                                         -----         -------        -------        --------
   End of year                                                           $ 418         $38,972        $24,985        $ 65,716
                                                                         =====         =======        =======        ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $  11         $   758        $    81        $  2,454
   Net realized gain (loss) on investments                                  --              51             (1)            (55)
   Capital gain distributions from mutual funds                             --              47             --              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                            47             966             (5)          2,343
                                                                         -----         -------        -------        --------
Increase (decrease) in net assets resulting from operations                 58           1,822             75           4,742
                                                                         -----         -------        -------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            462           2,097          1,691          16,672
   Net transfers from (to) other Divisions or fixed rate option             52          (1,047)             1               8
   Cost of insurance and other charges                                    (124)         (2,164)          (827)        (12,200)
   Administrative charges                                                  (21)            (59)           (79)           (522)
   Policy loans                                                             --              --             --              (5)
   Death benefit                                                            --              --             --              --
   Withdrawals                                                              --            (189)            --              --
                                                                         -----         -------        -------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                             369          (1,362)           786           3,953
                                                                         -----         -------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    427             460            861           8,695
NET ASSETS:
   Beginning of year                                                        --          19,503          1,566          57,992
                                                                         -----         -------        -------        --------
   End of year                                                           $ 427         $19,963        $ 2,427        $ 66,687
                                                                         =====         =======        =======        ========

                            See accompanying notes.

                                 USL VL-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                            Divisions
                                                                         -----------------------------------------------
                                                                                        Pioneer      Putnam
                                                                                        Growth         VT      Putnam VT
                                                                           Pioneer   Opportunities Diversified Growth and
                                                                          Fund VCT        VCT        Income      Income
                                                                         Portfolio -  Portfolio -    Fund -      Fund -
                                                                           Class I      Class I     Class IB    Class IB
                                                                         ----------- ------------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $    218      $   (34)    $  1,357   $   2,046
   Net realized gain (loss) on investments                                    (237)        (208)      (3,460)    (27,977)
   Capital gain distributions from mutual funds                                777          442           --      26,575
   Net change in unrealized appreciation (depreciation) of investments      (9,997)      (2,152)      (1,085)    (67,357)
                                                                          --------      -------     --------   ---------
Increase (decrease) in net assets resulting from operations                 (9,239)      (1,952)      (3,188)    (66,713)
                                                                          --------      -------     --------   ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              8,485          662        1,299       6,868
   Net transfers from (to) other Divisions or fixed rate option                 (1)          (8)          (5)     (4,567)
   Cost of insurance and other charges                                     (14,067)        (747)      (3,080)    (39,996)
   Administrative charges                                                     (212)         (17)         (57)       (172)
   Policy loans                                                                 --            2           (9)        (98)
   Death benefit                                                                --           --           --          --
   Withdrawals                                                                  --           --      (23,422)       (461)
                                                                          --------      -------     --------   ---------
Increase (decrease) in net assets resulting from principal transactions     (5,795)        (108)     (25,274)    (38,426)
                                                                          --------      -------     --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (15,034)      (2,060)     (28,462)   (105,139)
NET ASSETS:
   Beginning of year                                                        28,800        5,515       30,337     191,970
                                                                          --------      -------     --------   ---------
   End of year                                                            $ 13,766      $ 3,455     $  1,875   $  86,831
                                                                          ========      =======     ========   =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $    146      $   (45)    $  1,467   $   1,256
   Net realized gain (loss) on investments                                   2,965          134           (1)        676
   Capital gain distributions from mutual funds                                 --          818           --      33,845
   Net change in unrealized appreciation (depreciation) of investments      (1,653)      (1,161)        (295)    (49,527)
                                                                          --------      -------     --------   ---------
Increase (decrease) in net assets resulting from operations                  1,458         (254)       1,171     (13,750)
                                                                          --------      -------     --------   ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              8,485          823        7,695       9,247
   Net transfers from (to) other Divisions or fixed rate option               (200)        (489)       1,215           6
   Cost of insurance and other charges                                     (12,938)        (710)      (5,188)    (35,463)
   Administrative charges                                                     (212)         (21)        (192)       (231)
   Policy loans                                                                 --            1          (85)        (94)
   Death benefit                                                                --           --           --          --
   Withdrawals                                                                  --           --       (9,050)         --
                                                                          --------      -------     --------   ---------
Increase (decrease) in net assets resulting from principal transactions     (4,865)        (396)      (5,605)    (26,535)
                                                                          --------      -------     --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (3,407)        (650)      (4,434)    (40,285)
NET ASSETS:
   Beginning of year                                                        32,207        6,165       34,771     232,255
                                                                          --------      -------     --------   ---------
   End of year                                                            $ 28,800      $ 5,515     $ 30,337   $ 191,970
                                                                          ========      =======     ========   =========

                            See accompanying notes.

                                 USL VL-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Divisions
                                                                         --------------------------------------------
                                                                                                                Van
                                                                                                              Kampen
                                                                           Putnam VT                  UIF       LIT
                                                                         International UIF Capital   High     Growth
                                                                          Growth and     Growth      Yield      and
                                                                            Income     Portfolio - Portfolio  Income
                                                                            Fund -       Class I   - Class I Portfolio
                                                                           Class IB      Shares     Shares   - Class I
                                                                         ------------- ----------- --------- ---------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $    688     $    (384)  $  137    $    80
   Net realized gain (loss) on investments                                      195        20,715       --          3
   Capital gain distributions from mutual funds                              12,820            --       --        201
   Net change in unrealized appreciation (depreciation) of investments      (51,352)      (63,685)    (552)    (2,283)
                                                                           --------     ---------   ------    -------
Increase (decrease) in net assets resulting from operations                 (37,649)      (43,354)    (415)    (1,999)
                                                                           --------     ---------   ------    -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              10,603        15,754      235      1,148
   Net transfers from (to) other Divisions or fixed rate option              (6,893)      (64,786)      --         11
   Cost of insurance and other charges                                      (15,492)      (18,918)    (152)    (1,733)
   Administrative charges                                                      (272)         (394)      (6)       (45)
   Policy loans                                                                  (8)       (1,223)      --        (13)
   Death benefit                                                                 --            --       --         --
   Withdrawals                                                                   --            --       --         --
                                                                           --------     ---------   ------    -------
Increase (decrease) in net assets resulting from principal transactions     (12,062)      (69,567)      77       (632)
                                                                           --------     ---------   ------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (49,711)     (112,921)    (338)    (2,631)
NET ASSETS:
   Beginning of year                                                         89,185       144,620    1,724      6,825
                                                                           --------     ---------   ------    -------
   End of year                                                             $ 39,474     $  31,699   $1,386    $ 4,194
                                                                           ========     =========   ======    =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $    861     $  (1,009)  $  132    $    66
   Net realized gain (loss) on investments                                    7,329         3,875       --        389
   Capital gain distributions from mutual funds                              15,934            --       --        279
   Net change in unrealized appreciation (depreciation) of investments      (18,470)       22,773      (79)      (569)
                                                                           --------     ---------   ------    -------
Increase (decrease) in net assets resulting from operations                   5,654        25,639       53        165
                                                                           --------     ---------   ------    -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              12,138        16,306      196      1,478
   Net transfers from (to) other Divisions or fixed rate option               1,490          (213)      (1)        (7)
   Cost of insurance and other charges                                      (14,944)      (18,777)    (146)    (2,164)
   Administrative charges                                                      (310)         (408)      (5)       (50)
   Policy loans                                                                 (10)           --       --        (15)
   Death benefit                                                                 --            --       --         --
   Withdrawals                                                               (1,214)       (1,120)      --         --
                                                                           --------     ---------   ------    -------
Increase (decrease) in net assets resulting from principal transactions      (2,850)       (4,212)      44       (758)
                                                                           --------     ---------   ------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,804        21,427       97       (593)
NET ASSETS:
   Beginning of year                                                         86,381       123,193    1,627      7,418
                                                                           --------     ---------   ------    -------
   End of year                                                             $ 89,185     $ 144,620   $1,724    $ 6,825
                                                                           ========     =========   ======    =======

                            See accompanying notes.

                                 USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                              Divisions
                                                                         ------------------
                                                                         Vanguard
                                                                         VIF High  Vanguard
                                                                           Yield   VIF REIT
                                                                           Bond      Index
                                                                         Portfolio Portfolio
                                                                         --------- ---------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                           $ 2,287  $  2,015
   Net realized gain (loss) on investments                                   (401)     (377)
   Capital gain distributions from mutual funds                                --    25,717
   Net change in unrealized appreciation (depreciation) of investments     (8,521)  (54,599)
                                                                          -------  --------
Increase (decrease) in net assets resulting from operations                (6,635)  (27,244)
                                                                          -------  --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             2,505     3,478
   Net transfers from (to) other Divisions or fixed rate option            26,604     7,522
   Cost of insurance and other charges                                     (2,508)   (4,642)
   Administrative charges                                                    (125)     (112)
   Policy loans                                                                (9)       --
   Death benefit                                                               --        --
   Withdrawals                                                                 --    (7,092)
                                                                          -------  --------
Increase (decrease) in net assets resulting from principal transactions    26,467      (846)
                                                                          -------  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    19,832   (28,090)
NET ASSETS:
   Beginning of year                                                        4,717    72,947
                                                                          -------  --------
   End of year                                                            $24,549  $ 44,857
                                                                          =======  ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $   214  $    971
   Net realized gain (loss) on investments                                    (73)    1,861
   Capital gain distributions from mutual funds                                --     6,604
   Net change in unrealized appreciation (depreciation) of investments       (145)  (24,571)
                                                                          -------  --------
Increase (decrease) in net assets resulting from operations                    (4)  (15,135)
                                                                          -------  --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             1,924     3,746
   Net transfers from (to) other Divisions or fixed rate option             2,010      (255)
   Cost of insurance and other charges                                     (2,599)   (4,224)
   Administrative charges                                                     (88)     (113)
   Policy loans                                                                (8)       --
   Death benefit                                                               --        --
   Withdrawals                                                                 --      (336)
                                                                          -------  --------
Increase (decrease) in net assets resulting from principal transactions     1,239    (1,182)
                                                                          -------  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,235   (16,317)
NET ASSETS:
   Beginning of year                                                        3,482    89,264
                                                                          -------  --------
   End of year                                                            $ 4,717  $ 72,947
                                                                          =======  ========

                            See accompanying notes.

                                 USL VL-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate Account: AIG Income Advantage Select, AIG Protection Advantage, Platinum Investor , Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor VIP VUL. Of the products listed, Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor VIP are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                        AIG RETIREMENT COMPANY I: (14)
           AIG Retirement Company I International Equities Fund (15)
               AIG Retirement Company I Mid Cap Index Fund (16)
               AIG Retirement Company I Money Market I Fund (17)
            AIG Retirement Company I Nasdaq-100(R) Index Fund (18)
            AIG Retirement Company I Science & Technology Fund (19)
              AIG Retirement Company I Small Cap Index Fund (20)
                AIG Retirement Company I Stock Index Fund (21)

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                   AIM V.I. Core Equity Fund - Series I (2)
             AIM V.I. Global Real Estate Fund - Series I (1) (22)
                 AIM V.I. International Growth Fund - Series I

                  THE ALGER AMERICAN FUND ("ALGER AMERICAN"):
      Alger American Capital Appreciation Portfolio - Class O Shares (11)
            Alger American MidCap Growth Portfolio - Class O Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                   Credit Suisse Small Cap Core I Portfolio

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (3)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares (3)
      Dreyfus VIF International Value Portfolio - Initial Shares (1) (23)
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (3)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2
         Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1)
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

                                 USL VL-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
             Janus Aspen Forty Portfolio - Service Shares (1) (24)
          Janus Aspen International Growth Portfolio - Service Shares
             Janus Aspen Mid Cap Growth Portfolio - Service Shares
          Janus Aspen Worldwide Growth Portfolio - Service Shares (4)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
    JPMORGAN INSURANCE TRUST: Government Bond Portfolio - Class I (1) (25)
               JPMorgan International Equity Portfolio (1) (26)
                     JPMorgan Mid Cap Value Portfolio (5)
                       JPMorgan Small Company Portfolio

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
             MFS(R) VIT Core Equity Series - Initial Class (6) (9)
               MFS(R) VIT Growth Series - Initial Class (6) (12)
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I Neuberger Berman AMT Socially Responsive Portfolio - Class I (1) (27)

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
             Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
          Oppenheimer Global Securities Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class (1) (28)
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
               Pioneer Mid Cap Value VCT Portfolio - Class I (1)

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (7)
           Putnam VT International Growth and Income Fund - Class IB
                Putnam VT Small Cap Value Fund - Class IB (29)

                                 USL VL-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica Aggressive Growth Portfolio - Class 1 (1)
               SunAmerica Balanced Portfolio - Class 1 (1) (10)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
              UIF Capital Growth Portfolio - Class I Shares (13)
                 UIF High Yield Portfolio - Class I Shares (8)

             VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN LIT"):
             Van Kampen LIT Growth and Income Portfolio - Class I

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1) Division had no activity in current year.

(2) Effective May 1, 2006, AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.

(3) Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial Shares, Dreyfus VIF Developing Leaders Portfolio - Initial Shares and Dreyfus VIF Quality Bond Portfolio - Initial Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(4) Effective May 1, 2006, Janus Aspen Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.

(5) Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.

(6) Effective May 1, 2006, MFS VIT Core Equity Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(7) Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.

(8) Effective May 1, 2006, UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(9) Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

(10)Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

(11)Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

(12)Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

(13)Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(14)Effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.

(15)Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

(16)Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

(17)Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

                                 USL VL-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(18)Effective May 1, 2008, VALIC Company I Nasdaq-100 Index Fund changed its name to AIG Retirement Company I Nasdaq-100 Index Fund.

(19)Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

(20)Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

(21)Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

(22)Effective May 28, 2008, AIM V.I. Global Real Estate Fund - Series I became available as an investment option under the separate account.

(23)Effective May 28, 2008, Dreyfus VIF International Value Portfolio - Initial Shares became available as an investment option under the separate account .

(24)Effective May 28, 2008, Janus Aspen Forty Portfolio - Service Shares became available as an investment option under the separate account.

(25)Effective May 28, 2008, JPMorgan Insurance Trust Government Bond Portfolio
    - Class I became available as an investment option under the separate account.

(26)Effective May 28, 2008, JPMorgan International Equity Portfolio became available as an investment option under the separate account.

(27)Effective May 28, 2008, Neuberger Berman AMT Socially Responsive Portfolio became available as an investment option under the separate account.

(28)Effective May 28, 2008, PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class became available as an investment option under the separate account.

(29)Effective May 28, 2008, Putnam VT Small Cap Value Fund - Class IB became available as an investment option under the separate account.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to AIG Retirement Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

                                 USL VL-R - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

RECENT ACCOUNTING PRONOUNCEMENTS - In September 2006, the FASB issued FAS
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Separate Account adopted FAS 157 on January 1, 2008, its required effective date, and it resulted in no cumulative effect to the financial statements.

FAIR VALUE MEASUREMENTS - Beginning January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2008 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is present. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY VALUATION - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

                                 USL VL-R - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

                              CURRENT PREMIUM EXPENSE
POLICIES                              CHARGE
----------------------------- -----------------------
AIG Income Advantage Select            5.00%
AIG Protection Advantage VUL           5.00%
Platinum Investor VUL                  2.50%
Platinum Investor PLUS VUL             5.00%
Platinum Investor VIP                  5.00%

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

                     MORTALITY AND EXPENSE RISK AND                                           SECOND REDUCTION IN MORTALITY AND
                     ADMINISTRATIVE CHARGES CURRENT FIRST REDUCTION IN MORTALITY AND EXPENSE  EXPENSE RISK AND ADMINISTRATIVE
POLICIES                      ANNUAL RATE            RISK AND ADMINISTRATIVE CHARGES RATE               CHARGES RATE
-------------------  ------------------------------ ----------------------------------------  ---------------------------------
AIG Income
  Advantage Select                0.70%                  0.35% after 10th policy year           0.20% after 20th policy year
AIG Protection
  Advantage VUL                   0.70%                  0.35% after 10th policy year           0.20% after 20th policy year
Platinum Investor
  VUL                             0.75%                  0.25% after 10th policy year           0.25% after 20th policy year
Platinum Investor
  PLUS VUL                        0.70%                  0.25% after 10th policy year           0.35% after 20th policy year
Platinum Investor
  VIP                             0.70%                  0.35% after 10th policy year           0.20% after 20th policy year

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

                                 USL VL-R - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation of the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                 USL VL-R - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                          Cost of   Proceeds
Divisions                                                                Purchases from Sales
------------------------------------------------------------------------ --------- ----------
AIG Retirement Company I International Equities Fund                      $24,885   $  3,315
AIG Retirement Company I Mid Cap Index Fund                                17,469     15,594
AIG Retirement Company I Money Market I Fund                               52,311    584,474
AIG Retirement Company I Nasdaq-100 Index Fund                              2,022        517
AIG Retirement Company I Science & Technology Fund                            113        702
AIG Retirement Company I Small Cap Index Fund                              38,707      7,697
AIG Retirement Company I Stock Index Fund                                  61,354     29,843
AIM V.I. Core Equity Fund - Series I                                        8,274     71,058
AIM V.I. International Growth Fund - Series I                               8,497      9,639
Alger American Capital Appreciation Portfolio - Class O Shares                838        564
Alger American MidCap Growth Portfolio - Class O Shares                       115         23
American Century VP Value Fund - Class I                                    9,869      1,848
Credit Suisse Small Cap Core I Portfolio                                    2,937        225
Dreyfus IP MidCap Stock Portfolio - Initial Shares                          5,447      6,428
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                   5,798      3,668
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           777      4,883
Fidelity VIP Asset Manager Portfolio - Service Class 2                     36,862      3,456
Fidelity VIP Contrafund Portfolio - Service Class 2                        52,072     65,200
Fidelity VIP Equity-Income Portfolio - Service Class 2                      3,819        919
Fidelity VIP Growth Portfolio - Service Class 2                            12,781     20,874
Fidelity VIP Mid Cap Portfolio - Service Class 2                              994        147
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2       3,853         60
Franklin Templeton Franklin U.S. Government Fund - Class 2                  2,311        818
Franklin Templeton Mutual Shares Securities Fund - Class 2                 36,121     20,321
Franklin Templeton Templeton Foreign Securities Fund - Class 2             13,710     13,676
Janus Aspen International Growth Portfolio - Service Shares                30,673     37,844
Janus Aspen Mid Cap Growth Portfolio - Service Shares                       2,475        229
Janus Aspen Worldwide Growth Portfolio - Service Shares                    12,961      6,169
JPMorgan Mid Cap Value Portfolio                                               14         --
JPMorgan Small Company Portfolio                                            8,750     11,447
MFS VIT Core Equity Series - Initial Class                                  1,344      2,988
MFS VIT Growth Series - Initial Class                                      16,577     57,420
MFS VIT New Discovery Series - Initial Class                                  371        161
MFS VIT Research Series - Initial Class                                    26,452      8,558
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       953      2,119
Oppenheimer Global Securities Fund/VA - Non-Service Shares                  3,843      1,150
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class       314          1
PIMCO VIT Real Return Portfolio - Administrative Class                     28,234      3,368
PIMCO VIT Short-Term Portfolio - Administrative Class                      29,311      5,761
PIMCO VIT Total Return Portfolio - Administrative Class                    12,434     12,326
Pioneer Fund VCT Portfolio - Class I                                        9,421     14,221
Pioneer Growth Opportunities VCT Portfolio - Class I                          846        546
Putnam VT Diversified Income Fund - Class IB                                2,485     26,403
Putnam VT Growth and Income Fund - Class IB                                34,726     44,532
Putnam VT International Growth and Income Fund - Class IB                  23,311     21,865
UIF Capital Growth Portfolio - Class I Shares                              14,246     84,197
UIF High Yield Portfolio - Class I Shares                                     215         --
Van Kampen LIT Growth and Income Portfolio - Class I                        1,124      1,475
Vanguard VIF High Yield Bond Portfolio                                     30,714      1,960
Vanguard VIF REIT Index Portfolio                                          37,711     10,826

                                 USL VL-R - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2008.

                                                                              Net Asset
                                                                              Value Per Value of Shares   Cost of
Divisions                                                              Shares   Share    at Fair Value  Shares Held Level (a)
---------------------------------------------------------------------- ------ --------- --------------- ----------- ---------
AIG Retirement Company I International Equities Fund                    7,764  $ 4.80      $ 37,268      $ 50,178       1
AIG Retirement Company I Mid Cap Index Fund                             5,205   12.31        64,074       102,135       1
AIG Retirement Company I Money Market I Fund                              944    1.00           944           944       1
AIG Retirement Company I Nasdaq-100 Index Fund                          1,284    3.25         4,173         6,024       1
AIG Retirement Company I Science & Technology Fund                        906    7.94         7,195         9,241       1
AIG Retirement Company I Small Cap Index Fund                           2,901    9.28        26,922        40,489       1
AIG Retirement Company I Stock Index Fund                               5,528   18.59       102,763       169,658       1
AIM V.I. Core Equity Fund - Series I                                    2,482   19.75        49,020        63,518       1
AIM V.I. International Growth Fund - Series I                           2,064   19.49        40,231        46,208       1
Alger American Capital Appreciation Portfolio - Class O Shares             21   30.39           642           890       1
Alger American MidCap Growth Portfolio - Class O Shares                    11    7.04            78           131       1
American Century VP Value Fund - Class I                                7,956    4.68        37,234        56,592       1
Credit Suisse Small Cap Core I Portfolio                                2,161   10.11        21,852        29,374       1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                        715    7.85         5,609         9,497       1
Dreyfus VIF Developing Leaders Portfolio - Initial Shares               1,695   19.01        32,231        60,425       1
Dreyfus VIF Quality Bond Portfolio - Initial Shares                     1,114   10.11        11,264        12,578       1
Fidelity VIP Asset Manager Portfolio - Service Class 2                  2,339   10.15        23,737        34,631       1
Fidelity VIP Contrafund Portfolio - Service Class 2                    13,046   15.14       197,510       342,285       1
Fidelity VIP Equity-Income Portfolio - Service Class 2                  3,672   13.00        47,738        73,208       1
Fidelity VIP Growth Portfolio - Service Class 2                         3,327   23.31        77,546       101,227       1
Fidelity VIP Mid Cap Portfolio - Service Class 2                           91   18.12         1,655         2,677       1
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2     867   10.55         9,144        12,796       1
Franklin Templeton Franklin U.S. Government Fund - Class 2                376   12.99         4,882         4,748       1
Franklin Templeton Mutual Shares Securities Fund - Class 2             29,522   11.78       347,772       550,711       1
Franklin Templeton Templeton Foreign Securities Fund - Class 2          2,828   10.76        30,427        46,907       1
Janus Aspen International Growth Portfolio - Service Shares               503   26.01        13,094        23,871       1
Janus Aspen Mid Cap Growth Portfolio - Service Shares                     128   20.70         2,649         2,559       1
Janus Aspen Worldwide Growth Portfolio - Service Shares                 3,224   19.10        61,581        80,037       1
JPMorgan Mid Cap Value Portfolio                                            7   18.92           130           198       1
JPMorgan Small Company Portfolio                                        1,933    9.84        19,021        30,347       1
MFS VIT Core Equity Series - Initial Class                                106   10.38         1,104         1,508       1
MFS VIT Growth Series - Initial Class                                   7,067   15.62       110,380       119,808       1
MFS VIT New Discovery Series - Initial Class                               75    8.23           615         1,142       1
MFS VIT Research Series - Initial Class                                10,726   12.90       138,370       155,989       1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                   906   16.14        14,616        15,473       1
Oppenheimer Global Securities Fund/VA - Non-Service Shares                295   20.21         5,971         9,106       1
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
  Class                                                                    60    7.00           417           693       1
PIMCO VIT Real Return Portfolio - Administrative Class                  3,461   11.26        38,972        44,680       1
PIMCO VIT Short-Term Portfolio - Administrative Class                   2,597    9.62        24,985        25,860       1
PIMCO VIT Total Return Portfolio - Administrative Class                 6,374   10.31        65,715        65,887       1
Pioneer Fund VCT Portfolio - Class I                                      864   15.94        13,767        20,644       1
Pioneer Growth Opportunities VCT Portfolio - Class I                      261   13.24         3,455         5,907       1
Putnam VT Diversified Income Fund - Class IB                              330    5.68         1,875         2,543       1
Putnam VT Growth and Income Fund - Class IB                             7,570   11.47        86,831       168,170       1
Putnam VT International Growth and Income Fund - Class IB               5,529    7.14        39,474        77,710       1
UIF Capital Growth Portfolio - Class I Shares                           3,111   10.19        31,699        50,328       1
UIF High Yield Portfolio - Class I Shares                                 153    9.06         1,386         2,039       1
Van Kampen LIT Growth and Income Portfolio - Class I                      305   13.74         4,194         5,556       1
Vanguard VIF High Yield Bond Portfolio                                  4,154    5.91        24,549        33,180       1
Vanguard VIF REIT Index Portfolio                                       5,864    7.65        44,857        91,500       1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157 and described in Note B to the financial statements.

                                 USL VL-R - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2008.

                                                                Accumulation  Accumulation  Net Increase
Divisions                                                       Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------- ------------ -------------- ------------
AIG Retirement Company I International Equities Fund
   Platinum Investor                                               1,372           (402)          970
AIG Retirement Company I Mid Cap Index Fund
   Platinum Investor                                                 504           (804)         (300)
   Platinum Investor PLUS                                             --            (21)          (21)
AIG Retirement Company I Money Market I Fund
   Platinum Investor                                               2,383        (44,127)      (41,744)
   Platinum Investor PLUS                                             50            (31)           19
   Platinum Investor VIP                                              32            (32)           --
   AIG Protection Advantage                                        1,038         (1,038)           --
AIG Retirement Company I Nasdaq-100 Index Fund
   Platinum Investor                                                  65            (32)           33
   Platinum Investor PLUS                                            203            (88)          115
AIG Retirement Company I Science & Technology Fund
   Platinum Investor                                                  41           (187)         (146)
AIG Retirement Company I Small Cap Index Fund
   Platinum Investor                                               2,479           (482)        1,997
   Platinum Investor PLUS                                             83            (87)           (4)
AIG Retirement Company I Stock Index Fund
   Platinum Investor                                               3,829         (2,653)        1,176
   Platinum Investor PLUS                                             42            (63)          (21)
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                 859         (6,667)       (5,808)
   Platinum Investor PLUS                                             88            (37)           51
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                 426           (690)         (264)
   Platinum Investor PLUS                                            288           (146)          142
Alger American Capital Appreciation Portfolio - Class O Shares
   Platinum Investor PLUS                                             54            (37)           17
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                             11             (4)            7
American Century VP Value Fund - Class I
   Platinum Investor                                                 231           (222)            9
   Platinum Investor PLUS                                            254           (172)           82
   Platinum Investor VIP                                              19             (6)           13
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                 532           (178)          354
   Platinum Investor PLUS                                            132            (83)           49
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                 273           (497)         (224)
   Platinum Investor PLUS                                            122            (82)           40
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                 592           (612)          (20)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                  25           (344)         (319)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                               2,692           (270)        2,422
   Platinum Investor PLUS                                             92            (36)           56
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                               3,369         (4,396)       (1,027)
   Platinum Investor PLUS                                            650           (392)          258
   Platinum Investor VIP                                             246            (88)          158
   AIG Protection Advantage                                          375             --           375

                                 USL VL-R - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                       Accumulation  Accumulation  Net Increase
Divisions                                                              Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                        627           (540)           87
   Platinum Investor PLUS                                                    92            (37)           55
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                      1,861         (2,857)         (996)
   Platinum Investor PLUS                                                   218           (144)           74
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                    84            (58)           26
   Platinum Investor VIP                                                     22             (7)           15
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                   143            (95)           48
   Platinum Investor VIP                                                     13             (4)            9
   AIG Protection Advantage                                                 360             --           360
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                         14             (4)           10
   Platinum Investor PLUS                                                   170            (70)          100
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                        117         (1,288)       (1,171)
   Platinum Investor PLUS                                                    23            (35)          (12)
   Platinum Investor VIP                                                     50            (14)           36
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                        400           (763)         (363)
   Platinum Investor PLUS                                                   253           (106)          147
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                        901         (2,613)       (1,712)
   Platinum Investor PLUS                                                    64            (65)           (1)
   AIG Protection Advantage                                                 439             --           439
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                         --            (35)          (35)
   AIG Protection Advantage                                                 415             --           415
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                      2,789           (825)        1,964
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                    --             --            --
JPMorgan Small Company Portfolio
   Platinum Investor                                                        533         (1,021)         (488)
   Platinum Investor PLUS                                                   143            (59)           84
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                        203           (417)         (214)
MFS VIT Growth Series - Initial Class
   Platinum Investor                                                      2,045         (4,668)       (2,623)
   Platinum Investor PLUS                                                    63            (26)           37
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                         20            (20)           --
   Platinum Investor PLUS                                                     3             (2)            1
MFS VIT Research Series - Initial Class
   Platinum Investor                                                      4,422           (919)        3,503
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                        143           (293)         (150)
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                   297           (137)          160
   Platinum Investor VIP                                                     18             (6)           12

                                 USL VL-R - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------ ------------ -------------- ------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                      41            (14)           27
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                        1,483           (165)        1,318
   Platinum Investor PLUS                                                      20            (28)           (8)
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                        2,283           (429)        1,854
   Platinum Investor PLUS                                                     135           (100)           35
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                          644         (1,037)         (393)
   Platinum Investor PLUS                                                     354           (169)          185
   Platinum Investor VIP                                                       13             (4)            9
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                          685         (1,278)         (593)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                           75            (86)          (11)
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                           22         (1,913)       (1,891)
   Platinum Investor PLUS                                                      85            (58)           27
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                          633         (4,405)       (3,772)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                          631         (1,433)         (802)
   Platinum Investor PLUS                                                      17             (6)           11
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor                                                        1,270         (6,817)       (5,547)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                           21            (14)            7
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                           40           (104)          (64)
   Platinum Investor PLUS                                                      53            (30)           23
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                        1,922           (100)        1,822
   Platinum Investor PLUS                                                     207           (110)           97
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                          399           (454)          (55)
   Platinum Investor PLUS                                                      64            (38)           26
   Platinum Investor VIP                                                       21             (7)           14

                                 USL VL-R - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                       Accumulation  Accumulation  Net Increase
Divisions                                                              Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------- ------------ -------------- ------------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                        904           (646)         258
   Platinum Investor PLUS                                                    80            (33)          47
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                        462           (332)         130
   Platinum Investor PLUS                                                   245           (113)         132
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor PLUS                                                    66            (25)          41
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                    --             (3)          (3)
American Century VP Value Fund - Class I
   Platinum Investor                                                        194           (214)         (20)
   Platinum Investor PLUS                                                   202           (135)          67
   Platinum Investor VIP                                                      4             (1)           3
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                        416           (139)         277
   Platinum Investor PLUS                                                   110            (67)          43
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                        319           (239)          80
   Platinum Investor PLUS                                                    91            (35)          56
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                        498           (405)          93
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                         26           (216)        (190)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                         --            (19)         (19)
   Platinum Investor PLUS                                                    82            (31)          51
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                      2,720         (1,434)       1,286
   Platinum Investor PLUS                                                   543           (240)         303
   Platinum Investor VIP                                                      3             (1)           2
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                        480           (456)          24
   Platinum Investor PLUS                                                    66            (26)          40
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                      1,467         (1,113)         354
   Platinum Investor PLUS                                                   180            (84)          96
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                    70            (44)          26
   Platinum Investor VIP                                                      5             (1)           4
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                   110            (74)          36
   Platinum Investor VIP                                                      3             (1)           2
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                         14             (5)           9
   Platinum Investor PLUS                                                   176            (71)         105
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                        227           (860)        (633)
   Platinum Investor PLUS                                                   298            (17)         281

                                 USL VL-R - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------ ------------ -------------- ------------
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                          360           (181)         179
   Platinum Investor PLUS                                                     214            (68)         146
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                          385           (139)         246
   Platinum Investor PLUS                                                      94            (44)          50
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                           11           (172)        (161)
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                        1,169           (460)         709
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                      --             (4)          (4)
JPMorgan Small Company Portfolio
   Platinum Investor                                                          621           (332)         289
   Platinum Investor PLUS                                                     112            (46)          66
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                          266           (189)          77
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                                        1,554         (1,029)         525
   Platinum Investor PLUS                                                      58            (24)          34
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                           24           (100)         (76)
   Platinum Investor PLUS                                                       4             (2)           2
MFS VIT Research Series - Initial Class
   Platinum Investor                                                        2,261           (732)       1,529
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                          213           (211)           2
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                     227           (105)         122
   Platinum Investor VIP                                                        4             (1)           3
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                      49            (12)          37
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                          112           (208)         (96)
   Platinum Investor PLUS                                                      24             (9)          15
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                           17            (20)          (3)
   Platinum Investor PLUS                                                     131            (55)          76
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                          870           (758)         112
   Platinum Investor PLUS                                                     348           (144)         204
   Platinum Investor VIP                                                        4             (1)           3
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                          625           (991)        (366)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                           71           (104)         (33)
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                          517           (944)        (427)
   Platinum Investor PLUS                                                     100            (43)          57

                                 USL VL-R - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                            633         (2,518)       (1,885)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                            676           (815)         (139)
   Platinum Investor PLUS                                        12             (5)            7
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                          1,179         (1,480)         (301)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                             16            (12)            4
VALIC Company I International Equities Fund
   Platinum Investor                                            142           (229)          (87)
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                            489           (395)           94
   Platinum Investor PLUS                                        38            (18)           20
VALIC Company I Money Market I Fund
   Platinum Investor                                          4,882         (1,031)        3,851
   Platinum Investor PLUS                                     1,753         (1,773)          (20)
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                             68            (43)           25
   Platinum Investor PLUS                                       163            (73)           90
VALIC Company I Science & Technology Fund
   Platinum Investor                                             43           (137)          (94)
VALIC Company I Small Cap Index Fund
   Platinum Investor                                             --             (4)           (4)
   Platinum Investor PLUS                                       213            (58)          155
VALIC Company I Stock Index Fund
   Platinum Investor                                          1,077           (767)          310
   Platinum Investor PLUS                                       113            (50)           63
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                             60           (114)          (54)
   Platinum Investor PLUS                                        30            (25)            5
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                             15           (139)         (124)
   Platinum Investor PLUS                                       327            (86)          241
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                             92           (169)          (77)
   Platinum Investor PLUS                                        89            (23)           66
   Platinum Investor VIP                                          5             (1)            4

                                 USL VL-R - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIG Retirement Company I International Equities Fund*
   Platinum Investor                                              4,113 $ 9.06  $ 37,268     3.89%     0.75%     -43.82%
AIG Retirement Company I Mid Cap Index Fund*
   Platinum Investor                                              4,072  15.52    63,190     1.35%     0.75%     -37.36%
   Platinum Investor PLUS                                            89   9.89       884     1.27%     0.70%     -37.33%
AIG Retirement Company I Money Market I Fund*
   Platinum Investor                                                 12  12.94       152     4.19%     0.75%       1.47%
   Platinum Investor PLUS                                            71  11.19       792     2.10%     0.70%       1.52%
   Platinum Investor VIP                                             --  10.43        --     0.00%     0.70%       1.33%
   AIG Protection Advantage                                          --  10.05        --     0.00%     0.70%       0.03%
AIG Retirement Company I Nasdaq-100 Index Fund*
   Platinum Investor                                                339   3.47     1,175     0.28%     0.75%     -42.85%
   Platinum Investor PLUS                                           355   8.45     2,997     0.32%     0.70%     -42.82%
AIG Retirement Company I Science & Technology Fund*
   Platinum Investor                                              2,700   2.66     7,195     0.00%     0.75%     -46.39%
AIG Retirement Company I Small Cap Index Fund*
   Platinum Investor                                              2,419  10.17    24,593     3.47%     0.75%     -34.96%
   Platinum Investor PLUS                                           242   9.62     2,329     1.78%     0.70%     -34.93%
AIG Retirement Company I Stock Index Fund*
   Platinum Investor                                             11,361   8.84   100,432     2.56%     0.75%     -37.68%
   Platinum Investor PLUS                                           255   9.15     2,331     2.31%     0.70%     -37.65%
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                              5,871   8.08    47,445     1.49%     0.75%     -30.66%
   Platinum Investor PLUS                                           195   8.09     1,575     2.68%     0.70%     -30.63%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                              2,809  11.17    31,364     0.54%     0.75%     -40.83%
   Platinum Investor PLUS                                           668  13.27     8,867     0.67%     0.70%     -40.80%
Alger American Capital Appreciation Portfolio - Class O Shares*
   Platinum Investor PLUS                                            58  11.04       642     0.00%     0.70%     -45.52%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                            10   7.62        77     0.17%     0.70%     -58.65%
American Century VP Value Fund - Class I
   Platinum Investor                                              2,214  12.77    28,281     2.44%     0.75%     -27.32%
   Platinum Investor PLUS                                           853  10.37     8,849     2.56%     0.70%     -27.29%
   Platinum Investor VIP                                             16   6.64       104     1.50%     0.70%     -27.29%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                              2,779   5.25    14,585     0.09%     0.75%     -35.09%
   Platinum Investor PLUS                                           980   7.42     7,268     0.09%     0.70%     -35.05%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                501   8.39     4,203     1.13%     0.75%     -40.87%
   Platinum Investor PLUS                                           171   8.20     1,406     0.95%     0.70%     -40.84%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                              3,916   8.23    32,231     0.96%     0.75%     -38.06%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                822  13.71    11,264     4.46%     0.75%      -4.90%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                              2,422   8.99    21,774     6.34%     0.75%     -29.44%
   Platinum Investor PLUS                                           203   9.66     1,962     3.17%     0.70%     -29.40%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                             19,878   9.22   183,250     0.81%     0.75%     -43.12%
   Platinum Investor PLUS                                         1,037  10.31    10,691     0.99%     0.70%     -43.09%
   Platinum Investor VIP                                            160   6.35     1,015     2.35%     0.70%     -43.09%
   AIG Protection Advantage                                         375   6.81     2,553     0.00%     0.70%       3.90%

                                 USL VL-R - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                Investment
                                                                              Unit                Income    Expense    Total
Divisions                                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    5,682 $ 7.93  $ 45,058     2.47%     0.75%     -43.24%
   Platinum Investor PLUS                                                 309   8.69     2,681     2.71%     0.70%     -43.21%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                   14,308   4.95    70,777     0.60%     0.75%     -47.70%
   Platinum Investor PLUS                                                 857   7.90     6,769     0.65%     0.70%     -47.68%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                 128  11.97     1,535     0.26%     0.70%     -40.03%
   Platinum Investor VIP                                                   19   6.43       121     0.28%     0.70%     -40.03%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                 600  10.81     6,486     1.22%     0.70%     -33.48%
   Platinum Investor VIP                                                   11   6.01        63     1.08%     0.70%     -33.48%
   AIG Protection Advantage                                               360   7.20     2,595     0.00%     0.70%       5.60%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                       67  13.50       903     5.40%     0.75%       6.79%
   Platinum Investor PLUS                                                 325  12.23     3,979     6.38%     0.70%       6.84%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                   34,302  10.05   344,863     3.09%     0.75%     -37.58%
   Platinum Investor PLUS                                                 275   9.78     2,692     3.03%     0.70%     -37.55%
   Platinum Investor VIP                                                   36   6.04       217     0.00%     0.70%     -20.92%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                    2,022  11.10    22,439     2.08%     0.75%     -40.82%
   Platinum Investor PLUS                                                 709  11.26     7,987     2.55%     0.70%     -40.79%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                      968   9.06     8,769     4.87%     0.75%     -52.59%
   Platinum Investor PLUS                                                 121  14.78     1,784     2.85%     0.70%     -52.56%
   AIG Protection Advantage                                               439   5.79     2,541     0.00%     0.70%       3.41%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                       14   4.47        63     0.04%     0.75%     -44.28%
   AIG Protection Advantage                                               415   6.23     2,584     0.19%     0.70%       5.17%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                   13,000   4.74    61,581     1.04%     0.75%     -45.22%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                  12  10.76       129     1.13%     0.70%     -33.67%
JPMorgan Small Company Portfolio
   Platinum Investor                                                    1,804   8.45    15,244     0.16%     0.75%     -32.49%
   Platinum Investor PLUS                                                 380   9.93     3,777     0.20%     0.70%     -32.46%
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                      218   5.07     1,104     0.94%     0.75%     -39.61%
MFS VIT Growth Series - Initial Class*
   Platinum Investor                                                   11,870   9.05   107,453     0.19%     0.75%     -37.89%
   Platinum Investor PLUS                                                 286  10.23     2,926     0.25%     0.70%     -37.85%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                       93   6.03       559     0.00%     0.75%     -39.78%
   Platinum Investor PLUS                                                   7   7.84        56     0.00%     0.70%     -39.75%
MFS VIT Research Series - Initial Class
   Platinum Investor                                                   22,074   6.27   138,370     0.50%     0.75%     -36.56%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                    2,602   5.62    14,616     0.00%     0.75%     -43.79%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                 549  10.70     5,880     1.48%     0.70%     -40.61%
   Platinum Investor VIP                                                   15   5.95        91     0.99%     0.70%     -40.61%

                                 USL VL-R - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                         Investment
                                                                          Unit    Net      Income    Expense    Total
Divisions                                                          Units  Value  Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ------ ------- ---------- --------- ----------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
  Class
   Platinum Investor PLUS                                              64 $ 6.53 $   418    6.09%     0.70%     -44.18%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                2,467  15.65  38,616    4.70%     0.75%      -7.73%
   Platinum Investor PLUS                                              32  11.07     356    3.87%     0.70%      -7.68%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                1,877  11.97  22,478    5.33%     0.75%      -1.06%
   Platinum Investor PLUS                                             230  10.91   2,507    3.75%     0.70%      -1.01%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                3,776  15.32  57,854    4.40%     0.75%       4.01%
   Platinum Investor PLUS                                             627  12.33   7,728    5.09%     0.70%       4.06%
   Platinum Investor VIP                                               12  11.14     134    3.95%     0.70%       4.06%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                1,624   8.48  13,766    1.77%     0.75%     -34.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                  496   6.97   3,455    0.00%     0.75%     -35.97%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                  114  10.15   1,155    9.55%     0.75%     -31.33%
   Platinum Investor PLUS                                              84   8.54     720    4.58%     0.70%     -31.30%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                               10,925   7.95  86,831    2.22%     0.75%     -39.16%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                3,651  10.49  38,307    1.80%     0.75%     -46.42%
   Platinum Investor PLUS                                             109  10.72   1,167    1.87%     0.70%     -46.40%
UIF Capital Growth Portfolio - Class I Shares*
   Platinum Investor                                                4,264   7.43  31,699    0.12%     0.75%     -49.57%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                  146   9.52   1,386    9.61%     0.75%     -23.43%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                  328  10.34   3,393    2.21%     0.75%     -32.54%
   Platinum Investor PLUS                                              74  10.77     801    1.92%     0.70%     -32.51%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                1,890  10.96  20,716   19.52%     0.75%     -22.53%
   Platinum Investor PLUS                                             404   9.49   3,833    9.52%     0.70%     -22.50%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                2,612  16.66  43,515    4.28%     0.75%     -37.72%
   Platinum Investor PLUS                                             121  10.33   1,254    3.60%     0.70%     -37.69%
   Platinum Investor VIP                                               18   4.96      88    2.46%     0.70%     -37.69%

                                 USL VL-R - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                Investment
                                                                              Unit                Income    Expense    Total
Divisions                                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                   11,679 $11.65  $136,117     1.18%     0.75%       7.30%
   Platinum Investor PLUS                                                 144  11.66     1,675     1.34%     0.70%       7.36%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                    3,073  18.87    57,987     0.44%     0.75%      13.86%
   Platinum Investor PLUS                                                 526  22.42    11,782     0.49%     0.70%      13.92%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor PLUS                                                  41  20.26       823     0.00%     0.70%      24.36%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                   3  18.42        54     0.00%     0.70%      30.64%
American Century VP Value Fund - Class I
   Platinum Investor                                                    2,205  17.58    38,750     1.60%     0.75%      -5.85%
   Platinum Investor PLUS                                                 771  14.27    10,999     1.56%     0.70%      -5.80%
   Platinum Investor VIP                                                    3   9.13        30     0.00%     0.70%      -2.97%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                    2,425   8.09    19,606     0.00%     0.75%      -1.58%
   Platinum Investor PLUS                                                 931  11.42    10,629     0.00%     0.70%      -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                      725  14.19    10,286     0.41%     0.75%       0.73%
   Platinum Investor PLUS                                                 131  13.86     1,819     0.33%     0.70%       0.79%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                    3,936  13.29    52,296     0.78%     0.75%     -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                    1,141  14.42    16,450     4.84%     0.75%       2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                       --  12.74        --     5.94%     0.75%      14.31%
   Platinum Investor PLUS                                                 147  13.68     2,006     5.79%     0.70%      14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                   20,905  16.21   338,802     0.79%     0.75%      16.42%
   Platinum Investor PLUS                                                 779  18.11    14,107     0.92%     0.70%      16.48%
   Platinum Investor VIP                                                    2  11.16        21     0.97%     0.70%      -1.69%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    5,595  13.97    78,164     1.72%     0.75%       0.51%
   Platinum Investor PLUS                                                 254  15.30     3,880     1.80%     0.70%       0.56%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                   15,304   9.46   144,750     0.37%     0.75%      25.71%
   Platinum Investor PLUS                                                 783  15.09    11,814     0.36%     0.70%      25.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                 102  19.96     2,028     0.49%     0.70%      14.53%
   Platinum Investor VIP                                                    4  10.73        41     0.34%     0.70%      -2.99%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                 552  16.26     8,968     0.67%     0.70%      -3.06%
   Platinum Investor VIP                                                    2   9.04        21     0.00%     0.70%      -1.83%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                       57  12.64       723     5.27%     0.75%       5.81%
   Platinum Investor PLUS                                                 225  11.45     2,572     2.51%     0.70%       5.86%

                                 USL VL-R - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ------ ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                               35,473 $16.11  $571,337     1.48%     0.75%      2.70%
   Platinum Investor PLUS                                             287  15.66     4,497     2.95%     0.70%      2.75%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                2,385  18.75    44,716     1.97%     0.75%     14.59%
   Platinum Investor PLUS                                             562  19.02    10,693     2.01%     0.70%     14.65%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                2,680  19.11    51,204     0.47%     0.75%     27.06%
   Platinum Investor PLUS                                             122  31.16     3,810     0.59%     0.70%     27.12%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                   49   8.02       396     0.07%     0.75%     20.83%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                               11,036   8.65    95,435     0.58%     0.75%      8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                              12  16.23       194     0.98%     0.70%      1.73%
JPMorgan Small Company Portfolio
   Platinum Investor                                                2,292  12.52    28,695     0.01%     0.75%     -6.38%
   Platinum Investor PLUS                                             296  14.71     4,353     0.01%     0.70%     -6.33%
MFS VIT Core Equity Series - Initial Class*
   Platinum Investor                                                  432   8.39     3,628     0.34%     0.75%     10.31%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               14,493  14.57   211,223     0.00%     0.75%     20.26%
   Platinum Investor PLUS                                             249  16.46     4,091     0.00%     0.70%     20.32%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                   93  10.01       934     0.00%     0.75%      1.75%
   Platinum Investor PLUS                                               6  13.01        76     0.00%     0.70%      1.80%
MFS VIT Research Series - Initial Class
   Platinum Investor                                               18,571   9.88   183,511     0.65%     0.75%     12.35%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                2,752   9.99    27,494     0.00%     0.75%     21.61%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                             389  18.02     7,006     1.21%     0.70%      5.57%
   Platinum Investor VIP                                                3  10.02        30     0.00%     0.70%     -3.46%
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
  Class
   Platinum Investor PLUS                                              37  11.70       427     5.58%     0.70%     29.50%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                1,149  16.96    19,489     4.58%     0.75%      9.80%
   Platinum Investor PLUS                                              40  12.00       474     4.99%     0.70%      9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                   23  12.10       278     4.52%     0.75%      3.70%
   Platinum Investor PLUS                                             195  11.02     2,149     4.84%     0.70%      3.76%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                4,169  14.73    61,414     4.73%     0.75%      7.92%
   Platinum Investor PLUS                                             442  11.85     5,241     3.73%     0.70%      7.98%
   Platinum Investor VIP                                                3  10.70        32     0.38%     0.70%      2.20%

                                 USL VL-R - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                    Investment
                                                                  Unit                Income    Expense    Total
Divisions                                                  Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                        2,217 $12.99  $ 28,800     1.21%     0.75%       4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                          507  10.89     5,515     0.00%     0.75%      -4.58%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                        2,005  14.77    29,623     5.23%     0.75%       3.35%
   Platinum Investor PLUS                                      57  12.42       714    16.50%     0.70%       2.17%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                       14,697  13.06   191,970     1.39%     0.75%      -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                        4,453  19.58    87,217     1.76%     0.75%       6.20%
   Platinum Investor PLUS                                      98  19.99     1,968     1.70%     0.70%       6.26%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                        9,811  14.74   144,620     0.00%     0.75%      20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                          139  12.43     1,724     8.63%     0.75%       3.23%
VALIC Company I International Equities Fund
   Platinum Investor                                        3,143  16.13    50,697     2.40%     0.75%       7.95%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                        4,372  24.78   108,328     1.23%     0.75%       6.83%
   Platinum Investor PLUS                                     110  15.79     1,743     1.32%     0.70%       6.89%
VALIC Company I Money Market I Fund
   Platinum Investor                                       41,756  12.75   532,529     4.74%     0.75%       3.91%
   Platinum Investor PLUS                                      52  11.03       577     4.65%     0.70%       3.97%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                          306   6.07     1,856     0.08%     0.75%      17.71%
   Platinum Investor PLUS                                     240  14.77     3,539     0.09%     0.70%      17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor                                        2,846   4.97    14,143     0.00%     0.75%      16.81%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                          422  15.63     6,600     1.10%     0.75%      -2.63%
   Platinum Investor PLUS                                     246  14.79     3,641     1.64%     0.70%      -2.58%
VALIC Company I Stock Index Fund
   Platinum Investor                                       10,185  14.18   144,470     1.64%     0.75%       4.34%
   Platinum Investor PLUS                                     276  14.67     4,050     1.78%     0.70%       4.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                          392  15.34     6,013     1.70%     0.75%       2.03%
   Platinum Investor PLUS                                      51  15.95       812     1.50%     0.70%       2.08%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                           68  14.15       961     6.71%     0.75%       1.19%
   Platinum Investor PLUS                                     307  12.25     3,756     5.24%     0.70%       1.24%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                        2,667  26.75    71,349     2.01%     0.75%     -17.23%
   Platinum Investor PLUS                                      95  16.58     1,569     1.07%     0.70%     -17.19%
   Platinum Investor VIP                                        4   7.97        29     0.00%     0.70%      -7.81%

                                 USL VL-R - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                Investment
                                                                              Unit                Income    Expense    Total
Divisions                                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                   11,421 $10.86  $124,046     1.07%     0.75%      8.61%
   Platinum Investor PLUS                                                  97  10.86     1,056     1.02%     0.70%      8.65%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                    2,943  16.57    48,772     1.07%     0.75%     27.28%
   Platinum Investor PLUS                                                 394  19.68     7,759     1.60%     0.70%     27.34%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                       --     --        --     2.22%     0.75%      5.31%
   Platinum Investor PLUS                                                  --     --        --     2.86%     0.70%      5.33%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                   6  14.10        80     0.00%     0.70%      9.37%
American Century VP Value Fund - Class I
   Platinum Investor                                                    2,225  18.67    41,536     1.20%     0.75%     17.77%
   Platinum Investor PLUS                                                 704  15.15    10,666     0.08%     0.70%     17.83%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor                                                    2,148   8.22    17,645     0.00%     0.75%      3.99%
   Platinum Investor PLUS                                                 888  11.60    10,296     0.00%     0.70%      4.04%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                      645  14.09     9,090     0.37%     0.75%      6.95%
   Platinum Investor PLUS                                                  75  13.75     1,037     0.24%     0.70%      7.00%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                    3,843  15.05    57,838     0.39%     0.75%      3.00%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                    1,331  14.03    18,668     4.12%     0.75%      3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                       19  11.15       209     2.51%     0.75%      6.34%
   Platinum Investor PLUS                                                  96  11.96     1,153     1.63%     0.70%      6.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                   19,619  13.92   273,114     0.98%     0.75%     10.60%
   Platinum Investor PLUS                                                 476  15.55     7,409     1.11%     0.70%     10.66%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    5,571  13.90    77,431     2.92%     0.75%     19.04%
   Platinum Investor PLUS                                                 214  15.21     3,255     2.90%     0.70%     19.09%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                   14,950   7.52   112,486     0.16%     0.75%      5.78%
   Platinum Investor PLUS                                                 687  12.00     8,246     0.02%     0.70%      5.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                  76  17.43     1,328     0.01%     0.70%     11.62%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                 516  16.77     8,650     0.14%     0.70%     16.17%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                       48  11.95       569     5.10%     0.75%      3.24%
   Platinum Investor PLUS                                                 120  10.82     1,300    11.36%     0.70%      3.29%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                   36,106  15.68   566,234     0.03%     0.75%     17.50%
   Platinum Investor PLUS                                                   6  15.24        86     1.53%     0.70%     17.56%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                    2,206  16.36    36,094     1.21%     0.75%     20.54%
   Platinum Investor PLUS                                                 416  16.59     6,899     0.52%     0.70%     20.60%

                                 USL VL-R - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------ ------ ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                          2,434 $15.04  $ 36,603     1.72%     0.75%     45.54%
   Platinum Investor PLUS                                        72  24.51     1,772     3.47%     0.70%     45.61%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                            210   6.64     1,397     0.00%     0.75%     12.46%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                         10,327   7.97    82,275     1.54%     0.75%     17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                        16  15.95       262     0.99%     0.70%     16.03%
JPMorgan Small Company Portfolio
   Platinum Investor                                          2,003  13.37    26,773     0.00%     0.75%     14.15%
   Platinum Investor PLUS                                       230  15.70     3,619     0.00%     0.70%     14.21%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                            355   7.61     2,704     0.42%     0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                         13,968  12.12   169,266     0.00%     0.75%      7.09%
   Platinum Investor PLUS                                       215  13.68     2,936     0.00%     0.70%      7.14%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                            169   9.84     1,659     0.00%     0.75%     12.37%
   Platinum Investor PLUS                                         4  12.78        56     0.00%     0.70%     12.43%
MFS VIT Research Series - Initial Class
   Platinum Investor                                         17,042   8.79   149,881     0.45%     0.75%      9.65%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                          2,750   8.22    22,598     0.00%     0.75%     13.84%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                       267  17.07     4,549     0.13%     0.70%     16.87%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                          1,245  15.45    19,229     4.22%     0.75%     -0.05%
   Platinum Investor PLUS                                        25  10.92       274     2.49%     0.70%      0.00%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                             26  11.67       302     4.18%     0.75%      3.50%
   Platinum Investor PLUS                                       119  10.62     1,264     3.45%     0.70%      3.55%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                          4,057  13.65    55,379     4.40%     0.75%      3.07%
   Platinum Investor PLUS                                       238  10.97     2,613     6.67%     0.70%      3.12%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                          2,583  12.47    32,207     1.28%     0.75%     15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                            540  11.41     6,165     0.00%     0.75%      4.81%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                          2,432  14.30    34,771     5.17%     0.75%      5.50%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                         16,582  14.01   232,255     1.51%     0.75%     15.05%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                          4,592  18.44    84,675     1.13%     0.75%     26.28%
   Platinum Investor PLUS                                        91  18.81     1,706     1.10%     0.70%     26.34%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                         10,112  12.18   123,193     0.00%     0.75%      3.33%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                            135  12.04     1,627     7.75%     0.75%      7.81%

                                 USL VL-R - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Divisions                                             Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
VALIC Company I International Equities Fund
   Platinum Investor                                   3,230 $14.94  $ 48,258     1.59%     0.75%     22.14%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                   4,278  23.19    99,222     0.49%     0.75%      9.15%
   Platinum Investor PLUS                                 90  14.77     1,326     0.63%     0.70%      9.21%
VALIC Company I Money Market I Fund
   Platinum Investor                                  37,905  12.27   465,210     4.57%     0.75%      3.84%
   Platinum Investor PLUS                                 72  10.61       762    22.32%     0.70%      3.89%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                     281   5.16     1,450     0.08%     0.75%      5.86%
   Platinum Investor PLUS                                150  12.54     1,878     0.12%     0.70%      5.92%
VALIC Company I Science & Technology Fund
   Platinum Investor                                   2,940   4.26    12,510     0.00%     0.75%      5.06%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                     426  16.05     6,842     0.48%     0.75%     17.18%
   Platinum Investor PLUS                                 91  15.18     1,378     0.48%     0.70%     17.24%
VALIC Company I Stock Index Fund
   Platinum Investor                                   9,875  13.60   134,259     0.29%     0.75%     14.55%
   Platinum Investor PLUS                                213  14.05     3,000     1.12%     0.70%     14.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                     446  15.03     6,705     1.19%     0.75%     15.37%
   Platinum Investor PLUS                                 46  15.63       713     1.02%     0.70%     15.43%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                     192  13.99     2,688    11.27%     0.75%      7.46%
   Platinum Investor PLUS                                 66  12.10       794    19.20%     0.70%      7.52%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                   2,744  32.32    88,682     1.99%     0.75%     33.92%
   Platinum Investor PLUS                                 29  20.02       582     1.52%     0.70%     33.99%

                                 USL VL-R - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                Investment
                                                                              Unit                Income    Expense    Total
Divisions                                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                    2,770 $13.02  $ 36,069     0.70%     0.75%     17.05%
   Platinum Investor PLUS                                                  81  15.45     1,256     0.70%     0.70%     17.11%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                   10,063  10.42   104,880     0.83%     0.75%      4.87%
   Platinum Investor PLUS                                                  35  11.78       416     1.48%     0.70%      4.92%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                   1  12.89        13     0.00%     0.70%      9.06%
American Century VP Value Fund - Class I
   Platinum Investor                                                    2,865  15.85    45,409     0.82%     0.75%      4.25%
   Platinum Investor PLUS                                                  15  12.86       196     0.42%     0.70%      4.30%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                    1,926   7.90    15,216     0.00%     0.75%     -3.40%
   Platinum Investor PLUS                                                 173  11.15     1,927     0.00%     0.70%     -3.36%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                      582  13.17     7,668     0.03%     0.75%      8.36%
   Platinum Investor PLUS                                                  30  12.86       380     0.00%     0.70%      8.41%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                    3,825  14.61    55,901     0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                    1,936  13.56    26,247     3.66%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                       20  10.48       206     2.53%     0.75%      3.01%
   Platinum Investor PLUS                                                  45  11.24       506     1.06%     0.70%      3.06%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                   19,395  12.59   244,116     0.11%     0.75%     15.78%
   Platinum Investor PLUS                                                 102  14.05     1,438     0.00%     0.70%     15.84%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    5,630  11.68    65,733     1.41%     0.75%      4.78%
   Platinum Investor PLUS                                                 171  12.77     2,189     1.29%     0.70%      4.84%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                   13,688   7.11    97,366     0.28%     0.75%      4.72%
   Platinum Investor PLUS                                                  40  11.34       449     0.00%     0.70%      4.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                   1  15.62        22     0.00%     0.70%     17.19%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                  13  14.44       189     0.29%     0.70%      8.01%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                       38  11.57       445     5.20%     0.75%      1.64%
   Platinum Investor PLUS                                                   2  10.47        25     7.42%     0.70%      1.69%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                      357  13.35     4,762     0.88%     0.75%      9.73%
   Platinum Investor PLUS                                                   1  12.97        12     5.28%     0.70%      9.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                    2,026  13.58    27,499     0.79%     0.75%      9.35%
   Platinum Investor PLUS                                                  31  13.75       423     0.46%     0.70%      9.40%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                    3,065  10.33    31,670     1.04%     0.75%     30.96%
   Platinum Investor PLUS                                                   6  16.84       100     1.66%     0.70%     31.02%

                                 USL VL-R - 41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                           304 $ 5.90  $  1,795     0.00%     0.75%     11.19%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                         9,469   6.81    64,445     1.16%     0.75%      4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                       21  13.75       286     0.02%     0.70%      8.45%
JPMorgan Small Company Portfolio
   Platinum Investor                                         1,666  11.71    19,514     0.00%     0.75%      2.65%
   Platinum Investor PLUS                                      164  13.75     2,261     0.00%     0.70%      2.70%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                           292   6.74     1,965     0.72%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                        13,476  11.32   152,498     0.00%     0.75%      8.38%
   Platinum Investor PLUS                                      171  12.77     2,188     0.00%     0.70%      8.43%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                           195   8.76     1,709     0.00%     0.75%      4.46%
   Platinum Investor PLUS                                        3  11.37        29     0.00%     0.70%      4.51%
MFS VIT Research Series - Initial Class
   Platinum Investor                                        15,171   8.02   121,683     0.42%     0.75%      7.00%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                         2,738   7.22    19,759     0.00%     0.75%     12.89%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                       19  14.60       282     0.35%     0.70%     13.51%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                         1,323  15.46    20,453     2.57%     0.75%      1.33%
   Platinum Investor PLUS                                       15  10.92       163     1.59%     0.70%      1.38%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                            27  11.27       305     2.68%     0.75%      1.74%
   Platinum Investor PLUS                                       54  10.26       556     2.12%     0.70%      1.79%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                         3,924  13.24    51,967     3.44%     0.75%      1.69%
   Platinum Investor PLUS                                       21  10.64       224     3.91%     0.70%      1.74%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                         2,906  10.77    31,296     1.27%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                           747  10.89     8,132     0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                         2,150  13.55    29,129     5.85%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                        18,362  12.17   223,558     1.56%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                         4,743  14.60    69,256     0.82%     0.75%     13.25%
   Platinum Investor PLUS                                       81  14.89     1,211     0.77%     0.70%     13.31%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                        10,313  11.79   121,593     0.46%     0.75%     14.85%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                           153  11.17     1,711     7.53%     0.75%      0.30%
VALIC Company I International Equities Fund
   Platinum Investor                                         3,319  12.23    40,600     1.70%     0.75%     16.11%

                                 USL VL-R - 42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Divisions                                             Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                   4,278 $21.25  $ 90,890     1.01%     0.75%     11.36%
   Platinum Investor PLUS                                 48  13.52       643     0.63%     0.70%     11.42%
VALIC Company I Money Market I Fund
   Platinum Investor                                  35,518  11.82   419,795     2.83%     0.75%      1.96%
   Platinum Investor PLUS                                 --  10.21        --     0.00%     0.70%      2.01%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                     308   4.87     1,501     0.15%     0.75%      0.49%
   Platinum Investor PLUS                                 50  11.84       592     0.06%     0.70%      0.54%
VALIC Company I Science & Technology Fund
   Platinum Investor                                   3,080   4.05    12,476     0.00%     0.75%      2.56%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                     238  13.70     3,257     0.92%     0.75%      3.49%
   Platinum Investor PLUS                                 49  12.95       630     0.58%     0.70%      3.54%
VALIC Company I Stock Index Fund
   Platinum Investor                                  51,754  11.87   614,245     1.48%     0.75%      3.78%
   Platinum Investor PLUS                                103  12.26     1,268     0.98%     0.70%      3.83%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                     507  13.03     6,604     1.19%     0.75%      9.17%
   Platinum Investor PLUS                                 32  13.54       433     0.24%     0.70%      9.22%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                     328  13.01     4,274     8.82%     0.75%      1.99%
   Platinum Investor PLUS                                  2  11.25        19     0.00%     0.70%      2.04%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                   3,024  24.13    72,970     2.55%     0.75%     11.00%
   Platinum Investor PLUS                                 15  14.94       229     0.00%     0.70%     11.06%

                                 USL VL-R - 43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004 are as follows:

                                                                                         Investment
                                                                       Unit                Income    Expense    Total
Divisions                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                             2,458 $11.13  $ 27,348     0.73%     0.75%     23.08%
   Platinum Investor PLUS                                           70  13.20       922     1.15%     0.70%     23.14%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                            10,551   9.94   104,861     0.49%     0.75%      4.98%
American Century VP Value Fund - Class I
   Platinum Investor                                             2,792  15.21    42,457     0.94%     0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                             1,535   8.18    12,556     0.00%     0.75%     10.04%
   Platinum Investor PLUS                                          142  11.54     1,642     0.00%     0.70%     10.10%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                               408  12.16     4,965     0.44%     0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                             4,445  13.92    61,857     0.20%     0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                             1,665  13.33    22,202     4.11%     0.75%      2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                21  10.18       210     2.53%     0.75%      4.39%
   Platinum Investor PLUS                                            9  10.91        96     0.00%     0.70%      4.44%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                            16,335  10.87   177,585     0.17%     0.75%     14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                             5,706  11.14    63,586     1.37%     0.75%     10.40%
   Platinum Investor PLUS                                          142  12.18     1,729     0.00%     0.70%     10.46%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                            15,721   6.79   106,787     0.13%     0.75%      2.35%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                29  11.39       330     6.82%     0.75%      2.70%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                               282  12.16     3,432     0.84%     0.75%     11.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                               928  12.42    11,526     1.22%     0.75%     17.64%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                             1,825   7.89    14,402     1.05%     0.75%     17.80%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                               401   5.31     2,127     0.00%     0.75%     19.58%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                             8,433   6.50    54,775     0.90%     0.75%      3.75%
JPMorgan Small Company Portfolio
   Platinum Investor                                             1,279  11.41    14,598     0.00%     0.75%     26.22%
   Platinum Investor PLUS                                          141  13.39     1,883     0.00%     0.70%     26.28%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                               218   6.67     1,452     0.37%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                            12,337  10.44   128,816     0.00%     0.75%     12.12%
   Platinum Investor PLUS                                          145  11.78     1,703     0.00%     0.70%     12.17%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                               228   8.38     1,910     0.00%     0.75%      5.72%
MFS VIT Research Series - Initial Class
   Platinum Investor                                            13,075   7.50    98,010     0.89%     0.75%     14.98%

                                 USL VL-R - 44

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                  Unit                Income    Expense    Total
Divisions                                                  Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                        2,293 $ 6.39  $ 14,659     0.00%     0.75%     15.44%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                        1,090  15.25    16,629     1.02%     0.75%      8.11%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                           26  11.08       291     1.52%     0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                        3,658  13.02    47,642     1.87%     0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                        3,217  10.22    32,879     0.00%     0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                        1,278  10.28    13,136     0.00%     0.75%     24.22%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                        2,410  13.25    31,932     5.69%     0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                       20,367  11.66   237,411     1.58%     0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                        5,291  12.89    68,229     1.02%     0.75%     20.08%
   Platinum Investor PLUS                                      70  13.14       914     0.00%     0.70%     20.14%
Safeco RST Core Equity Portfolio
   Platinum Investor                                           --   9.17        --     2.75%     0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                           --  10.26        --     0.00%     0.75%     18.09%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                       10,601  10.27   108,834     0.17%     0.75%      6.97%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                          124  11.14     1,378     5.95%     0.75%      8.67%
VALIC Company I International Equities Fund
   Platinum Investor                                        3,414  10.54    35,967     1.41%     0.75%     16.98%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                        4,483  19.08    85,536     0.83%     0.75%     15.18%
VALIC Company I Money Market I Fund
   Platinum Investor                                       30,514  11.59   353,711     0.84%     0.75%      0.05%
   Platinum Investor PLUS                                      --  10.01        --     0.00%     0.70%      0.10%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                          340   4.85     1,647     0.55%     0.75%      9.23%
VALIC Company I Science & Technology Fund
   Platinum Investor                                        3,032   3.95    11,973     0.00%     0.75%      0.04%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                          241  13.24     3,193     1.45%     0.75%     17.01%
VALIC Company I Stock Index Fund
   Platinum Investor                                       51,798  11.44   592,372     1.57%     0.75%      9.68%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                          653  11.93     7,797     0.99%     0.75%     13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                          382  12.76     4,871     7.33%     0.75%      7.71%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                        2,679  21.74    58,232     2.52%     0.75%     29.54%

                                 USL VL-R - 45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b)These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

   2006

- Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

   2007

- Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series-Initial Class.

   2008

- Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio Class O Shares.

- Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series-Initial Class.

- Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio-Class I Shares.

- Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

- Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

- Effective May 1, 2008, VALIC Company I Nasdaq-100 Index Fund changed its name to AIG Retirement Company I Nasdaq-100 Index Fund.

- Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

- Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

                                 USL VL-R - 46

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, American International Group, Inc. ("AIG") experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $31.7 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

                                 USL VL-R - 47

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                                 USL VL-R - 48

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Separate Account.

                                 USL VL-R - 49

                             Financial Statements

       The United States Life Insurance Company in the City of New York

      Years Ended December 31, 2008, 2007 (Restated) and 2006 (Restated)

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

Report of Independent Registered Public Accounting Firm. F - 1

Audited Financial Statements

Balance Sheets.......................................... F - 2
Statements of Income.................................... F - 4
Statements of Shareholder's Equity...................... F - 5
Statements of Comprehensive Income...................... F - 6
Statements of Cash Flows................................ F - 7
Notes to Financial Statements........................... F - 8

[LOGO OF PRICEWATERHOUSECOOPERS LLP]

                                                    PricewaterhouseCoopers LLP
                                                    1201 Louisiana
                                                    Suite 2900
                                                    Houston TX 77002-5678
                                                    Telephone (713) 356 4000
                                                    Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of shareholder's equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 19 to the financial statements, the Company has restated its financial statements as of December 31, 2007 and 2006 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas

April 29, 2009

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                                              December 31
                                                                                                         ---------------------
                                                                                                                       2007
                                                                                                            2008    (Restated)
                                                                                                         ---------- ----------
                                                                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value (amortized cost $3,574,933 in 2008 and
     $4,156,877 in 2007)................................................................................ $3,373,776 $4,205,123
   Fixed maturity securities, trading, at fair value (cost $17,600 in 2008 and $0 in 2007)..............     13,803         --
   Equity securities, available for sale, at fair value (cost - $8,557 in 2008 and $11,068 in 2007).....      8,399     11,881
   Mortgage and other loans receivable..................................................................    368,438    368,180
   Policy loans.........................................................................................    208,856    202,361
   Other long-term investments..........................................................................     17,530     23,514
   Securities lending collateral........................................................................         --  1,255,778
   Short-term investments, at cost (approximates fair value)............................................    126,545     49,609
                                                                                                         ---------- ----------
Total investments.......................................................................................  4,117,347  6,116,446
Cash....................................................................................................     13,892      6,384
Note receivable - affiliate.............................................................................    139,385    139,381
Receivable from affiliates..............................................................................      4,318      1,907
Accrued investment income...............................................................................     51,673     54,925
Accounts and premiums receivable........................................................................    102,968    115,830
Reinsurance recoverable - paid losses...................................................................     21,994     22,782
Reinsurance recoverable - unpaid losses.................................................................    270,167    278,094
Deferred acquisition costs..............................................................................    377,624    301,950
Income taxes receivable.................................................................................    175,669    100,702
Assets held in separate accounts........................................................................      2,154      4,198
Other assets............................................................................................     27,482     24,493
                                                                                                         ---------- ----------
Total assets............................................................................................ $5,304,673 $7,167,092
                                                                                                         ========== ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                           December 31
                                                                                     ----------------------
                                                                                                    2007
                                                                                        2008     (Restated)
                                                                                     ----------  ----------
                                                                                         (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits................................................. $2,101,456  $2,098,617
   Future policy benefits for life and accident and health insurance contracts......  1,619,418   1,621,955
   Other policyholders' funds.......................................................    299,171     301,588
   Policy and contract claims.......................................................    801,843     763,375
   Payable to affiliates............................................................      2,324       4,838
   Reinsurance payable..............................................................     48,741      48,426
   Securities lending payable.......................................................         --   1,362,370
   Liabilities held in separate accounts............................................      2,154       4,198
   Other liabilities................................................................    147,625     123,321
                                                                                     ----------  ----------
Total liabilities...................................................................  5,022,732   6,328,688
                                                                                     ----------  ----------
Commitments and Contingencies (Note 10)
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized, issued, and outstanding.      3,961       3,961
   Additional paid-in capital.......................................................    836,369     527,274
   Accumulated other comprehensive loss.............................................   (107,674)    (30,908)
   Retained earnings (accumulated deficit)..........................................   (450,715)    338,077
                                                                                     ----------  ----------
Total shareholder's equity..........................................................    281,941     838,404
                                                                                     ----------  ----------
Total liabilities and shareholder's equity.......................................... $5,304,673  $7,167,092
                                                                                     ==========  ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                               Year ended December 31
                                          --------------------------------
                                                        2007        2006
                                             2008    (Restated)  (Restated)
                                          ---------  ----------  ----------
                                                   (In Thousands)
    Revenues:
       Premiums and other considerations. $ 517,057  $  552,975   $178,606
       Insurance charges.................   181,872     170,736    133,430
       Net investment income.............   312,331     315,059    259,773
       Net realized losses...............  (918,928)    (55,161)   (19,300)
       Gain on reinsurance settlement....        --      32,935         --
       Other.............................     1,101          90         66
                                          ---------  ----------   --------
    Total revenues.......................    93,433   1,016,634    552,575
                                          ---------  ----------   --------
    Benefits and expenses:
       Death and other benefits..........   498,104     445,107    307,277
       Interest credited.................   147,919     143,182    149,644
       Operating costs and expenses......   209,775     274,779    115,752
                                          ---------  ----------   --------
    Total benefits and expenses..........   855,798     863,068    572,673
                                          ---------  ----------   --------
    (Loss) income before income taxes....  (762,365)    153,566    (20,098)
    Income taxes expense (benefit):
       Current...........................  (147,511)    117,845     43,213
       Deferred..........................   173,938     (64,184)   (50,319)
                                          ---------  ----------   --------
    Total income taxes...................    26,427      53,661     (7,106)
                                          ---------  ----------   --------
    Net (loss) income.................... $(788,792) $   99,905   $(12,992)
                                          =========  ==========   ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                                 Year ended December 31
                                                            -------------------------------
                                                                          2007       2006
                                                               2008    (Restated) (Restated)
                                                            ---------  ---------- ----------
                                                                     (In Thousands)
Common stock:
   Balance at beginning and end of year.................... $   3,961   $  3,961   $  3,961
                                                            ---------   --------   --------
Additional paid-in capital:
   Balance at beginning of year............................   527,274    525,077    475,077
   Capital contributions...................................   309,095      2,197     50,000
                                                            ---------   --------   --------
   Balance at end of year..................................   836,369    527,274    525,077
                                                            ---------   --------   --------
Accumulated other comprehensive loss:
   Balance at beginning of year............................   (30,908)    45,116     52,176
   Other comprehensive loss................................   (76,766)   (76,024)    (7,060)
                                                            ---------   --------   --------
   Balance at end of year..................................  (107,674)   (30,908)    45,116
                                                            ---------   --------   --------
Retained earnings (accumulated deficit):
   Balance at beginning of year, as previously reported....   338,077    242,296    305,288
   Add: cumulative effect of accounting change, net of tax.        --     (4,124)        --
                                                            ---------   --------   --------
   Balance at beginning of year, as adjusted...............   338,077    238,172    305,288
   Net (loss) income.......................................  (788,792)    99,905    (12,992)
   Dividends paid..........................................        --         --    (50,000)
                                                            ---------   --------   --------
   Balance at end of year..................................  (450,715)   338,077    242,296
                                                            ---------   --------   --------
Total shareholder's equity................................. $ 281,941   $838,404   $816,450
                                                            =========   ========   ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                                                            Year ended December 31
                                                                                      ---------------------------------
                                                                                                      2007       2006
                                                                                          2008     (Restated) (Restated)
                                                                                      -----------  ---------- ----------
                                                                                                (In Thousands)
Net (loss) income                                                                     $  (788,792) $  99,905   $(12,992)
                                                                                      -----------  ---------   --------
Other comprehensive (loss):
   Net unrealized losses on invested assets arising during the current period........  (1,079,429)  (188,608)   (54,799)
   Deferred income tax benefit on above changes......................................     377,800     66,026     19,422
   Reclassification adjustment for net realized losses included in net (loss) income.     919,094     55,776     18,652
   Deferred income tax expense on above changes......................................    (321,683)   (19,522)    (6,528)
   Adjustment to deferred acquisition costs..........................................      42,234     15,853     24,913
   Deferred income tax expense on above changes......................................     (14,782)    (5,549)    (8,720)
                                                                                      -----------  ---------   --------
   Other comprehensive loss..........................................................     (76,766)   (76,024)    (7,060)
                                                                                      -----------  ---------   --------
Comprehensive (loss) income.......................................................... $  (865,558) $  23,881   $(20,052)
                                                                                      ===========  =========   ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                                Year ended December 31
                                                                                          ---------------------------------
                                                                                                          2007       2006
                                                                                              2008     (Restated) (Restated)
                                                                                          -----------  ---------- ----------
                                                                                                    (In Thousands)
Operating activities
Net (loss) income........................................................................ $  (788,792) $  99,905  $ (12,992)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Change in fixed maturities, trading...................................................       3,797         --         --
   Change in accounts and premiums receivable............................................      12,862     (3,773)    14,605
   Change in future policy benefits and other policy claims..............................    (242,997)  (190,097)  (188,196)
   Interest credited on policyholder contracts...........................................     147,919    143,182    149,644
   Increase in workers' compensation claim reserve, net..................................      31,146     31,486     98,731
   Amortization of policy acquisition costs..............................................       4,413     60,313     42,733
   Policy acquisition costs deferred.....................................................     (37,853)   (64,122)   (59,345)
   Provision for current income tax expense..............................................    (203,057)    43,495     46,634
   Provision for deferred income tax expense.............................................     173,938    (64,554)   (50,719)
   Depreciation and amortization.........................................................      (7,492)    (6,259)    (6,616)
   Change in indebtedness to/from affiliates.............................................      (4,925)      (854)     7,530
   Change in reinsurance balances........................................................       9,030     31,039    (57,249)
   Net realized losses...................................................................     918,928     55,161     19,300
   Other, net............................................................................      24,850    (11,159)    65,250
                                                                                          -----------  ---------  ---------
Net cash provided by operating activities................................................      41,767    123,763     69,310
                                                                                          -----------  ---------  ---------
Investing activities
Purchases of : Fixed maturity and equity securities......................................    (352,233)  (775,480)  (604,549)
       Mortgages.........................................................................     (13,435)   (55,638)  (160,480)
       Other investments.................................................................    (817,733)  (864,070)  (478,302)
Sales of : Fixed maturity and equity securities..........................................     264,889    442,951    466,384
       Mortgages.........................................................................      11,471     32,611     11,418
       Other investments.................................................................     740,237    725,942    456,017
Redemptions and maturities of fixed maturity and equity securities.......................     118,992    154,830    129,534
Change in securities lending collateral..................................................     972,941   (651,572)  (217,399)
                                                                                          -----------  ---------  ---------
Net cash provided by (used in) investing activities......................................     925,129   (990,426)  (397,377)
                                                                                          -----------  ---------  ---------
Financing activities.....................................................................
Policyholders' contract deposits.........................................................     201,432    237,635    283,329
Policyholders' contract withdrawals......................................................    (107,545)  (139,121)  (174,820)
Change in securities lending payable.....................................................  (1,362,370)   758,164    217,399
Dividends paid...........................................................................          --         --    (50,000)
Capital contributions from parent........................................................     309,095      2,197     50,000
                                                                                          -----------  ---------  ---------
Net cash (used in) provided by financing activities......................................    (959,388)   858,875    325,908
                                                                                          -----------  ---------  ---------
Increase (decrease) in cash..............................................................       7,508     (7,788)    (2,159)
Cash at beginning of year................................................................       6,384     14,172     16,331
                                                                                          -----------  ---------  ---------
Cash at end of year...................................................................... $    13,892  $   6,384  $  14,172
                                                                                          ===========  =========  =========

See accompanying notes to financial statements

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the
"Company") is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by ceding it to subsidiaries of the AEGON group through a 100% indemnity coinsurance agreement (see Note 9).

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial conditions of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 18 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

As described in Note 18 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all AIG's restructuring and separation activities. This is due to the significant scale of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

       The United States Life Insurance Company in the City of New York

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility (the "Credit Facility"), established for the sole benefit of the United States Treasury, which has been amended and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Credit Facility , on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The Credit Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury (the "Treasury Department") pursuant to which, among other things, AIG issued and sold to the Treasury Department, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the Credit Facility and, in connection therewith, the maximum commitment amount under the Credit Facility was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the New York Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the New York Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program (the "Securities Lending Program"). In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $17.6 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the New York Fed whereby the New York Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, the U.S. housing market deterioration, and the AIG Events created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets.

2.2 Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department ("NYSID"). There were no material permitted practices utilized by the Company in 2008, 2007 or 2006.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset valuation and interest maintenance reserves are established using prescribed formulas.

       The United States Life Insurance Company in the City of New York

2.2 Statutory Financial Information; Dividend Paying Capability (continued)

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                  2008      2007     2006
                                               ---------  -------- --------
                                                      (In Thousands)
    Statutory net (loss) income for the year.. $(642,886) $ 69,398 $ 57,714
    Statutory capital and surplus at year-end. $ 251,378  $459,510 $390,062

The Company's net loss for the year was due in large part to realized capital losses in the Securities Lending Program, which were largely offset by capital contributions from AIG (see Note 6). These losses and capital contributions were treated consistently for GAAP and statutory reporting.

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year. The Company is restricted by state insurance laws as to the amounts it may pay as dividends without prior approval from its respective state insurance departments. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent given its negative unassigned surplus.

Within these limitations, there are no restrictions placed on the portion of Company surplus as regards policyholders that may be paid as ordinary dividends to stockholders in 2009. Dividends are paid as determined by the Company's Board of Directors and are non-cumulative. The Company did not pay any dividends in 2008 or 2007. The Company paid a $50 million dividend in 2006 with the approval of the NYSID.

As of December 31, 2008 and 2007, the Company held fixed maturity securities with a carrying value of $411 million and $408 million, respectively, to satisfy the requirements of various state insurance departments.

       The United States Life Insurance Company in the City of New York

2.2 Statutory Financial Information; Dividend Paying Capability (continued)

In 2004, the Company recorded a pre-tax charge of $379 million with respect to the Superior National reinsurance agreement. In 2005, as a result of subsequent discussions with the NYSID, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement. Respectful of the NYSID position, the Company established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, as of December 31, 2005. In 2006, the Company recorded a pre-tax gain of $29 million as a result of the February 18, 2007 arbitration award. In 2007, the Company recorded a $55 million pre-tax gain driven principally by the resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National reinsurance agreement. In 2008, the Company recorded a $29 million loss, driven principally by the accretion of interest on liabilities subject to an on-going appeal with Superior National. As of December 31, 2008, the inception-to-date pre-tax charge recorded by the Company related to the Superior National reinsurance agreement totaled $467 million, which equaled the inception-to-date pre-tax charge recorded in the Company's GAAP financial statements. All amounts in this paragraph are reported prior to the allocation of investment income.

Please refer to Note #10 - Commitments and Contingencies for more information concerning the Superior National reinsurance agreement and related capital requirements.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

       The United States Life Insurance Company in the City of New York

2.4 Investments

Cash and Short-Term Investments

Cash represents cash on hand and non-interest bearing demand deposits. Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II which is carried at fair value under Financial Accounting Standard ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). See Note 6 for discussion on ML II. Unrealized gains and losses on trading securities are reported in net investment income.

The Company evaluates its available for sale, equity method and cost method investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

       The United States Life Insurance Company in the City of New York

2.4 Investments (continued)

Fixed Maturity and Equity Securities (continued)

The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by Financial Accounting Standards Board ("FASB") Staff Position ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans on real estate and collateral, commercial and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

       The United States Life Insurance Company in the City of New York

2.4 Investments (continued)

Mortgage and Other Loans Receivable (continued)

Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. Other invested assets consist primarily of other investments not classified elsewhere herein.

Securities Lending Invested Collateral and Securities Lending Payable

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statement of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

As of December 31, 2007, securities subject to securities lending agreements had a fair value of $1.3 billion, and were included in fixed maturity securities available for sale at that date.

       The United States Life Insurance Company in the City of New York

2.4 Investments (continued)

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see Note 4). The Company carries all derivatives at fair value in the balance sheet. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the statement of income (loss).

2.5 Assets and Liabilities Related to Separate Accounts

Assets and liabilities related to separate accounts represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statement of income (loss).

2.6 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in accumulated other comprehensive income within shareholder's equity.

For group contracts, the DAC is amortized in relation to the expected revenue over the rate guarantee period.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

       The United States Life Insurance Company in the City of New York

2.7 Reserves for Fixed Annuity Contracts

Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with FAS 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to separate accounts, upon receipt.

2.8 Premium Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.6).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.9 Net Investment Income

Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

   . Earnings from partnership investments accounted for under the equity method.

2.10 Net Realized Investment Gains and Losses

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

   . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivatives.

   .   Exchange gains and losses resulting from foreign currency transactions.

       The United States Life Insurance Company in the City of New York

2.11 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. These limits were increased from lower amounts on April 11, 2007.

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group long-term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.12 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.83% to 11.25% at December 31, 2008. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance, deferred revenue charges, and as applicable, reserves required by Statement of Position ("SOP") 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". Equity indexed business is reserved according to Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133").

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods: (i) rule of 78, (ii) pro rata or mean of rule of 78 and
(iii) pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open LTD claims are based on Table 95a, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 5.97%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense reserves are most material on LTD claims. These reserves are calculated on a seriatim basis based on values derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 6.24%.

       The United States Life Insurance Company in the City of New York

2.12 Policy and Contract Claim Reserves (continued)

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company (in Liquidation) are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3% discount rate (see Note 10).

2.13 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.14 Participating Policy Contracts

Participating life insurance accounted for approximately 21.0 percent of life insurance in force at December 31, 2008.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.4 million, $3.2 million and $2.7 million in 2008, 2007 and 2006, respectively, and are included in death and other benefits in the statements of income.

2.15 Recently Issued Accounting Standards

The Company adopted the following accounting standards during 2006:

FAS 155

In February 2006, the FASB issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

       The United States Life Insurance Company in the City of New York

2.15 Recently Issued Accounting Standards (continued)

The Company adopted the following accounting standards during 2007:

SOP 05-1

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date.

In the first quarter of 2007, the Company recorded a cumulative effect reduction of $4.1 million, net of tax, to the opening balance of retained earnings on the date of adoption of SOP 05-1. This adoption reflected changes in unamortized DAC, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements.

FIN 48

In July 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. The Company's implementation did not result in an adjustment to opening retained earnings.

The Company adopted the following accounting standards during 2008:

FAS 157

In September 2006, FASB issued Statement of Financial Accounting Standard
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date.
FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's financial condition or results of operations as only additional disclosures were required.

       The United States Life Insurance Company in the City of New York

2.15 Recently Issued Accounting Standards (continued)

FAS 159

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159, as such, the adoption of FAS 159 did not have a material effect on the Company's financial condition or results of operations. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

FSP FAS 157-3

In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's financial condition and results of operations were not material.

FSP FAS 140-4 and FIN 46(R)-8

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8. "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" (FSP). The FSP amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The FSP is effective for interim and annual periods ending after December 15, 2008. Adoption of the FSP did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

FSP EITF 99-20-1

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" (FSP EITF 99-20-1). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's financial condition and results of operations were not material.

       The United States Life Insurance Company in the City of New York

2.16 Future Applications of Accounting Standards

FAS 141 (R)

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of this guidance will not have a material effect on the Company's financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FAS 160

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities (revised September
2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and provides for how noncontrolling interests should be presented in the consolidated statement of income. The non-controlling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company's adoption of FAS 160 will have no effect on its financial statements.

FAS 161

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's financial condition, results of operations or cash flows.

       The United States Life Insurance Company in the City of New York

2.16 Future Applications of Accounting Standards (continued)

FAS 162

In May 2008, the FASB issued Statement of Financial Accounting Standard No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's financial condition, results of operations or cash flows.

FSP FAS 140-3

In February 2008, the FASB issued FASB Staff Position No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The Company is currently assessing the effect that adopting FSP FAS 140-3 will have on its financial statements but does not believe the effect will be material.

FSP FAS 141(R)-1

In April 2009, the FASB issued FASB Staff Position No. FAS 141(R)-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies" ("FSP FAS 141(R)-1"). FSP FAS 141(R)-1 amends and clarifies FAS 141(R) to address issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. This FSP is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance will not have a material effect on the Company's financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FSP FAS 157-4

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when there is no active market or where the price inputs being used represent distressed sales. FSP FAS 157-4 reaffirms what FAS 157 states is the objective of fair value measurement, which is to reflect the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the date of the financial statements under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt FSP FAS 157-4 in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

       The United States Life Insurance Company in the City of New York

2.16 Future Applications of Accounting Standards (continued)

FSP FAS 115-2 and FAS 124-2

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP"). The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FSP is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The FSP also requires increased and more timely disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt the FSP in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

       The United States Life Insurance Company in the City of New York

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                        2007       2006
                                             2008    (Restated) (Restated)
                                           --------  ---------- ----------
                                                   (In Thousands)
     Investment income:
        Fixed maturities.................. $264,703   $219,676   $216,012
        Equity securities.................      890      1,354      1,028
        Mortgage loans on real estate.....   22,090     24,369     16,426
        Policy loans......................   13,264     13,230     13,049
        Other long-term investments.......   (3,292)     4,353      5,744
        Short-term investments............    2,742      2,898      1,430
        Investment income from affiliates.    7,313      6,918      7,417
        Securities lending................    7,330        930        761
        Interest on reinsurance recapture.       --     43,751         --
                                           --------   --------   --------
     Gross investment income..............  315,040    317,479    261,867
     Investment expenses..................    2,709      2,420      2,094
                                           --------   --------   --------
     Net investment income................ $312,331   $315,059   $259,773
                                           ========   ========   ========

3.2 Investment Gains and Losses

The net realized (losses) by type of investment are summarized below:

                                                       2007       2006
                                            2008    (Restated) (Restated)
                                         ---------  ---------- ----------
                                                  (In Thousands)
      Realized (losses) on investments:
      Fixed maturities:
         Gross gains.................... $  93,301   $  6,458   $  4,879
         Gross losses...................  (633,096)   (40,568)   (24,427)
                                         ---------   --------   --------
      Total fixed maturities............  (539,795)   (34,110)   (19,548)
      Other investments.................   (23,987)    (2,170)       248
      Securities lending collateral.....  (355,146)   (18,881)        --
                                         ---------   --------   --------
      Net realized investment (losses).. $(918,928)  $(55,161)  $(19,300)
                                         =========   ========   ========

During 2008, 2007 and 2006, the Company's realized losses included write-downs of $513.0 million, $31.8 million and $14.5 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2008, the Company's realized losses included write-downs of $318.2 million and $393 thousand, respectively, related to other than temporary declines in securities lending and other long term investments compared to $16.7 million and $489 thousand in 2007. There were no write-downs related to other than temporary declines in securities lending or other long term investments in 2006.

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses (continued)

The following table summarizes the gross unrealized losses and fair value on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2008 and 2007, respectively:

                                 Less than 12 Months    12 Months or More           Total
                                --------------------- --------------------- ---------------------
                                           Unrealized            Unrealized            Unrealized
                                Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
(In Thousands)                  ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2008
   Fixed Maturities............ $1,153,885  $180,649   $672,716   $127,697  $1,826,601  $308,346
   Equity Securities...........      5,660       286         --         --       5,660       286
   Other Long Term Investments.         --        --      1,068         49       1,068        49
                                ----------  --------   --------   --------  ----------  --------
   Total....................... $1,159,545  $180,935   $673,784   $127,746  $1,833,329  $308,681
                                ==========  ========   ========   ========  ==========  ========

                                 Less than 12 Months    12 Months or More           Total
                                --------------------- --------------------- ---------------------
                                           Unrealized            Unrealized            Unrealized
(In Thousands)                  Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
(Restated)                      ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2007
Fixed Maturities............... $1,233,722  $ 34,250   $760,586   $ 42,179  $1,994,308  $ 76,429
Other Long Term Investments....         --        --      1,367        393       1,367       393
Securities lending collateral..    898,738    81,730     77,254      8,259     975,992    89,989
                                ----------  --------   --------   --------  ----------  --------
Total.......................... $2,132,460  $115,980   $839,207   $ 50,831  $2,971,667  $166,811
                                ==========  ========   ========   ========  ==========  ========

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2008, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2008 and 2007 were as follows:

                                                    Gross      Gross    Estimated
                                      Cost or     Unrealized Unrealized   Fair
                                   Amortized Cost    Gain       Loss      Value
                                   -------------- ---------- ---------- ----------
                                                   (In Thousands)
December 31, 2008
Fixed maturity securities:
   Corporate securities:
       Investment-grade...........   $2,472,143    $ 76,391  $(224,570) $2,323,964
       Below investment-grade.....      192,608         857     (8,736)    184,729
   Mortgage-backed securities*....      840,456      20,794    (73,937)    787,313
   U.S. government obligations....       24,600       6,411       (112)     30,899
   Foreign governments............       19,432       2,609       (133)     21,908
   State and political
     subdivisions.................       25,694         127       (858)     24,963
                                     ----------    --------  ---------  ----------
Total fixed maturity securities...   $3,574,933    $107,189  $(308,346) $3,373,776
                                     ==========    ========  =========  ==========
Equity securities.................   $    8,557    $    128  $    (286) $    8,399
                                     ==========    ========  =========  ==========
Securities lending collateral.....   $       --    $     --  $      --  $       --
                                     ==========    ========  =========  ==========

                                                    Gross      Gross    Estimated
                                      Cost or     Unrealized Unrealized   Fair
                                   Amortized Cost    Gain       Loss      Value
                                   -------------- ---------- ---------- ----------
                                                   (In Thousands)
December 31, 2007 (Restated)
Fixed maturity securities:
   Corporate securities:
       Investment-grade...........   $2,640,755    $ 97,905  $ (29,918) $2,708,742
       Below investment-grade.....      352,439       6,443     (4,188)    354,694
   Mortgage-backed securities*....    1,083,101      12,623    (42,316)  1,053,408
   U.S. government obligations....       24,722       3,227         --      27,949
   Foreign governments............       29,970       2,399         (6)     32,363
   State and political
     subdivisions.................       25,890       2,077         --      27,967
                                     ----------    --------  ---------  ----------
Total fixed maturity securities...   $4,156,877    $124,674  $ (76,428) $4,205,123
                                     ==========    ========  =========  ==========
Equity securities.................   $   11,068    $    813  $      --  $   11,881
                                     ==========    ========  =========  ==========
Securities lending collateral.....   $1,345,686    $     81  $ (89,989) $1,255,778
                                     ==========    ========  =========  ==========

* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2008 and 2007.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2008 were as follows:

                                                            2008
                                                    ---------------------
                                                    Amortized    Market
                                                      Cost       Value
                                                    ---------- ----------
                                                       (In Thousands)
      Fixed maturity securities, excluding
        mortgage-backed securities:
         Due in one year or less................... $   86,035 $   86,069
         Due after one year through five years.....    706,087    694,615
         Due after five years through ten years....  1,098,746    991,327
         Due after ten years.......................    843,609    814,451
      Mortgage-backed securities...................    840,456    787,314
                                                    ---------- ----------
      Total fixed maturity securities.............. $3,574,933 $3,373,776
                                                    ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $390 million, $508 million and $523 million during 2008, 2007 and 2006, respectively.

See Note 6 for information on events and transactions related to the Company's participation in AIG US's Securities Lending Program.

3.4 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

3.5 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2008, other than the Senior Notes from AIG Life Holdings ("AIGLH"), formerly American General Corporation, of $122 million as reported in Note 13.

       The United States Life Insurance Company in the City of New York

4. Derivative Financial Instruments

4.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate swaps, currency swaps and S&P 500 index options as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                    Economically Hedged Item
---------------------                    ------------------------
Interest rate and currency swaps         Private placement bonds
S&P 500 index, Dow Jones EURO STOXX 50,  Equity-indexed policy liabilities on
  Nikkei 225 Index and Hang Seng Index     certain universal life and annuity
  options                                  policies

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded S&P 500 Index, options derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

4.2 Risks Inherent in the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

4.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of seven to eight years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                   2007
                                                         2008   (Restated)
                                                        ------- ----------
                                                          (In Thousands)
     Interest rate swap agreements:
        Notional amount................................ $    --  $28,000
        Fair value.....................................      --      120

     Currency swap agreements:
        Notional amount................................ $15,000  $15,000
        Fair value.....................................     899   (1,479)

       The United States Life Insurance Company in the City of New York

4.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                       2008           2007
                                                  -------------- --------------
                                                           Fair           Fair
                                                  Notional Value Notional Value
                                                  -------- ----- -------- -----
                                                         (In Thousands)
Calls:
   One-year (or less) contracts..................  $1,645   $4     $--     $--

5. Fair Value Measurements

Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value.

Fair Value Measurements on a Recurring Basis

The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, separate account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most variable account assets and most mutual funds.

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities ("ABS"), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, structured credit products, certain derivative contracts, policyholders' contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

Incorporation of Credit Risk in Fair Value Measurements

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

The following is a description of the valuation methodologies used for instruments carried at fair value:

Fixed Maturity Securities -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II

At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

Valuation Sensitivity: The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The benchmark London InterBank Offered Rates ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

Maiden Lane II (continued)

Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                                                    Fair Value Change
                                                    -----------------
                                                     (In Thousands)
           Discount Rates
           200 basis points........................     $ (1,537)
           400 basis points........................       (2,887)

           Estimated Future Cash Flows
           10% decrease............................     $ (5,559)
           20% decrease............................      (10,478)

The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets -- Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are recorded at fair value, which is based on quoted market prices or internally developed models, consistent with the methodology for other fixed maturity securities. The Company discontinued its securities lending activities on December 12, 2008.

Non-Traded Equity Investments -- Other Invested Assets

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

Private Limited Partnership and Hedge Fund Investments -- Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair measurement.

Separate and Variable Account Assets and Liabilities

Separate and variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

Policyholders' Contract Deposits

Policyholders' contract deposits accounted for at fair value beginning January 1, 2008 are measured using an income approach by taking into consideration the following factors:

   .   Current policyholder account values and related surrender charges;

   . The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and

   . A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.

The change in fair value of these policyholders' contract deposits is recorded as policyholders' benefits in the statement of income (loss).

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                               Total Fair Value
                                                   Level 1  Level 2   Level 3  December 31, 2008
                                                   ------- ---------- -------- -----------------
                                                                  (In Thousands)
Assets:
Fixed maturity securities, available for sale..... $   --  $3,072,174 $301,602    $3,373,776
Fixed maturity securities trading.................     --          --   13,803        13,803
Equity securities, available for sale.............  2,703       4,851      833         8,387
Partnerships and other invested assets............     --       4,539    4,199         8,738
Short-term investments............................     --      60,570       --        60,570
Derivative assets.................................      4       1,859       --         1,863
Assets held in separate accounts..................  2,154          --       --         2,154
                                                   ------  ---------- --------    ----------
   Total.......................................... $4,861  $3,143,993 $320,437    $3,469,291
                                                   ======  ========== ========    ==========
Liabilities:
Policyholder contract deposits.................... $   --  $       -- $  1,135    $    1,135
Derivative liabilities............................      1          --       --             1
                                                   ------  ---------- --------    ----------
   Total.......................................... $    1  $       -- $  1,135    $    1,136
                                                   ======  ========== ========    ==========

At December 31, 2008, Level 3 assets totaled $320.4 million, representing 6.04 percent of total assets, and Level 3 liabilities totaled $1.1 million, representing .02 percent of total liabilities.

       The United States Life Insurance Company in the City of New York

Assets and Liabilities Measured at Fair Value on a Recurring Basis (continued)

The following tables present changes during the twelve month period ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets and liabilities that remained on the balance sheet at December 31, 2008:


                                                  Net
                                                Realized
                                                  and
                                               Unrealized    Accumulated    Purchases,
                                  Balance at Gains (Losses)     Other     Sales Issuances               Balance at
                                  January 1,  included in   Comprehensive       and       Transfers In December 31,
                                     2008        Income     Income (Loss)   Settlements      (Out)         2008
                                  ---------- -------------- ------------- --------------- ------------ ------------
                                                                           (In Thousands)
Assets:
Fixed maturity securities,
  available for sale.............  $297,970    $ (87,901)      $(2,893)      $ (37,193)     $131,619     $301,602
Fixed maturity securities
  trading........................        --       (3,797)           --          17,600            --       13,803
Equity securities, available for
  sale...........................       650           (4)       (1,137)           (750)        2,074          833
Securities lending collateral....   191,204     (113,471)       30,364        (220,936)      112,839           --
Partnerships and other invested
  assets.........................     5,328         (529)          148            (748)           --        4,199
                                   --------    ---------       -------       ---------      --------     --------
   Total.........................  $495,152    $(205,702)      $26,482       $(242,027)     $246,532     $320,437
                                   ========    =========       =======       =========      ========     ========
Liabilities:
Policyholder contract deposits...  $    430    $     580       $    --       $     125      $     --     $  1,135
                                   --------    ---------       -------       ---------      --------     --------
   Total.........................  $    430    $     580       $    --       $     125      $     --     $  1,135
                                   ========    =========       =======       =========      ========     ========

                                    Changes in
                                    Unrealized
                                  Gains (Losses)
                                        on
                                   Instruments
                                     Held at
                                   December 31,
                                       2008
                                  --------------

Assets:
Fixed maturity securities,
  available for sale.............    $    --
Fixed maturity securities
  trading........................     (3,797)
Equity securities, available for
  sale...........................         --
Securities lending collateral....         --
Partnerships and other invested
  assets.........................         --
                                     -------
   Total.........................    $(3,797)
                                     =======
Liabilities:
Policyholder contract deposits...    $    --
                                     -------
   Total.........................    $    --
                                     =======

(a)Net realized and unrealized gains and losses shown above are reported in the statement of income (loss) primarily as follows:

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Changes in the fair value of assets held in variable accounts are completely offset in the statement of income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

Fair Value Measured on a Non-Recurring Basis

The Company would measure the fair value of certain assets (not already carried at fair value) on a non-recurring basis, generally quarterly, annually, if events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments and collateral securing foreclosed loans and real estate and other fixed assets. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

       The United States Life Insurance Company in the City of New York

Fair Value Measured on a Non-Recurring Basis (continued)


   . Cost and Equity-Method Investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

   .   Collateral Securing Foreclosed Loans and Real Estate and Other Fixed
       Assets: When the Company takes collateral in connection with foreclosed loans, the Company generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself.

See Notes herein for additional information about how the Company tests various assets classes for impairment.

The Company did not record any impairment charges for the year ended December 31, 2008 on the above assets and accordingly, these assets are not measured at fair value on a non-recurring basis as of December 31, 2008.

Fair Value Option

FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $3.8 million in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

Cash and Short-Term Investments

Carrying value is considered to be a reasonable estimate of fair value.

Mortgage and Other Loans Receivable

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair value of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

       The United States Life Insurance Company in the City of New York

Fair Value Information about Financial Instruments Not Measured at Fair Value (continued)

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature. The Company discontinued its securities lending activities on December 12, 2008.

The following table presents the carrying value and estimated fair value of the Company's financial instruments as required by FAS 107.

                                                                             2008
                                                                     ---------------------
                                                                       Fair      Carrying
                                                                       Value      Amount
                                                                     ---------- ----------
                                                                        (In Thousands)
Assets:
   Cash............................................................. $   13,892 $   13,892
   Mortgage and other loans receivable..............................    372,442    368,438
   Short-term investments...........................................     65,975     65,975
Liabilities:
   Policyholder contract deposits associated with investment-type contracts...................................................... $  358,323 $  326,817

                                                                             2007
                                                                     ---------------------
                                                                       Fair      Carrying
                                                                       Value      Value
                                                                     ---------- ----------
                                                                        (In Thousands)
Assets:
   Fixed maturity and equity securities............................. $4,217,000 $4,217,000
   Mortgage and other loans receivable..............................    364,584    368,180
   Policy Loans.....................................................    230,311    202,061
   Other long term investments......................................     23,514     23,514
   Security lending collateral......................................  1,255,778  1,255,778
   Short-term investments...........................................     49,609     49,609
   Notes receivable - affiliates....................................    139,381    139,381
   Assets held in separate accounts.................................      4,198      4,198
Liabilities:
   Policyholder contract deposits associated with investment-type contracts...................................................... $  478,725 $  430,093
   Securities lending payable.......................................  1,362,370  1,362,370
   Liabilities held in separate accounts                                  4,198      4,198

6. Securities Lending Program

The Company and certain other domestic insurance subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

       The United States Life Insurance Company in the City of New York

Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the New York Fed (the "Fed Securities Lending Agreement") pursuant to which the New York Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed.

       The United States Life Insurance Company in the City of New York

Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the New York Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the New York Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with FAS 140. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159 because this interest would otherwise meet the requirement of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported on the balance sheet in fixed maturity securities, trading with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12,
2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

       The United States Life Insurance Company in the City of New York

As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

                                                                                      (In Thousands)
                                                                                      --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II.................................   $ (38,422)
   Net realized gains (losses) on all other asset sales..............................     (38,416)
   Realized losses due to other-than-temporary declines in value.....................    (318,166)
                                                                                        ---------
       Total.........................................................................   $(395,004)
                                                                                        =========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities...................................................   $ (15,702)
   Forward purchase commitments......................................................     (19,699)
                                                                                        ---------
       Total.........................................................................   $ (35,401)
                                                                                        =========
Capital contributions funded to the collateral account by AIG:
   Pursuant to the Make-whole Agreement..............................................   $  91,735
   AIG advances from the Fed Facility................................................     199,760
   Additional contribution...........................................................      17,600
                                                                                        ---------
       Total.........................................................................   $ 309,095
                                                                                        =========
Cash call funded to the collateral account by the Company............................   $ 124,351
                                                                                        =========
At December 31, 2008:
   Interest in ML II reported in fixed maturity securities, trading..................   $  13,803
                                                                                        =========
   Undistributed Securities Lending Program assets, in short term invested assets....   $   3,851
                                                                                        =========
   Receivable from affiliated Agent, in amounts due from related parties.............   $   3,367
                                                                                        =========

In conjunction with the Securities Lending Program, the Company had a small number of securities subject to lending agreements with AIG International Inc., a subsidiary of AIG. All such loans were closed on or prior to December 12, 2008 in conjunction with the termination of the Securities Lending Program.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

       The United States Life Insurance Company in the City of New York

7. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                                                                              2007       2006
                                                                                                   2008    (Restated) (Restated)
                                                                                                 --------  ---------- ----------
                                                                                                         (In Thousands)
Balance at January 1, as previously reported.................................................... $301,950   $288,632   $247,107
Add: adjustment for the cumulative effect of previous years of applying retrospectively the new
  accounting method for SOP 05-1................................................................       --     (6,344)        --
                                                                                                 --------   --------   --------
Balance at January 1, as adjusted...............................................................  301,950    282,288    247,107
Capitalization..................................................................................   37,853     64,122     59,345
Amortization....................................................................................   (4,413)   (97,619)   (42,733)
Effect of unrealized gains and losses on securities.............................................   42,234     15,853     24,913
Reinsurance transfer............................................................................       --     37,306         --
                                                                                                 --------   --------   --------
Balance at December 31.......................................................................... $377,624   $301,950   $288,632
                                                                                                 ========   ========   ========

8. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2008 and 2007 follows:

                                                             2007
                                                  2008    (Restated)
                                               ---------- ----------
                                                  (In Thousands)
            Policyholders' contract deposits:
            Annuities......................... $  310,129 $  330,879
            Universal life....................  1,767,710  1,740,556
            Other contract deposits...........     23,617     27,182
                                               ---------- ----------
                                               $2,101,456 $2,098,617
                                               ========== ==========

                                                             2007
                                                  2008    (Restated)
                                               ---------- ----------
                                                  (In Thousands)
            Future policy benefits:
            Ordinary life..................... $  670,146 $  651,266
            Group life........................    101,184    102,196
            Payout annuities..................    168,962    178,556
            Accident and health...............    679,126    689,937
                                               ---------- ----------
                                               $1,619,418 $1,621,955
                                               ========== ==========

(a)The liability for policyholders' contract deposits has been established based on the following assumptions:

    (i)Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 7.0%. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8% grading to zero over a period of 8 years.

   (ii)Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2008 was 5.60%.

       The United States Life Insurance Company in the City of New York

  (iii)The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 1.00% to 5.65% and guarantees ranging from 1.0% to 4.5% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 14.0% of the fund balance and grade to 0% over a period not longer than 20 years.

(b)The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 1.83% to 13.50%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form.

During 2008, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $41.3 million of reserves and $43.6 million of DAC as of December 31, 2008. At December 31, 2007, the amount was approximately $284.2 million of reserves.

9. Reinsurance

On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by executing a letter of intent to enter into a 100% indemnity coinsurance agreement, under which Transamerica Financial Life Insurance Company, a member of the AEGON group, assumed certain specified in-force business as of December 31, 2006. The transaction received the requisite regulatory approvals and closed on March 31, 2007.

The Company retained and serviced all liabilities related to claims arising from losses incurred prior to the December 31, 2006 effective date, and continued to administer the reinsured business for a one-year transition period after closing under transition service and administrative service agreements with the reinsurer.

Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). Effective December 31, 2006, the Company recaptured this credit business from AGAC. The net liabilities transferred from AGAC to the Company totaled $13.6 million.

The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and is amortizing it over a two year period, the average rate guarantee period.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2008 and 2007, these assets and the related reserves totaled approximately $105.9 million and $75.7 million, respectively.

       The United States Life Insurance Company in the City of New York

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2008 and 2007 was a pre-tax expense of approximately $4.8 million and $3.8 million, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2008, 2007 and 2006 is presented below:

                                                                                 Percentage of
                                                                                    Amount
                                                                                  Assumed to
December 31, 2008                 Gross         Ceded      Assumed      Net           Net
-----------------              ------------ -------------  -------  ------------ -------------
(In Thousands)
Life Insurance in Force....... $133,476,934 $ (26,273,186) $    --  $107,203,748      0.0%
                               ============ =============  =======  ============
Premiums:
   Life....................... $    292,199 $    (122,407) $    --  $    169,792      0.0%
   Accident and Health........      356,327       (13,163)  (2,388)      340,776     -0.7%
   Annuity....................        6,489            --       --         6,489      0.0%
                               ------------ -------------  -------  ------------
   Total Premiums............. $    655,015 $    (135,570) $(2,388) $    517,057     -0.5%
                               ============ =============  =======  ============

                                                                                 Percentage of
                                                                                    Amount
December 31, 2007                                                                 Assumed to
(Restated)                        Gross         Ceded      Assumed      Net           Net
-----------------              ------------ -------------  -------  ------------ -------------
(In Thousands)
Life Insurance in Force....... $136,563,637 $ (27,763,135) $ 1,180  $108,801,682      0.0%
                               ============ =============  =======  ============
Premiums:
   Life....................... $    299,767 $    (104,679) $  (654) $    194,434     -0.3%
   Accident and Health........      374,515       (27,174)     (43)      347,298      0.0%
   Annuity....................       10,743           (14)     514        11,243      4.6%
                               ------------ -------------  -------  ------------
   Total Premiums............. $    685,025 $    (131,867) $  (183) $    552,975      0.0%
                               ============ =============  =======  ============

                                                                                 Percentage of
                                                                                    Amount
December 31, 2006                                                                 Assumed to
(Restated)                        Gross         Ceded      Assumed      Net           Net
-----------------              ------------ -------------  -------  ------------ -------------
(In Thousands)
Life Insurance in Force....... $136,386,728 $(104,805,943) $ 3,724  $ 31,584,509      0.0%
                               ============ =============  =======  ============
Premiums:
   Life....................... $    315,962 $    (206,360) $   (14) $    109,588      0.0%
   Accident and Health........      418,205      (364,336)      (1)       53,868      0.0%
   Annuity....................       15,215           449     (514)       15,150     -3.4%
                               ------------ -------------  -------  ------------
   Total Premiums............. $    749,382 $    (570,247) $  (529) $    178,606     -0.3%
                               ============ =============  =======  ============

       The United States Life Insurance Company in the City of New York

For the years ended December 31, 2008, 2007 and 2006, reinsurance recoveries reduced death and other benefits by $87 million, $113 million and $421 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                              2007       2006
                                                    2008   (Restated) (Restated)
                                                   ------  ---------- ----------
                                                          (In Thousands)
Premium ceded..................................... $1,770    $2,552    $503,807
Benefits ceded....................................     (1)       32     377,137
Commissions and expenses charged..................     --        --     165,487
Reinsurance recoverable - paid losses.............     92        95          64
Reinsurance recoverable - unpaid losses...........  1,256     1,251     824,516
Reinsurance payables..............................     --        --      96,827

10. Commitments and Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2008, the Company had $4.4 million of unfunded commitments.

At December 31, 2008, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition, and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's liability by 10% in each of the three treaty periods.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

       The United States Life Insurance Company in the City of New York

In the December 30, 2004 award, the arbitration panel also scheduled further briefing on whether the panel had continuing jurisdiction to hear and determine in a second phase what amounts are properly payable under the contract. The panel ruled that it had such jurisdiction, and adopted a schedule to resolve the cedents' outstanding request for payment.

On December 6, 2006, the panel issued an award entitled "Phase II Interim Award," which adjudicated the Company's claim to disallow certain portions of the Cedents' reinsurance billing and required further submissions on the rate of interest to be applied. On February 1, 2007, the panel issued another award entitled "Phase II Interim Final Award" to address the rate of interest issue. Finally, the panel issued on February 18, 2007 a third award entitled "Phase II Final Arbitration Award" summarizing all of the relief granted in the prior two Phase II awards.

On February 5, 2007, the Company filed a Petition to Vacate (and supporting papers) in the United States District Court for the Central District of California seeking to vacate the Phase II awards as well as the December 30, 2004 Final Interim Award issued in the Phase I proceeding. The cedents filed their own separate petition to confirm the results of Phase II. By order dated June 25, 2007, the court denied the Company's petition to vacate and granted cedents' petition to confirm, and on the same date entered judgment against the Company upon the confirmed award in the amount of $443.5 million, which represents the liability to the Company for billings received through February 2007 plus accrued interest.

The Company filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit from the lower court's June 25, 2007 order and judgment, and posted a $600 million supersedeas bond to obtain a stay of execution of judgment while the Company pursued an appeal to the Ninth Circuit. The Ninth Circuit heard oral argument on November 19, 2008 and the parties are awaiting the court's decision.

AIG Life Holdings (US), Inc. (formerly American General Corporation) has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Department of Insurance to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. AIG Life Holdings
(US), Inc. (formerly American General Corporation) will continue to make capital contributions as required.

As a result of the Phase II ruling, and other related matters, the net effect on 2006 pre-tax earnings was a $123 million charge, prior to allocated investment income.

In 2007, the Company recorded a $55 million pre-tax gain, prior to allocated investment income, related to the Superior National treaty, driven principally by the Company's resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National treaty. The pre-tax gain included an increase in assumed reserves of $25 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the third quarter of 2007.

In 2008, the Company recorded a $29 million pre-tax loss, prior to allocated investment income, related to the Superior National treaty, driven principally by the accretion of interest and present-value discount. The pre-tax loss included an increase in assumed reserves of $1 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the first quarter of 2009.

As of December 31, 2008, the Company recorded a liability of $662 million, which represents an increase of $29 million over the December 31, 2007 recorded liability of $633 million.

       The United States Life Insurance Company in the City of New York

Amounts recorded for ultimate losses under the Superior National treaty represent management's estimate as of December 31, 2008, assuming the legal steps noted above are wholly or mainly unsuccessful.

Other Lawsuits and Proceedings

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

11. Shareholder's Equity

The Company did not pay any dividends in 2008 or 2007. The Company paid a $50 million dividend in 2006 with the approval of the NYSID.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                               2007       2006
                                                     2008   (Restated) (Restated)
                                                   -------- ---------- ----------
                                                           (In Thousands)
Cash from Parent.................................. $     --   $   --    $50,000
Contributions related to Securities Lending
  Program (see note 6)............................  309,095    2,197         --
                                                   --------   ------    -------
       Total Capital Contributions................ $309,095   $2,197    $50,000
                                                   ========   ======    =======

       The United States Life Insurance Company in the City of New York

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                         2007       2006
                                                              2008    (Restated) (Restated)
                                                           ---------  ---------- ----------
                                                                    (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 107,317   $125,487   $131,632
   Gross unrealized losses................................  (308,632)   (76,428)   (38,815)
Net unrealized gains (losses) on other invested assets....       346    (89,692)      (618)
Adjustments to DAC........................................    35,316     (6,918)   (22,771)
Deferred federal and state income tax benefit (expense)...    57,979     16,643    (24,312)
                                                           ---------   --------   --------
Accumulated other comprehensive (loss) income............. $(107,674)  $(30,908)  $ 45,116
                                                           =========   ========   ========

As discussed in Note 2.2, the Company is restricted by state insurance laws as to the amounts it may pay as dividends without prior approval from its respective state insurance departments. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent given its negative unassigned surplus.

Generally, the net assets of the Company available for transfer to the Parent is limited to the amount that the Company's net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the lesser of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

12. Federal Income Taxes

12.1 Tax Assets

Income tax receivables (liabilities) were as follows:

                                                    December 31
                                                ------------------
                                                            2007
                                                  2008   (Restated)
                                                -------- ----------
                                                  (In Thousands)
            Current tax receivable (liability). $  7,627  $(59,149)
            Deferred tax receivable............  168,042   159,851
                                                --------  --------
            Income taxes receivable............ $175,669  $100,702
                                                ========  ========

       The United States Life Insurance Company in the City of New York

12.1 Tax Assets (continued)

Components of deferred tax assets and liabilities at December 31 were as follows:

                                                                                      2007
                                                                           2008    (Restated)
                                                                        ---------  ----------
                                                                           (In Thousands)
Deferred tax assets applicable to:
Policy reserves........................................................ $ 148,374   $200,541
Net unrealized losses on debt and equity securities available for sale.    63,297     16,697
Excess capital losses..................................................   136,282         --
Basis differential of investments......................................   190,226     12,418
                                                                        ---------   --------
Total deferred tax assets before valuation allowance...................   538,179    229,656
Valuation allowance....................................................  (293,325)        --
                                                                        ---------   --------
Net deferred tax assets after valuation allowance......................   244,854    229,656
                                                                        ---------   --------
Deferred tax liabilities applicable to:................................
Deferred acquisition costs.............................................   (69,726)   (62,012)
Other..................................................................    (7,086)    (7,793)
                                                                        ---------   --------
Total deferred tax liabilities.........................................   (76,812)   (69,805)
                                                                        ---------   --------
Net deferred tax assets................................................ $ 168,042   $159,851
                                                                        =========   ========

On July 13, 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the provisions of FIN 48 on January 1, 2007. On the date of adoption, the Company did not record any adjustment for uncertain tax liabilities.

12.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                      2007       2006
                                           2008    (Restated) (Restated)
                                        ---------  ---------- ----------
                                                 (In Thousands)
        Current tax (benefit) expense.. $(147,511)  $117,845   $ 43,213
        Deferred tax expense (benefit).   173,938    (64,184)   (50,319)
                                        ---------   --------   --------
        Income tax expense (benefit)... $  26,427   $ 53,661   $ (7,106)
                                        =========   ========   ========

       The United States Life Insurance Company in the City of New York

12.2 Tax Expense (continued)

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statements is presented below.

                                                              2007       2006
                                                   2008    (Restated) (Restated)
                                                ---------  ---------- ----------
                                                         (In Thousands)
Income tax at 35% of GAAP pretax (loss) income. $(266,828)  $53,748    $(7,034)
Adjustments related to IRS settlement..........        24       116        (12)
Dividends received deduction...................       (28)      (49)       (67)
Tax-exempt income..............................       (57)     (110)      (110)
Prior year true-ups............................        50         7        101
Valuation allowance............................   293,325        --         --
Other..........................................       (59)      (51)        16
                                                ---------   -------    -------
Income tax expense (benefit)................... $  26,427   $53,661    $(7,106)
                                                =========   =======    =======

12.3 Tax Paid

Income taxes paid (refunded) amounted to approximately $55.5 million, $74.4 million and $(3.4) million in 2008, 2007 and 2006, respectively.

12.4 Tax Sharing Agreement

For the tax year ending December 31, 2008, the Company joined in the filing of a consolidated federal income tax return with AIG. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits, if any, which are not usable by the subsidiary but which are used by other members of the consolidated group.

12.5 Tax Return Examinations

The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the taxable years 2001 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2008 remain subject to examination by major tax jurisdictions.

12.6 Tax Valuation Allowance on Deferred Tax Assets

At December 31, 2008, the Company recorded a net deferred tax asset after valuation allowance of $168.9 million compared to a net deferred tax asset of $160.6 million at December 31, 2007. At December 31, 2008 the Company recorded a deferred tax asset valuation allowance of $293.3 million to reduce net deferred tax assets to an amount the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of American International Group, Inc. and its subsidiaries to generate sufficient future taxable income of the appropriate character within carry forward periods of the jurisdictions in which the net capital losses were incurred.

       The United States Life Insurance Company in the City of New York

12.6 Tax Valuation Allowance on Deferred Tax Assets (continued)

As of December 31, 2008 the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency, and severity of current and cumulative financial reporting realized losses,
(ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses,
(iii) the carry forward periods for the net capital losses, (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

13. Related-Party Transactions

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

On September 15, 2006, the Company acquired a 5.57% Senior Note due September 15, 2011, issued by AIGLH, at a cost of $5 million.

On December 27, 2006, the Company acquired a 5.18% Senior Note due December 27, 2011, issued by AIGLH, at a cost of $117 million.

As of September 28, 2007, AIG Global Real Estate Investment Corp (an affiliate), assumed a commercial mortgage loan in the amount of $7 million. This mortgage loan had previously been unaffiliated.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2008 was approximately $301.

The Company is party to various cost sharing agreements with its affiliates. During 2008, 2007 and 2006, the Company was charged $144.4 million, $123.1 million and $123.1 million, respectively, for expenses incurred by affiliates on its behalf.

The Company's insurance obligations are guaranteed by American Home Assurance Company ("American Home"), an indirect, wholly-owned subsidiary of AIG and an affiliate of the Company. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against American Home. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products in each statement of additional information. The Company expects that the American Home guarantee will be terminated in the near future.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.4.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 9.

       The United States Life Insurance Company in the City of New York

14. Variable Interest Entities ("VIE")

FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum
                                               Exposure to Loss
                                               On-Balance Sheet
                                              ------------------
                                   Total VIE    Purchased and
                                    Assets    Retained Interests
                                  ----------- ------------------
                                          (In Thousands)
               December 31, 2008
               Maiden Lane II.... $19,190,000      $13,803

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                              At December 31,
                                                             ------------------
                                                                        2007
                                                              2008   (Restated)
                                                             ------- ----------
                                                                 (In Thousands)
Assets:
   Trading securities (primarily Maiden Lane II, in 2008)... $13,803     --

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 6 for details regarding the terms of the sale of the RMBS to ML II.

       The United States Life Insurance Company in the City of New York

15. Benefit Plans

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company sponsors a defined non-qualified retirement plan for the benefit of Selected Agents, which was frozen to new participants and contributions of existing participants, effective January 1, 2006. Effective August 1, 2007, the Company entered into a Pension Services Agreement with Diversified Investment Advisors ("DIA") to administer the plan. On October 1, 2007, the plan liabilities (approximately $17.8 million) were transferred to DIA. Under this agreement, plan participants can invest in a variety of stock, bond and fixed income mutual funds. As of December 31, 2007 the Company had a liability of $160 thousand related to this plan, which was disbursed in January 2008.

16. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                                                   2007       2006
                                                                         2008   (Restated) (Restated)
                                                                       -------- ---------- ----------
                                                                               (In Thousands)
Balance as of January 1, net of reinsurance recoverable............... $647,271  $461,822   $309,062
Add: Incurred losses related to:
Current year..........................................................  106,804    75,718     12,796
Prior years...........................................................  154,598   101,899    181,791
                                                                       --------  --------   --------
Total incurred losses.................................................  261,402   177,617    194,587
                                                                       --------  --------   --------
Deduct: Paid losses related to:
Current year..........................................................  108,229    19,761     11,607
Prior years...........................................................   93,775   (27,593)    30,220
                                                                       --------  --------   --------
Total paid losses.....................................................  202,004    (7,832)    41,827
                                                                       --------  --------   --------
Balance as of December 31, net of reinsurance recoverable.............  706,669   647,271    461,822
Reinsurance recoverable...............................................    1,840     1,246    140,765
                                                                       --------  --------   --------
Balance as of December 31, gross of reinsurance recoverable........... $708,509  $648,517   $602,587
                                                                       ========  ========   ========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

       The United States Life Insurance Company in the City of New York

17. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                          Year ended
                          December 31   Rent Expense
                          -----------  --------------
                                       (In Thousands)
                           2009.......    $ 3,141
                           2010.......      3,142
                           2011.......      3,144
                           2012.......      3,116
                           2013.......      2,898
                                          -------
                             Total....    $15,441
                                          =======

Net rent expense incurred in 2008, 2007 and 2006 was $2.8 million, $3.3 million and $1.1 million, respectively.

18. Subsequent Events

Capital Contribution from Parent

During February 2009, the Company received a $150 million capital contribution from its immediate parent, AGC Life Insurance Company.

Events Related to AIG

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the New York Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

       The United States Life Insurance Company in the City of New York

Events Related to AIG (continued)

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the New York Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the New York Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

       The United States Life Insurance Company in the City of New York

19. Restatement of Previously Issued Financial Statements

During the annual review of the impact of prior year accounting adjustments on the financial statements, it was determined that the aggregate income and equity misstatements were material enough to require a restatement of the Company's previously issued financial statements. The Company has restated the financial statements as of December 31, 2007 and for the years ended
December 31, 2007 and 2006. Relevant disclosures have been restated in the footnotes affected by the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's financial statements.

Restricted Participating Business

During 2008, the Company wrote off an asset related to participating policies.

Certain states limit the amount of profits from participating policies that can inure to shareholders of the life insurance company. A liability is established to ensure that the profits that will eventually be returned to policyholders through the payment of dividends in later policy years are not reported as current income by the Company.

Several years ago, this liability became an "asset" as a result of the methodology used to allocate profits on the participating business between the policyholders and the shareholders. Because these amounts can not be recovered from the participating policyholders, the liability should have been set at zero rather than accumulating in an asset position. Accordingly, the asset, which was approximately $82 million as of December 31, 2007, was written-off in 2008.

Reserves

The Company adjusted reserves for the following: (1) It was discovered that the credit administrative system (Stone Eagle) was not calculating reserves on certain credit life policies. Additionally, Stone Eagle was calculating reserves on some inactive certificates and (2) a block of Flexible Premium Deferred Annuities on the Company's Vantage system was not on the valuation extract resulting in an understatement of reserves.

Other

Additionally, the Company has included in the restatement adjustments, other items which had been previously identified and corrected but, in aggregate, would not be considered sufficiently material to require restatement.

       The United States Life Insurance Company in the City of New York

A summary of the restatement adjustments and their effect on line items in the financials statements is as follows:

As of and for December 31, 2007:

                                                                      As
                                                                  previously     Total
                                                                   reported   Adjustments As restated
                                                                  ----------  ----------- -----------
                                                                            (In Thousands)
Balance Sheet
   Policy loans.................................................. $  202,061   $    300   $  202,361
   Total investments.............................................  6,116,146        300    6,116,446
   Accounts and premiums receivable..............................    116,630       (800)     115,830
   Deferred acquisition costs....................................    301,750        200      301,950
   Income taxes receivable.......................................    132,176    (31,474)     100,702
   Other assets..................................................     24,793       (300)      24,493
   Total Assets..................................................  7,199,166    (32,074)   7,167,092
   Policyholders' contract deposits..............................  2,095,617      3,000    2,098,617
   Future policy benefits for life and accident and health.......  1,621,755        200    1,621,955
   Other policyholders' funds....................................    219,888     81,700      301,588
   Income taxes payable..........................................     59,149    (59,149)          --
   Reinsurance payable...........................................     44,726      3,700       48,426
   Other liabilities (incl. Minority Interest)...................    133,591    (10,270)     123,321
   Total liabilities.............................................  6,309,507     19,181    6,328,688
   Accumulated other comprehensive income (loss).................    (31,093)       185      (30,908)
   Retained earnings.............................................    389,517    (51,440)     338,077
   Total shareholders' equity....................................    889,659    (51,255)     838,404
   Total liabilities and shareholders' equity....................  7,199,166    (32,074)   7,167,092
Statement of Income (Loss)
   Premiums & other considerations...............................    553,475       (500)     552,975
   Net investment income.........................................    315,074        (15)     315,059
   Net realized investment gains (losses)........................    (54,361)      (800)     (55,161)
   Total revenues................................................  1,017,949     (1,315)   1,016,634
   Death and other benefits......................................    436,307      8,800      445,107
   Operating costs & expenses....................................    275,479       (700)     274,779
   Total benefits & expenses.....................................    854,968      8,100      863,068
   (Loss) income before income tax...............................    162,981     (9,415)     153,566
   Income tax expense (Deferred).................................    (60,889)    (3,295)     (64,184)
   Total income tax..............................................     56,956     (3,295)      53,661
   Net (loss) income.............................................    106,025     (6,120)      99,905
Statement of Shareholder's Equity
   Accumulated other comprehensive income (loss):
   Balance at beginning of year..................................     44,016      1,100       45,116
   Change during year............................................    (75,109)      (915)     (76,024)
   Balance at end of year........................................    (31,093)       185      (30,908)
   Retained earnings:
   Balance at beginning of year..................................    287,616    (45,320)     242,296
   Net (loss) income.............................................    106,025     (6,120)      99,905
   Balance at end of year........................................    389,517    (51,440)     338,077
   Total shareholder's equity....................................    889,659    (51,255)     838,404

       The United States Life Insurance Company in the City of New York

As of and for December 31, 2007:

                                                                 As
                                                             previously    Total
                                                              reported  Adjustments As restated
                                                             ---------- ----------- -----------
                                                                       (In Thousands)
Statement of Cash Flows
   Net Income (loss)........................................ $ 106,025   $ (6,120)   $  99,905
   Change in accounts and premiums receivable...............    (3,573)      (200)      (3,773)
   Change in future policy benefits and other policy claims.  (199,882)     9,785     (190,097)
   Amortization of policy acquisition costs.................    59,713        600       60,313
   Provision for current income tax expense.................        --     43,495       43,495
   Provision for deferred income tax expense................   (60,889)    (3,665)     (64,554)
   Change in indebtedness to/from affiliates................      (654)      (200)        (854)
   Change in reinsurance balances...........................    30,839        200       31,039
   Net (Gain) loss on sale of investments...................    54,361        800       55,161
   Other, net...............................................    35,136    (46,295)     (11,159)
   Net cash used in operating activities....................   125,363     (1,600)     123,763
   Sales of : Other investments.............................   724,342      1,600      725,942
   Net cash used in investing activities....................  (992,026)     1,600     (990,426)

       The United States Life Insurance Company in the City of New York

As of and for year ended December 31, 2006:

                                                                 As
                                                             previously
                                                              reported  Adjustments As restated
                                                             ---------- ----------- -----------
                                                                       (In Thousands)
Statement of Income (Loss)
   Premiums & other considerations.......................... $ 176,806   $  1,800    $ 178,606
   Net realized losses......................................   (18,600)      (700)     (19,300)
   Total revenues...........................................   551,475      1,100      552,575
   Death and other benefits.................................   294,177     13,100      307,277
   Operating costs & expenses...............................   115,892       (140)     115,752
   Total benefits & expenses................................   559,713     12,960      572,673
   (Loss) income before income taxes........................    (8,238)   (11,860)     (20,098)
   Income tax expense (Deferred)............................   (46,168)    (4,151)     (50,319)
   Total income tax.........................................    (2,955)    (4,151)      (7,106)
   Net (loss) income........................................    (5,283)    (7,709)     (12,992)
Statement of Shareholder's Equity
   Accumulated other comprehensive income (loss):
   Balance at beginning of year.............................    50,876      1,300       52,176
   Change during year.......................................    (6,860)      (200)      (7,060)
   Balance at end of year...................................    44,016      1,100       45,116
   Retained earnings (accumulated deficit):
   Balance at beginning of year.............................   342,899    (37,611)     305,288
   Net (loss) income........................................    (5,283)    (7,709)     (12,992)
   Balance at end of year...................................   287,616    (45,320)     242,296
   Total shareholder's equity...............................   860,670    (44,220)     816,450
Statement of Cash Flows
   Net Income...............................................    (5,283)    (7,709)     (12,992)
   Change in accounts and premiums receivable...............    17,505     (2,900)      14,605
   Change in future policy benefits and other policy claims.  (202,396)    14,200     (188,196)
   Amortization of policy acquisition costs.................    43,333       (600)      42,733
   Policy acquisition costs deferred........................   (59,145)      (200)     (59,345)
   Provision for current income tax expense.................        --     46,634       46,634
   Provision for deferred income tax expense................   (46,168)    (4,551)     (50,719)
   Change in indebtedness to/from affiliates................     7,330        200        7,530
   Change in reinsurance balances...........................   (60,749)     3,500      (57,249)
   Net (Gain) loss on sale of investments...................    18,600        700       19,300
   Other, net...............................................   112,334    (47,084)      65,250
   Net cash used in operating activities....................    67,120      2,190       69,310
   Sales of: Other investments..............................   458,207     (2,190)     456,017
   Net cash used in investing activities....................  (395,187)    (2,190)    (397,377)

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                TABLE OF CONTENTS

   Report of Independent Auditors ............................................ 2

   Statements of Admitted Assets ............................................. 3

   Statements of Liabilities, Capital and Surplus ............................ 4

   Statements of Income and Changes in Capital and Surplus ................... 5

   Statements of Cash Flow ................................................... 6

   Notes to Statutory Basis Financial Statements ............................. 7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 29, 2009

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2008 - $13,162,193;
      2007 - $16,075,222) ...................................................................   $13,790,336   $15,843,721
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2008 - $1,278,987; 2007 - $1,556,742) .......................................     2,064,755     3,139,327
      Preferred stocks, primarily at NAIC market value (cost: 2008 - $277,589;
         2007 - $613,732) ...................................................................       255,675       613,732
   Other invested assets, primarily at equity (cost: 2008 - $1,505,810; 2007 - $1,458,240) ..     1,555,659     1,943,313
   Securities lending collateral ............................................................            --       279,774
   Short-term investments, at amortized cost (approximates NAIC market value) ...............       228,165       183,951
   Cash .....................................................................................       848,594       258,078
   Receivable for securities ................................................................         1,711            --
-------------------------------------------------------------------------------------------------------------------------
            Total cash and invested assets ..................................................    18,744,895    22,261,896
-------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued ...........................................................       191,761       213,302
Agents' balances or uncollected premiums:
   Premiums in course of collection .........................................................       704,539       593,808
   Premiums and installments booked but deferred and not yet due ............................       408,671       892,935
   Accrued retrospective premiums ...........................................................     1,556,749     1,237,062
Amounts billed and receivable from high deductible policies .................................        23,162       159,393
Reinsurance recoverable on loss payments ....................................................       645,764       600,573
Funds held by or deposited with reinsurers ..................................................        12,327        11,118
Deposit accounting assets ...................................................................       530,085       751,468
Deposit accounting assets - funds held ......................................................        88,515        98,917
Federal and foreign income taxes recoverable from affiliates ................................       406,899       143,717
Net deferred tax assets .....................................................................       446,613       382,578
Equities in underwriting pools and associations .............................................       717,391     1,211,817
Receivable from parent, subsidiaries and affiliates .........................................       830,717       115,695
Other admitted assets .......................................................................        84,408       182,141
-------------------------------------------------------------------------------------------------------------------------
            Total admitted assets ...........................................................   $25,392,496   $28,856,420
=========================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                    (000's OMITTED EXCEPT SHARE INFORMATION)

---------------------------------------------------------------------------------------------------
As of December 31,                                                            2008          2007
---------------------------------------------------------------------------------------------------
                              Liabilities

Reserves for losses and loss adjustment expenses ......................   $13,268,600   $13,732,102
Unearned premium reserves .............................................     3,928,201     4,475,413
Commissions, premium taxes, and other expenses payable ................       311,636       234,495
Reinsurance payable on paid loss and loss adjustment expenses .........       481,915       263,917
Funds held by company under reinsurance treaties ......................       173,173       236,183
Provision for reinsurance .............................................        95,592       115,844
Ceded reinsurance premiums payable, net of ceding commissions .........       448,515       492,611
Retroactive reinsurance reserves - assumed ............................         6,984        30,486
Retroactive reinsurance reserves - ceded ..............................        (4,907)      (65,309)
Deposit accounting liabilities ........................................       188,303       189,511
Deposit accounting liabilities - funds held ...........................       484,067       695,928
Securities lending payable ............................................            --       304,398
Collateral deposit liability ..........................................       318,127       354,916
Payable to parent, subsidiaries and affiliates ........................        38,999       152,184
Other liabilities .....................................................       240,118       346,784
---------------------------------------------------------------------------------------------------
   Total liabilities ..................................................    19,979,323    21,559,463
---------------------------------------------------------------------------------------------------
                          Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding ............................        25,426        25,426
Capital in excess of par value ........................................     3,739,388     2,941,471
Unassigned surplus ....................................................     1,646,043     4,280,727
Special surplus funds from retroactive reinsurance ....................         2,316        49,333
---------------------------------------------------------------------------------------------------
   Total capital and surplus ..........................................     5,413,173     7,296,957
---------------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus ............................   $25,392,496   $28,856,420
===================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-----------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                2008         2007         2006
-----------------------------------------------------------------------------------------------------------------
                           Statements of Income
                           --------------------

Underwriting income:
   Premiums earned ......................................................   $ 7,393,221   $7,703,016   $7,700,011
-----------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred ......................................................     4,800,023    4,444,636    4,606,481
   Loss adjustment expenses incurred ....................................       742,400      840,801      803,517
   Other underwriting expenses incurred .................................     1,846,019    1,864,547    1,825,815
-----------------------------------------------------------------------------------------------------------------
Total underwriting deductions ...........................................     7,388,442    7,149,984    7,235,813
-----------------------------------------------------------------------------------------------------------------
Net underwriting income .................................................         4,779      553,032      464,198
-----------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned .........................................       912,331    1,019,018      702,426
   Net realized capital gains/(loss) (net of capital gains taxes:
      2008 - ($270,995); 2007 - $29,141; 2006 - $29,092) ................      (671,273)     117,037       61,624
-----------------------------------------------------------------------------------------------------------------
Net investment gain .....................................................       241,058    1,136,055      764,050
-----------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off ...................       (48,507)     (85,724)     (49,762)
Finance and service charges not included in premium .....................        15,008       16,449       14,287
Other income ............................................................       384,065       76,290       49,691
-----------------------------------------------------------------------------------------------------------------
Income after capital gains taxes and before federal income taxes ........       596,403    1,696,102    1,242,464
Federal income tax expense ..............................................       235,238      348,359      263,263
-----------------------------------------------------------------------------------------------------------------
         Net income .....................................................   $   361,165   $1,347,743   $  979,201
=================================================================================================================
                      Changes in Capital and Surplus
                      ------------------------------

Capital and surplus, as of December 31, previous year ...................   $ 7,296,957   $6,211,853   $5,049,651
   Adjustment to beginning surplus ......................................           935      (56,532)      55,538
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1, ...................................     7,297,892    6,155,321    5,105,189
-----------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income ...........................................................       361,165    1,347,743      979,201
   Change in net unrealized capital gains (net of capital gains taxes:
      2008 - ($94,517); 2007 - $131,952; 2006 - $121,173) ...............    (1,194,450)    (103,183)     119,660
   Change in net deferred income tax ....................................       (40,420)     (73,791)     (13,270)
   Change in non-admitted assets ........................................        47,173      184,885      (80,352)
   Change in provision for reinsurance ..................................        20,252       12,980       81,328
   Paid in capital and surplus ..........................................       856,617      161,945           --
   Dividends to stockholder ................,............................    (1,582,633)    (615,000)          --
   Other surplus adjustments ............................................        (6,013)      (1,572)       1,268
   Foreign exchange translation .........................................      (346,410)     227,629       18,829
-----------------------------------------------------------------------------------------------------------------
         Total changes in capital and surplus ...........................    (1,884,719)   1,141,636    1,106,664
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31, .................................   $ 5,413,173   $7,296,957   $6,211,853
=================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                        2008           2007          2006
-------------------------------------------------------------------------------------------------------------
                        Cash From Operations
                        --------------------

Premiums collected, net of reinsurance ............................  $ 6,928,614   $ 7,948,658   $ 6,433,712
Net investment income .............................................      975,968     1,058,334       787,413
Miscellaneous (expense) income ....................................      349,699         7,137        75,317
-------------------------------------------------------------------------------------------------------------
   Sub-total ......................................................    8,254,281     9,014,129     7,296,442
-------------------------------------------------------------------------------------------------------------
Benefit and loss related payments .................................    5,083,511     3,805,525     3,520,205
Commission and other expense paid .................................    2,518,097     2,470,003     2,401,959
Dividends paid to policyholders ...................................          108           123         1,344
Federal and foreign income taxes paid (recovered) .................      190,586       330,784      (438,538)
-------------------------------------------------------------------------------------------------------------
   Net cash provided from operations ..............................      461,979     2,407,694     1,811,472
-------------------------------------------------------------------------------------------------------------
                       Cash From Investments
                      ----------------------

Proceeds from investments sold, matured, or repaid
   Bonds ..........................................................    7,091,835     4,926,616     5,231,792
   Stocks .........................................................    2,999,022     3,450,014     3,211,715
   Other ..........................................................      468,262       269,849     1,646,730
-------------------------------------------------------------------------------------------------------------
      Total proceeds from investments sold, matured, or repaid ....   10,559,119     8,646,479    10,090,237
-------------------------------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds ..........................................................    5,302,577     5,748,239    10,488,316
   Stocks .........................................................    2,918,679     3,296,552     3,180,130
   Other ..........................................................      227,385       772,178       350,752
-------------------------------------------------------------------------------------------------------------
      Total cost of investments acquired ..........................    8,448,641     9,816,969    14,019,198
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities .........    2,110,478    (1,170,490)   (3,928,961)
-------------------------------------------------------------------------------------------------------------
   Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in .......................................      691,898            --     1,326,780
Borrowed funds ....................................................     (304,398)      101,075            --
Dividends to stockholder ..........................................   (1,582,633)     (615,000)           --
Intercompany receivable and payable, net ..........................   (1,798,258)      (26,540)      342,735
Net deposit on deposit-type contracts and other insurance .........       36,501        71,282       262,411
Equities in underwriting pools and associations ...................      507,442      (360,841)     (184,691)
Collateral deposit liability ......................................      (36,789)     (258,127)      107,288
Other .............................................................      548,510        (4,145)      438,392
-------------------------------------------------------------------------------------------------------------
   Net cash (used in) provided from financing activities ..........   (1,937,727)   (1,092,296)    2,292,915
-------------------------------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash ........................           --         3,329           338
   Net change in cash and short-term investments ..................      634,730       148,237       175,764
Cash and short-term investments:
   Beginning of year ..............................................      442,029       293,792       118,028
-------------------------------------------------------------------------------------------------------------
   End of year ....................................................  $ 1,076,759   $   442,029   $   293,792
=============================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
--------------------------------------------------------------------------------
POLICIES
--------

A.   Organization
     ------------

     American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch. The operations for the Company's Canadian branch are included for 2007 and 2006. See Note 5 for additional information on the Canadian Branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

     -------------------------------------------------------------------------------------
     December 31,                                        2008         2007          2006
     --------------------------------------------------------------------------------------
     Net income, NY SAP ...........................  $  361,165   $1,347,743   $   979,201
     State prescribed practices - (deduction):
        Non-tabular discounting ...................     (71,999)     (21,301)      (21,866)
     -------------------------------------------------------------------------------------
     Net income, NAIC SAP .........................  $  289,166   $1,326,442   $   957,335
     =====================================================================================
     Statutory surplus, NY SAP ....................  $5,413,173   $7,296,957   $ 6,211,853
     State prescribed or permitted practices -
        (charge):
        Non-tabular discounting ...................    (327,771)    (255,772)     (234,471)
        Credits for reinsurance ...................    (365,018)    (468,227)     (539,907)
        SSAP 48/SSAP 97 ...........................          --      (30,616)     (535,157)
     -------------------------------------------------------------------------------------
     Statutory surplus, NAIC SAP ..................  $4,720,384   $6,572,958   $ 4,902,318
     =====================================================================================

     In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $28,383. The Company's interest in AIG UK Holdings results from its 11% participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (See Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007 and 2006 reporting periods.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $188,891 and $505,415, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TransRe), as more fully discussed below. The average discount rate for such investments was 11.5% and 21.0% as of December 31, 2008 and 2007, respectively. In 2008, the Company received approval from the Insurance Department of the State of New York to account for its investment in Trans Re based on the equity method in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles (SSAP) No. 97, entitled Investments in SCA Entities, (SSAP 97). Prior to 2008, TransRe was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 30, 32, 43, and INT 06-07.

     For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security. In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment ;

          .    Fundamental credit issues of the issuer;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,556,749 and $1,237,062, respectively, net of non-admitted premium balances of $72,597 and $52,913, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     ---------------------------------------------------------------------------------------------------
     For the years ended December 31,                                      2008       2007       2006
     ---------------------------------------------------------------------------------------------------
     Net written premiums subject to retrospectively rated premiums ..   $648,672   $ 811,018   $684,635
     Percentage of total net written premiums ........................        9.5%       10.6%       8.7%
     ---------------------------------------------------------------------------------------------------

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,613,086 and $3,620,497, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $64,016 and $179,109, respectively, of which $40,854 and $19,716, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,263,861 and $2,014,235, as of December 31, 2008 and 2007,
     respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $263,886 and $285,969, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,263,861 and $2,014,235 as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the Company's non-tabular discount amounted to $327,771 and $255,772, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $25,260 and $24,539, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $141,379 and $137,278, respectively.

     Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The corrections of these adjustments resulted in an after tax statutory credits (charges) of $935, $(56,532) and $55,538 as of January 1, 2008, 2007 and 2006 respectively.

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The impact of these adjustments on policyholder surplus as of January 1, 2008, 2007 and 2006 is as follows:

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2007 ...............................   $7,296,957
Adjustments to beginning Capital and Surplus:
   Asset realization .......................................       (9,156)
   Liability correction ....................................       15,525
   Federal income taxes, net of capital adjustments of
      $58,700 ..............................................       (5,434)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...          935
---------------------------------------------------------------------------
Balance at January 1, 2008, as adjusted ....................   $7,297,892
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2006 ...............................   $6,211,853
Adjustments to beginning Capital and Surplus:
   Federal income taxes ....................................      (79,156)
   Goodwill ................................................        2,146
   Asset admissibility .....................................        5,841
   Expense recognition .....................................       14,637
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...      (56,532)
---------------------------------------------------------------------------
Balance at January 1, 2007, as adjusted ....................   $6,155,321
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2005 ...............................    $5,049,651
Adjustments to beginning Capital and Surplus:
   Asset admissibility .....................................        (3,482)
   Foreign translation adjustment ..........................       102,290
   Federal income taxes ....................................       (43,270)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...        55,538
---------------------------------------------------------------------------
Balance at January 1, 2006, as adjusted ....................    $5,105,189
===========================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007.

                                                      2008                      2007*
----------------------------------------------------------------------------------------------
                                              Carrying    Statutory     Carrying    Statutory
                                               Amount     Fair Value     Amount     Fair Value
----------------------------------------------------------------------------------------------
Assets:
   Bonds ................................  $13,790,336  $13,162,193  $15,843,721  $16,075,222
      Common stocks .....................    2,064,755    2,064,755    3,139,327    3,529,455
      Preferred stocks ..................      255,675      250,025      613,732      610,622
      Other invested assets .............    1,555,659    1,555,659    1,943,313    1,943,313
      Securities lending collateral .....           --           --      279,774      279,774
      Cash and short-term investments ...    1,076,759    1,076,759      442,029      442,029
      Receivable for securities .........        1,711        1,711           --           --
      Equities in underwriting pools and
         associations ...................      717,391      717,391    1,211,817    1,211,817
Liabilities:
      Securities lending payable ........  $        --  $        --  $   304,398  $   304,398
      Collateral deposit liability ......      318,127      318,127      354,916      354,916
      Payable for securities ............           --           --        3,331        3,331
----------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value for 2007. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates (other than Trans *Re for 2008, as discussed in Note 1) which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:*

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Gross        Gross
                                                                          Amortized    Unrealized   Unrealized      Market
                                                                            Cost         Gains        Losses        Value
----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008
   U.S. governments ..................................................   $   342,814    $ 17,532     $    857    $   359,489
   All other governments .............................................       237,743       5,372           71        243,044
   States, territories and possessions ...............................     2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions .....     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,841,572      81,971      442,673      6,480,870
   Public utilities ..................................................        37,551         490           --         38,041
   Industrial and miscellaneous ......................................       915,368       4,936      275,152        645,152
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2008 ........................   $13,790,336    $224,910     $853,053    $13,162,193
============================================================================================================================
As of December 31, 2007*
   U.S. governments ..................................................   $   331,397    $  9,847     $    114    $   341,130
   All other governments .............................................       843,820      13,464          248        857,036
   States, territories and possessions ...............................     2,729,603      53,167        2,240      2,780,530
   Political subdivisions of states, territories and possessions .....     3,320,639      66,000        1,435      3,385,204
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,935,227     118,715       23,268      7,030,674
   Public utilities ..................................................        79,320         948           66         80,202
   Industrial and miscellaneous ......................................     1,603,715       7,578       10,847      1,600,446
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2007 ........................   $15,843,721    $269,719     $ 38,218    $16,075,222
============================================================================================================================

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------------------
                                                    Amortized
                                                       Cost      Market Value
-----------------------------------------------------------------------------
   Due in one year or less .....................   $    63,952   $    64,171
   Due after one year through five years .......       914,058       928,312
   Due after five years through ten years ......     2,831,197     2,902,404
   Due after ten years .........................     9,527,950     9,078,415
   Mortgaged-backed securities .................       453,179       188,891
-----------------------------------------------------------------------------
   Total bonds .................................   $13,790,336   $13,162,193
=============================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,                      2008                     2007                      2006
-----------------------------------------------------------------------------------------------------------------------
                                                           Equity                    Equity                    Equity
                                              Bonds      Securities      Bonds     Securities       Bonds    Securities
-----------------------------------------------------------------------------------------------------------------------
     Proceeds from sales ................   $6,117,426   $2,755,122   $4,142,868   $2,980,634   $4,370,165   $3,151,915
     Gross realized gains ...............       80,829      255,843       83,609      191,600        6,407      222,465
     Gross realized losses ..............      125,139      487,333       17,451      151,981       21,502      105,248
-----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2008 and 2007 are set forth in the table below:

                                                       December 31, 2008
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  494,547   $  981,812    $130,781    $1,345,578        $--       $1,345,578
   Non-affiliated ....      784,440       86,171     151,434       719,177         --          719,177
------------------------------------------------------------------------------------------------------
      Total ..........   $1,278,987   $1,067,983    $282,215    $2,064,755        $--       $2,064,755
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $--       $       --
   Non-affiliated ....      277,589        4,940      32,504       250,025         --          255,675
------------------------------------------------------------------------------------------------------
      Total ..........   $  277,589   $    4,940    $ 32,504    $  250,025        $--       $  255,675
======================================================================================================

                                                       December 31, 2007*
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  498,958   $1,447,794    $138,650    $1,808,102        $2,310    $1,805,792
   Non-affiliated ....    1,057,784      331,241      55,490     1,333,535            --     1,333,535
------------------------------------------------------------------------------------------------------
      Total ..........   $1,556,742   $1,779,035    $194,140    $3,141,637        $2,310    $3,139,327
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $   --    $       --
   Non-affiliated ....      613,732           --       3,110       610,622            --       613,732
------------------------------------------------------------------------------------------------------
      Total ..........   $  613,732   $       --    $  3,110    $  610,622        $   --    $  613,732
======================================================================================================

As of December 31, 2008 and 2007, the Company held derivative investments of $0 and ($289), respectively.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                                 12 Months or Less       Greater than 12 Months            Total
-------------------------------------------------------------------------------------------------------------------------
                                                  Fair     Unrealized       Fair     Unrealized      Fair      Unrealized
Description of Securities                        Value       Losses        Value       Losses        Value       Losses
-------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008:
------------------------
   U. S. governments ......................   $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments ..................        3,084          71            --          --         3,084           71
   States, territories and possessions ....      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions .........    1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue ........................    3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Public utilities .......................           --          --            --          --            --           --
   Industrial and miscellaneous ...........      320,499     218,513       102,964      56,639       423,463      275,152
-------------------------------------------------------------------------------------------------------------------------
   Total bonds ............................    6,533,132     570,827     1,203,370     282,226     7,736,502      853,053
-------------------------------------------------------------------------------------------------------------------------
   Affiliated .............................           --         408       129,959     130,373       129,959      130,781
   Non-affiliated .........................      382,359     142,256         8,227       9,178       390,586      151,434
-------------------------------------------------------------------------------------------------------------------------
   Common stock ...........................      382,359     142,664       138,186     139,551       520,545      282,215
-------------------------------------------------------------------------------------------------------------------------
   Preferred stock ........................      156,447      23,647        13,360       8,857       169,807       32,504
-------------------------------------------------------------------------------------------------------------------------
   Total stocks ...........................      538,806     166,311       151,546     148,408       690,352      314,719
-------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks .................   $7,071,938    $737,138    $1,354,916    $430,634    $8,426,854   $1,167,772
=========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          12 Months or Less    Greater than 12 Months           Total
-----------------------------------------------------------------------------------------------------------------------------
                                                          Fair     Unrealized    Fair      Unrealized     Fair     Unrealized
Description of Securities                                 Value      Losses      Value       Losses       Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments ................................  $   12,878    $    98    $    406    $     16      $13,284   $    114
   All other governments ............................      13,210        151      24,004          97       37,214        248
   States, territories and possessions ..............     191,194      1,574      57,650         666      248,844      2,240
   Political subdivisions of states, territories and
      possessions ...................................     241,561      1,435          69          --      241,630      1,435
   Special revenue ..................................   1,313,469     23,258       4,269          10    1,317,738     23,268
   Public utilities .................................       1,786          1      11,762          65       13,548         66
   Industrial and miscellaneous .....................     719,728     10,065      99,735         782      819,463     10,847
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds ......................................   2,493,826     36,582     197,895       1,636    2,691,721     38,218
-----------------------------------------------------------------------------------------------------------------------------
   Affiliated .......................................       9,991      2,813     110,276     135,837      120,267    138,650
   Non-affiliated ...................................     426,898     55,490          --          --      426,898     55,490
-----------------------------------------------------------------------------------------------------------------------------
   Common stock .....................................     436,889     58,303     110,276     135,837      547,165    194,140
-----------------------------------------------------------------------------------------------------------------------------
   Preferred Stock ..................................      15,904      3,110          --          --       15,904      3,110
-----------------------------------------------------------------------------------------------------------------------------
   Total stocks .....................................     452,793     61,413     110,276     135,837      563,069    197,250
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks ...........................  $2,946,619    $97,995    $308,171    $137,473   $3,254,790   $235,468
=============================================================================================================================

As of December 31, 2008 and 2007, the Company does not intend to sell these investments.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $12,134, $14,097 and $776 in 2008, 2007 and 2006, respectively and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $454,457, $16,271 and $17,934 during 2008, 2007 and 2006, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

During 2008, 2007 and 2006, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2008    2007   2006
    ------------------------------------------------------------------------
    Valueact Capital Partners ........................ $2,270 $    -- $   --
    Spencer Capital Opportunity Fund LLP .............  1,213      --     --
    JC Flowers .......................................     --   6,017     --
    Electra European Fund ll .........................     --   2,619     --
    ATV VI ...........................................     --   1,604     --
    TH Lee Putnam ....................................     --   1,000     --
    Morgan Stanley III ...............................     --   1,032     --
    Gresham Global Investment Fund ll K4 .............     --      --  2,559
    Items less than $1.0 million .....................  2,380   1,820  1,051
    ------------------------------------------------------------------------
       Total ......................................... $5,863 $14,092 $3,610
    ========================================================================

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 26, 2009. As of July 31, 2008, the Company instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $298,033 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $898 and $1,945, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Securities carried at an amortized cost of $1,066,438 and $2,973,267 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $8,439, $9,607 and $7,329, respectively and interest expense of $27,739, $99,036 and $98,741, respectively.

The Company reported hybrid securities totaling $117,650 and $127,153 as of December 31, 2008 and 2007, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

--------------------------------------------------------------------------------
                                          Level 1   Level 2  Level 3     Total
--------------------------------------------------------------------------------
Bonds .................................  $     --  $ 11,310  $44,055  $   55,365
Common stocks .........................   857,376       371    8,660     866,407
Preferred stocks ......................       739   233,074       --     233,813
--------------------------------------------------------------------------------
Total .................................  $858,115  $244,755  $52,715  $1,155,585
================================================================================

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008.

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

---------------------------------------------------------------------------------------------------------------------------
                                       Net Realized and
                                  Unrealized Gains (Losses)     Unrealized
                      Balance     Included in Net Investment  Gains (Losses)  Purchases, Sales,                 Balance at
                    Beginning of      Income and Realized       Included in       Issuances,     Transfers In  December 31,
                        Year        Capital Gains (Losses)        Surplus     Settlements, Net      (Out)          2008
---------------------------------------------------------------------------------------------------------------------------
Bonds                  $47,498              $(155)               $(13,034)         $(2,843)         $12,589       $44,055
Common stocks           13,295                 60                  (5,957)           1,262               --         8,660
---------------------------------------------------------------------------------------------------------------------------
Total                  $60,793              $ (95)               $(18,991)         $(1,581)         $12,589       $52,715
===========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

--------------------------------------------------------------------------------
                                               Level 1  Level 2  Level 3   Total
--------------------------------------------------------------------------------
Other invested assets                            $--     $3,483   $2,380  $5,863
--------------------------------------------------------------------------------
Total                                            $--     $3,483   $2,380  $5,863
================================================================================

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2008         2007         2006
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year ... $13,732,102  $12,754,581  $11,620,078
Incurred losses and LAE related to:
   Current accident year .........................   5,573,146    5,366,376    5,343,020
   Prior accident years ..........................     (30,723)     (80,939)      66,978
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE .............   5,542,423    5,285,437    5,409,998
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year .........................  (1,689,045)  (1,436,644)  (1,265,788)
   Prior accident years ..........................  (4,316,880)  (2,871,272)  (3,009,707)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE .................  (6,005,925)  (4,307,916)  (4,275,495)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31, .. $13,268,600  $13,732,102  $12,754,581
=========================================================================================

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008 and 2007, the Company experienced minor beneficial loss and LAE reserve development for prior years, including accretion of loss reserve discount, while for 2006, it experienced minor adverse development on the same basis. For 2008, favorable on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims and accident years 2002 and prior, largely relating to asbestos and to accretion of workers compensation discount.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $21,600. In addition, accident year 2008 had $108,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $178,706, $199,953 and $198,524, respectively.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,340,598, $5,987,568 and $6,322,799, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   National Union Inter-company Pooling Agreement
     ----------------------------------------------

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA ......    19445       38.0%
American Home Assurance Company ..............................    19380       36.0%
Commerce and Industry Insurance Company (C&I) ................    19410       11.0%
New Hampshire Insurance Company (NHIC) .......................    23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP) ....    19429        5.0%
AIG Casualty Company  (AIG Casualty) .........................    19402        5.0%
American International South Insurance Company ...............    40258        0.0%
Granite State Insurance Company ..............................    23809        0.0%
Illinois National Insurance Company ..........................    23817        0.0%
=======================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   American International Underwriters Overseas Association Pooling
     ----------------------------------------------------------------
     Arrangement
     -----------

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
American International Underwriters Overseas, Limited                --       67.0%
New Hampshire Insurance Company                                   23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA           19445       11.0%
American Home Assurance Company                                   19380       10.0%
=======================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $717,391 and $1,211,817, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     ----------------------------------------------------------------------------
     As of December 31,                                         2008      2007
     ----------------------------------------------------------------------------
     Loss and LAE reserves .................................. $548,564  $876,280
     Unearned premium reserves ..............................  240,933   355,239
     Funds held .............................................   15,031    23,885
     Ceded balances payable .................................   75,043   103,406
     Reinsurance recoverable ................................   26,961    39,825
     Retroactive reinsurance ................................      132      (967)
     ----------------------------------------------------------------------------

     Additionally, the Company holds 3.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $22,706 and $29,541, respectively.

C.   Guarantee Arrangements
     ----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2008 are included in the table below:

------------------------------------------------------------------------------------------------------------------
                                                   Date    Policyholder's    Invested    Estimated  Policyholder's
Guaranteed Company                                Issued     Obligations      Assets        Loss        Surplus
------------------------------------------------------------------------------------------------------------------
AIG Advantage Insurance Company .....            12/15/97   $     71,132   $     55,314     $ --      $    20,234
AIG Edison Life Insurance Company ...            09/15/98     10,278,874     21,445,440       --          867,930
AIG Europe S.A. .....................  **        03/02/98      3,698,191      1,392,128       --        1,155,646
AIG Europe (Netherlands) N.V. .......  **        11/01/02        928,580        208,689       --          151,077
AIG Hawaii Insurance Company, Inc. ..            11/05/97        115,009        126,973       --           64,104
AIG Mexico Seguros Interamericana,
   S.A. de C.V. .....................  **        12/15/97        240,778         79,903       --           54,206
AIG SunAmerica Life Assurance
   Company ..........................  *   +     01/04/99      4,007,084      5,123,191       --        1,271,231
AIG UK Limited (formerly Landmark
   Insurance Company, Ltd (UK)) .....  *   ++    03/02/98      4,103,222      3,644,199       --        1,884,267
American General Life Insurance
   Company ..........................      +     03/03/03     28,280,889     30,981,124       --        2,687,622
American General Life and Accident
   Insurance Company ................            03/03/03      8,384,964      8,746,322       --          563,502
American International Insurance
   Company ..........................            11/05/97        388,207        638,065       --          373,703
American International Insurance
   Company of California, Inc. ......            12/15/97        262,991         62,765       --           20,943
American International Insurance
   Company of New Jersey ............            12/15/97         78,923         53,879       --           29,978
First SunAmerica Life Insurance
   Company ..........................  *   ++++  01/04/99      6,340,269      6,760,887       --          544,171
Lloyd's Syndicate  1414 .............  **  +++   12/15/04        933,249        932,605       --          155,935
SunAmerica Life Insurance Company ...  *   +     01/04/99     17,705,063     23,953,249       --        4,653,124
The United States Life Insurance
   Company of the City of NY ........            03/03/03      4,350,106      4,768,153       --          351,266
The Variable Annuity Life
   Insurance Company ................      +     03/03/03     30,541,269     33,521,468       --        2,415,366
------------------------------------------------------------------------------------------------------------------
Total ...............................                       $120,708,800   $142,494,354     $ --      $17,264,305
==================================================================================================================

--------------------
*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 is still in effect.
++++ This guarantee was terminated on January 31 2008.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   Investments in Affiliates

     As of December 31, 2008 and 2007, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2008 and 2007 balances are net of $0 and $2,310 respectively of non-admitted balances.

------------------------------------------------------------------------------------------------------------
                                                                         Carrying Value at
                                                 Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments               Percent       2008            2008              2008
------------------------------------------------------------------------------------------------------------
21st Century Insurance Group ..................     16.4%     $238,948       $  117,912        $   9,946
AIG Hawaii Insurance Company, Inc. ............    100.0%       10,000           64,060             (687)
AIG Mexico Industrial, L.L.C. .................     49.0%        8,725            8,783             (176)
AIG Non Life Holding Company (Japan), Inc. ....    100.0%      124,477          127,779         (117,378)
American International Insurance Company ......      0.0%           --               --          (91,791)
American International Realty Corporation .....     31.5%       37,771           50,537              114
Eastgreen, Inc. ...............................     13.8%       12,804            9,964              (27)
Fuji Fire and Marine Insurance Company ........      2.8%       22,309           19,451           19,451
Pine Street Real Estate Holdings Corporation ..     31.5%        5,445            2,083            2,083
Transatlantic Holdings, Inc. ..................     33.2%       34,068          945,009         (281,749)
------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates ..............               $494,547       $1,345,578        $(460,214)
============================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            Carrying Value at
                                                    Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments                  Percent       2007            2007              2007
---------------------------------------------------------------------------------------------------------------
21st Century Insurance Group .....................     16.3%     $240,668       $  107,966       $ (84,630)
AIG Hawaii Insurance Company, Inc. ...............    100.0%       10,000           64,747          (4,865)
AIG Mexico Industrial, L.L.C. ....................     49.0%        8,725            8,959           6,517
AIG Non Life Holding Company (Japan), Inc. .......    100.0%      124,477          245,157        (155,861)
American International Insurance Company .........     25.0%       25,000           91,791           2,334
American International Realty Corporation ........     31.5%       37,771           50,423           6,379
Eastgreen, Inc. ..................................     13.4%       12,804            9,991          (4,231)
American International Life Assurance Company ....      0.0%           --               --        (157,619)
Pine Street Real Estate Holdings Corporation .....     31.5%        5,445               --          (2,816)(a)
AIG Claim Service, Inc. ..........................      0.0%           --               --         (46,675)
Transatlantic Holdings, Inc. .....................     33.3%       34,068        1,226,758         178,435
---------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates .................               $498,958       $1,805,792       $(263,032)
===============================================================================================================

--------------------
(a)  Balance not admitted

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On June 30, 2008, the Company paid a dividend to its parent, AIGCIG, equal to its 25% interest in American International Insurance Company (AIIC) in the amount of $90,813. This transaction resulted in a realized gain of $65,813. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform. See Note 14, Subsequent Events for further information regarding AIIC.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $959,265 and $1,368,930, respectively.

E.   American Home Canadian Branch Novation

     Effective November 1, 2008, the American Home Canadian Branch entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 25, entitled Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC are approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to AIGCIC by

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

     ------------------------------------------------------------------------------
     Description                                                            Amount
     ------------------------------------------------------------------------------
     Loss from investments included in realized capital gains/losses ..   $(210,868)
     Underwriting gain ................................................      13,762
     Other income (ceding commission) .................................      14,276
     Gain relating to foreign exchange included in other income .......     371,741
     ------------------------------------------------------------------------------
     Net pre-tax gain .................................................   $ 188,911
     ==============================================================================

     In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

     ---------------------------------------------------------------------------
     Company                                                           Dividend
     ---------------------------------------------------------------------------
     National Union ..............................................    $ 299,000
     American Home Assurance Company .............................      170,000
     C&I .........................................................      103,000
     ISOP ........................................................      122,000
     AIG Casualty ................................................      103,000
     NHIC ........................................................      167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

     ------------------------------------------------------------------------------------
     Company                                                         Capital Contribution
     ------------------------------------------------------------------------------------
     National Union ..............................................         $ 299,000
     ISOP ........................................................           122,000
     AIG Casualty ................................................           103,000
     NHIC ........................................................           167,000

F.   FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

     -------------------------------------------------------------------------------
                                                       Investment in UK
                                      P VII Transfer        Holdings        Total
     -------------------------------------------------------------------------------
     Participation in AIUOA .......    $ (383,080)       $ (14,651)       $(397,731)
     Liabilities ..................       446,151                -          446,151
     Underwriting income ..........        57,634                -           57,634
     Other income .................         3,783                -            3,783
     Net income (pre-tax) .........        87,664                -           87,664
     Surplus (pre-tax) ............        63,071          (14,651)          48,420

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

G.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends.

                                                                ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                    THE COMPANY                  THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        02/25/08          Dividend              AIGCIG         $     --           --       $ 90,000          Cash
        03/31/08          Dividend              AIGCIG               --           --        200,000          Cash
        06/30/08        Dividend (c)            AIGCIG               --           --         90,813 (b)     In kind
        06/30/08          Dividend              AIGCIG               --           --        177,425          Cash
        09/30/08        Dividend (c)            AIGCIG               --           --        163,395          Cash
        11/30/08        Dividend (c)            AIGCIG               --           --        170,000 (a)      Cash
        12/29/08        Dividend (c)            AIGCIG               --           --        683,000 (a)      Cash
        12/31/08        Dividend (c)            AIGCIG               --           --          8,000 (a)   Securities
        08/14/08    Purchases of security       AIGSL           177,605         Cash        177,605          Bonds
        08/15/08    Purchases of security       AIGSL           144,305         Cash        144,305          Bonds
        09/30/08    Capital contribution        AIGSL               898         Cash             --           --
        Various     Capital contribution (d)    AIGCIG          164,719      In kind             --           --
          (1)       Capital contribution        AIGCIG          691,000         Cash             --           --
     ----------------------------------------------------------------------------------------------------------------

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC)- Refer to Note 5D

(b)  Transfer and reorganization of AIIC - Refer to Note 5D

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement - Refer to Note 9

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                              THE COMPANY                   THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        03/19/07         Bond sale               NHIC         $ 28,555       Cash         $ 28,555          Bond
        03/19/07         Bond sale           AIG Casualty       67,801       Cash           67,801          Bond
        03/19/07         Bond sale               C&I            36,452       Cash           36,452          Bond
        03/19/07         Bond sale               ISOP           59,458       Cash           58,121          Bond
        03/19/07         Bond sale            Lexington        139,013       Cash          137,416          Bond
        03/23/07         Bond sale            AIG Excess        25,556       Cash           24,981          Bond
        03/30/07          Dividend              AIGCIG              --        --           500,000          Cash
        05/31/07          Dividend              AIGCIG              --        --            75,000          Cash
        12/03/07          Dividend              AIGCIG              --        --            40,000          Cash
        08/30/07    Purchase of investment      AIGSL          136,735       Bonds         138,478          Cash
        12/17/07    Sale of investment (1)       AIG           191,000       Cash          191,000       Investment
        12/17/07    Sale of investment (2)   National Union     59,000       Cash           59,000       Investment
        10/24/07    Capital contribution        AIGCIG           1,840      In kind             --           --
        12/31/07    Capital contribution        AIGCIG             105      In kind             --           --
        12/31/07    Capital contribution         AIG           160,000      In kind             --           --
     ----------------------------------------------------------------------------------------------------------------

(1)  Sale of American International Life Assurance Company to AIG

(2)  Sale of AIG Domestic Claims to National Union

AIGSL: AIG Security Lending

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2008, 2007 and 2006.

     In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

     --------------------------------------------------------------------------------
     For the years ended December 31,                    2008       2007       2006
     --------------------------------------------------------------------------------
     AIG Technology, Inc. ..........................   $ 31,036   $ 28,562   $ 24,562
     AIG Global Investment Corp. ...................      6,895      7,273      6,047
     AIG Domestic Claims, Inc. .....................    254,033    243,985    225,071
     --------------------------------------------------------------------------------
      TOTAL ........................................   $291,964   $279,820   $255,680
     ================================================================================

     As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $228,165 and $126,534, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Federal and foreign income taxes recoverable from affiliates as of December 31, 2008 and 2007 amounted to $406,899 and $143,717, respectively.

During 2008, 2007 and 2006 the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

   ------------------------------------------------------
   As of December 31,                2008     2007   2006
   ------------------------------------------------------
   Accounts receivable sold .....  $71,679  $53,865  $ --
   Losses recorded ..............    1,842    1,605    --
   ------------------------------------------------------

As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-----------------------------------------------------------------------------
As of December 31,                                           2008      2007
-----------------------------------------------------------------------------
Balances with pool member companies .....................  $827,061  $113,001
Balances less than 0.5% of admitted assets ..............     3,656     2,694
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates .....  $830,717  $115,695
=============================================================================
Balances with pool member companies .....................  $     --  $ 48,873
Balances less than 0.5% of admitted assets ..............    38,999   103,311
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates ..........  $ 38,999  $152,184
=============================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,            2008                      2007                      2006
--------------------------------------------------------------------------------------------------------------
                                    Written       Earned      Written       Earned      Written       Earned
----------------------------------------------------------  ------------------------  ------------------------
Direct premiums ................  $ 3,003,169  $ 4,553,852  $ 6,744,997  $ 7,388,935  $ 7,514,507  $ 7,180,260
Reinsurance premiums assumed:
   Affiliates ..................    9,358,318   10,173,382   11,006,993   11,024,337   11,336,822   11,001,341
   Non-affiliates ..............      166,239      238,591      173,756      107,304       48,750      243,681
--------------------------------------------------------------------------------------------------------------
      Gross premiums ...........   12,527,726   14,965,825   17,925,746   18,520,576   18,900,079   18,425,282
--------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates ..................    4,663,334    6,541,514    9,049,872    9,598,801    9,833,954    9,534,749
   Non-affiliates ..............    1,018,383    1,031,090    1,215,889    1,218,759    1,182,156    1,190,522
------------------------------------------------------------------------------------  ------------------------
      Net premiums .............  $ 6,846,009  $ 7,393,221  $ 7,659,985  $ 7,703,016  $ 7,883,969  $ 7,700,011
==============================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance      Ceded Reinsurance              Net
----------------------------------------------------------------------------------------------
                         Unearned                Unearned                Unearned
                          Premium   Commission    Premium   Commission    Premium   Commission
                         Reserves     Equity     Reserves     Equity     Reserves     Equity
----------------------------------------------------------------------------------------------
December 31, 2008
   Affiliates ........  $4,747,277   $634,349   $1,416,996   $195,996   $3,330,281   $438,353
   Non-affiliates ....       5,651        755      480,922     66,520     (475,271)   (65,765)
----------------------------------------------------------------------------------------------
   Totals ............  $4,752,928   $635,104   $1,897,918   $262,516   $2,855,010   $372,588
==============================================================================================
December 31, 2007
   Affiliates ........  $5,562,341   $646,155   $3,295,177   $372,259   $2,267,164   $273,896
   Non-affiliates ....      78,003      9,061      493,629     55,766     (415,626)   (46,705)
----------------------------------------------------------------------------------------------
   Totals ............  $5,640,344   $655,216   $3,788,806   $428,025   $1,851,538   $227,191
==============================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                         Unearned   Paid Losses  Reserves For
                          Premium       and       Losses And
                         Reserves       LAE           LAE
-------------------------------------------------------------
December 31, 2008
  Affiliates .........  $1,416,996    $273,774   $13,650,198
   Non-affiliates ....     480,922     371,990     2,373,097
------------------------------------------------------------
   TOTAL .............  $1,897,918    $645,764   $16,023,295
============================================================
December 31, 2007
   Affiliates ........  $3,295,177    $195,333   $15,139,495
   Non-affiliates ....     493,629     405,240     2,668,848
------------------------------------------------------------
   Total .............  $3,788,806    $600,573   $17,808,343
============================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                            Naic Co.
Reinsurer                                                     Code       Amount
---------------------------------------------------------------------------------
Affilliates:
   National Union Pool ...................................       --   $12,373,879
   American International Underwriters Overseas, Ltd. ....       --       407,343
   American International Insurance Company ..............    32220       359,071
   New Hampshire Indemnity Company .......................    23833       170,518
   Transatlantic Reinsurance Company .....................    19453       235,378
   AIG Global Trade and Political Risk Insurance Co. .....    10651       126,175
   American International Life Assurance Co. NY (US) .....    60607        10,494
   United Guaranty Insurance Company .....................    11715        34,605
   Hartford Steam Boiler Inspection and Insurance Co. ....    11452         6,627
   Audubon Insurance Company .............................    19933         1,011
   AIG Excess Liability Insurance Company, Ltd. ..........    10932         3,904
   Lexington Insurance Company ...........................    19437        28,271
   American Internatlional Reinsurance Co. Ltd                   --       562,747
   American Int'l Specialty Lines Ins Company ............    26883         3,956
   American Life And General Ins Co (Trinidad & Tobago) ..       --         3,494
   Other affiliates less than $1.0 million ...............       --         4,858
---------------------------------------------------------------------------------
      Total affiliates ...................................            $14,332,331
---------------------------------------------------------------------------------
   Lloyd's ...............................................       --       213,982
   Swiss Re Group ........................................       --       231,669
---------------------------------------------------------------------------------
       Total non-affiliates ..............................                445,651
---------------------------------------------------------------------------------
 Total affiliates and non-affiliates .....................            $14,777,982
=================================================================================

During 2008, 2007 and 2006, the Company reported in its Statements of Income statutory losses of $165, $144 and $12,318, respectively, as a result of losses incurred from commutations with the following reinsurers:

----------------------------------------------------------
Company                                2008  2007    2006
----------------------------------------------------------
Trenwick America ....................  $ --  $ --  $ 8,280
Alea Group ..........................    --    --    2,432
Other reinsurers below $1 million ...   165   144    1,606
----------------------------------------------------------
Total ...............................  $165  $144  $12,318
==========================================================

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $112,640 and $81,670, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverables balances of $(4,906), $13,734 and $30,849, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

-----------------------------------------------------------------------------------------------------
                          2008                                     Affiliate  Non-affiliate    Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $405,981     $6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses ...    475,797      6,118       481,915

-----------------------------------------------------------------------------------------------------
                          2007                                     Affiliate  Non-affiliate     Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $233,004     $3,219      $236,223
Reinsurance payable on paid loss and loss adjustment expenses ...    257,605      6,312       263,917

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                                                          2008                2007
--------------------------------------------------------------------------------------------------------
Caption                                                              AIIC     AISLIC     AIIC     AISLIC
--------------------------------------------------------------------------------------------------------
Premiums in course of collection ................................  $108,866  $161,177  $105,692  $92,674
Reinsurance payable on paid loss and loss adjustment expenses ...   150,587   199,331   122,908   87,616

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

---------------------------------------------------------------------------------------------
                                                         2008                    2007
---------------------------------------------------------------------------------------------
                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Reserves transferred:
   Initial reserves .........................   $ 216,347   $ 453,727   $ 216,347   $ 453,727
   Adjustments - prior year(s) ..............    (158,100)     (8,673)   (173,698)    (25,147)
   Adjustments - current year ...............         (37)   (372,123)     15,598      16,474
---------------------------------------------------------------------------------------------
   Balance as of December 31, ...............      58,210      72,931      58,247     445,054
---------------------------------------------------------------------------------------------
Paid losses recovered:
   Prior year(s) ............................      27,761     379,745      19,407     367,297
   Current year .............................      23,465    (311,721)      8,354      12,448
---------------------------------------------------------------------------------------------
   Total recovered as of December 31, .......      51,226      68,024      27,761     379,745
---------------------------------------------------------------------------------------------
   Carried reserves as of December 31, ......   $   6,984   $   4,907   $  30,486   $  65,309
=============================================================================================
Consideration paid or received:
   Initial reserves .........................   $ 201,597   $ 276,437   $ 201,597   $ 276,437
   Adjustments - prior year(s) ..............    (179,882)    (13,900)   (180,015)    (14,331)
   Adjustments - current year ...............          --    (202,820)        133         431
---------------------------------------------------------------------------------------------
   Total paid as of December 31, ............   $  21,715   $  59,717   $  21,715   $ 262,537
=============================================================================================

                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized * ..   $      --   $  47,559   $      --   $  47,559
   Adjustments - prior year(s) ..............          --       1,774          --       2,289
   Adjustments - current year ...............          --     (47,017)         --        (515)
---------------------------------------------------------------------------------------------
   Balance as of December 31, 2007 ..........   $      --   $   2,316   $      --   $  49,333
=============================================================================================

--------------------
* Reflects amounts recorded to segregated special surplus as of January 1, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. 2008 changes to Reserves Transferred, Paid Losses Reimbursed or Recovered and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                    2008
                                                  --------
Reserves transferred ..........................   $380,610
Paid losses recovered .........................    336,470
Consideration received ........................    201,005
Special surplus from retroactive reinsurance ..     44,140

The Company's retroactive reinsurance reserve balance (by reinsurer) as of December 31, 2008, is set forth in the table below:

-------------------------------------------------------------------------------------
                                                       2008                2007
-------------------------------------------------------------------------------------
Reinsurer                                        Assumed    Ceded   Assumed    Ceded
-------------------------------------------------------------------------------------
   American International Reinsurance
      Company ...............................    $   --    $   --   $    --   $44,140
   American International Specialty Lines
      Insurance Company .....................     2,810        --    26,275        --
   AXA Corporate Solutions ..................        --        --        --     1,354
   Commerce and Industry Insurance Company of
      Canada ................................     4,174        --     4,174        --
   Lyndon Property Insurance Company ........        --     1,691        --     1,142
   PEG Reinsurance Co. ......................        --        --        --    13,978
   Transatlantic ............................        --     1,308        --        --
   All other reinsurers less than $1.0
      million ...............................        --     1,908        37     4,695
-------------------------------------------------------------------------------------
      Total .................................    $6,984    $4,907   $30,486   $65,309
=====================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2008:
   Direct .....................................................   $     --     $ 95,776      $    --      $     --
   Assumed ....................................................         --       92,527       88,515            --
   Ceded ......................................................    530,085           --           --       484,067
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $530,085     $188,303      $88,515      $484,067
===================================================================================================================

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct .....................................................   $     --     $ 95,122      $    --      $     --
   Assumed ....................................................         --       94,389       98,917            --
   Ceded ......................................................    751,468           --           --       695,928
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $751,468     $189,511      $98,917      $695,928
===================================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                   Deposit       Deposit      Deposit       Deposit
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................   $ 751,468     $189,511     $ 809,537     $172,296
   Deposit activity, including loss recoveries ................    (250,415)          78      (106,254)      17,935
   Interest income or expense, net of amortization of margin ..      12,068       (1,286)       39,148         (720)
   Non-admitted asset portion .................................      16,964           --         9,037           --
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................   $ 530,085     $188,303     $ 751,468     $189,511
=====================================================================================================================

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                  Funds Held    Funds Held   Funds Held    Funds Held
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................    $ 98,917     $ 695,928     $94,279      $703,508
   Contributions ..............................................          --           144       4,664         1,016
   Withdrawals ................................................     (10,402)     (238,108)        (26)      (54,096)
   Interest ...................................................          --        26,103          --        45,500
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................    $ 88,515     $ 484,067     $98,917      $695,928
=====================================================================================================================

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $540,279 and $611,039, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $49,176.

The Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $47,290 and $141,711, respectively. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and funds held on deposit accounting liabilities of $1,347.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with American International Group, Inc. (the Ultimate Parent or AIG) and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

..    A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48:) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $164,719 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
As of December 31,                                                                   2008         2007
---------------------------------------------------------------------------------------------------------
Gross deferred tax assets .....................................................   $1,204,730   $1,240,598
Gross deferred tax liabilities ................................................     (355,875)    (526,581)
Non-admitted deferred tax assets in accordance with SSAP No.10, income taxes ..     (402,242)    (331,439)
---------------------------------------------------------------------------------------------------------
Net admitted deferred tax assets ..............................................   $  446,613   $  382,578
=========================================================================================================
Change in non-admitted deferred tax assets
adjustment to December 31, 2007 surplus .......................................      (34,673)
Change in non-admitted deferred tax assets - paid in capital ..................       80,741
Change in non-admitted deferred tax assets - current year .....................       24,735
---------------------------------------------------------------------------------------------------------
Change in non-admitted deferred tax assets ....................................   $   70,804
=========================================================================================================

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                     2008         2007        2006
--------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net investment income ....   $ 135,559     $309,946    $261,144
Federal income tax adjustment - prior years ...................................      99,679       38,413       2,119
--------------------------------------------------------------------------------------------------------------------
Current income tax expense (benefit) ..........................................   $ 235,238     $348,359    $263,263
====================================================================================================================
Income tax on realized capital gains ..........................................   $(270,995)    $ 29,141    $ 29,092
====================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008         2007        Change
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
   Loss reserve discount ....................................................................   $  377,943   $  402,282   $ (24,339)
   Non-admitted assets ......................................................................      169,600      208,445     (38,845)
   Unearned premium reserve .................................................................      276,479      313,279     (36,800)
   Unrealized capital loss ..................................................................       30,153           --      30,153
   Partnerships .............................................................................       56,739       40,925      15,814
   Bad debt .................................................................................      127,614      151,901     (24,287)
   Investment write downs ...................................................................      102,927       13,897      89,030
   Goodwill .................................................................................       29,949           --      29,949
   Foreign tax credits ......................................................................       25,959           --      25,959
   Deferred tax remediation - Adj to Dec 31, 2007 surplus ...................................           --       34,673     (34,673)
   Other temporary difference ...............................................................        7,367       75,196     (67,829)
-----------------------------------------------------------------------------------------------------------------------------------
         Gross deferred tax assets ..........................................................    1,204,730    1,240,598     (35,868)
      Non-admitted deferred tax assets ......................................................     (402,242)    (296,766)   (105,476)
      Non-admitted deferred tax assets - adjustment to December 31, 2007 surplus ............           --      (34,673)     34,673
-----------------------------------------------------------------------------------------------------------------------------------
         Admitted deferred tax assets .......................................................      802,488      909,159    (106,671)
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities
   Unrealized capital gains .................................................................     (318,829)    (393,879)     75,050
   Investments ..............................................................................       (5,121)     (67,403)     62,282
   Depreciation .............................................................................      (19,370)     (20,714)      1,344
   Other temporary differences ..............................................................      (12,555)     (44,585)     32,030
-----------------------------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
         Net admitted deferred tax assets ...................................................   $  446,613   $  382,578   $  64,035
===================================================================================================================================
   Gross deferred tax assets ................................................................   $1,204,730   $1,240,598   $ (35,868)
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
   Net deferred tax assets ..................................................................   $  848,855   $  714,017   $ 134,838
===================================================================================================================================
    Income tax effect of unrealized capital gains, net of adjustment to December 31, 2007
      Surplus ...............................................................................                               (94,517)
   Capital contribution as a result of new tax sharing agreement ............................                               (80,741)
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes ......................................................                             $ (40,420)
===================================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                                   2008                      2007                      2006
------------------------------------------------------------------------------------------------------------------------------------
                                                            Amount    Tax Effect     Amount     Tax Effect     Amount     Tax Effect
------------------------------------------------------------------------------------------------------------------------------------
Net income before federal income taxes and capital gain
   taxes ..............................................   $ 325,408   $ 113,893    $1,725,242   $ 603,835    $1,271,556   $ 445,045
Book to tax adjustments:
   Tax exempt income ..................................    (481,365)   (168,478)     (543,812)   (190,334)     (455,068)   (159,274)
   Dividends received deductions ......................     (55,925)    (19,574)       (5,993)     (2,098)      (21,938)     (7,678)
   Meals and entertainment ............................       1,412         494         1,749         612            --          --
   Non-deductible penalties ...........................         761         266         1,508         528            --          --
   Change in non-admitted assets ......................     120,143      42,050      (138,048)    (48,318)      132,784      46,474
   Federal income tax adjustments-- prior years .......          --          --            --      55,224            --          --
   Branch termination .................................      13,298       4,654            --          --            --          --
   Transfer pricing adjustments .......................      11,949       4,182
   Remediation adjustments ............................          --          --            --          --       (17,777)     (6,222)
   Change in tax positions ............................          --      32,007            --      31,842            --          --
   Other non-taxable income ...........................      (7,179)     (2,513)
   Foreign tax credits ................................          --          --            --          --            --     (14,104)
   Other ..............................................          --      (2,318)           --          --            --       1,384
------------------------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments ......................    (396,906)   (109,230)     (684,596)   (152,544)     (361,999)   (139,420)
------------------------------------------------------------------------------------------------------------------------------------
Total federal taxable income and tax ..................   $ (71,498)  $   4,663    $1,040,646   $ 451,291    $  909,557   $ 305,625
====================================================================================================================================
Current federal income tax ............................               $ 235,238                 $ 348,359                 $ 263,263
Income tax on net realized capital gains ..............                (270,995)                   29,141                    29,092
Change in net deferred income taxes ...................                  40,420                    73,791                    13,270
                                                                      ----------                ----------                ----------
Total federal income tax ..............................               $   4,663                 $ 451,291                 $ 305,625
                                                                      ==========                ==========                ==========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

     ----------------------------------------------------------------------
     Current year                                                  $109,570
                                                                   --------
     First preceding year .......................................  $400,196
     ----------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008, the Company had $25,959 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $138,061 during 2008, $231,602 during 2007 and $372,256 during 2006.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

     -----------------------------------------------------------------------
     Year Ended December 31, 2008                            2008      2007
     -----------------------------------------------------------------------
        Gross unrecognized tax benefits at January 1, ..   $36,698   $ 3,527
        Increases in tax positions for prior years .....    59,743    33,171
        Decreases in tax positions for prior years .....      (646)       --
     -----------------------------------------------------------------------
     Gross unrecognized tax benefits at December 31 ....   $95,795   $36,698
     =======================================================================

As of December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $95,795 and $36,698, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $31,191 and zero, respectively, related to tax positions the disallowance of which would not affect the effective tax rate. Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $64,604 and $36,698, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $8,643 and $6,868, respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,775 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                   Major Tax Jurisdictions   Open Tax Years
                   -----------------------   --------------
                   United States .........      2000-2007

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   Pension
     -------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.


     -----------------------------------------------------------------
     As of December 31, ...................       2008         2007
     -----------------------------------------------------------------
     Fair value of plan assets ............   $ 2,723,034   $3,004,869
     Less projected benefit obligation ....     3,378,509    2,719,971
     -----------------------------------------------------------------
     Funded status ........................   $  (655,475)  $  284,898
     =================================================================

     The Company's share of net expense for the qualified pension plan was $6,772, $5,001 and $9,000 for the years ended December 31, 2008, 2007 and
     2006, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2008 and 2007, the Company recorded in other liabilities its pension liabilities which amounted to $12,832 and $6,018, respectively.

B.   Postretirement Benefit Plans
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $265, $310 and $282 for the years ended December 31, 2008, 2007 and 2006, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

     ---------------------------------------------------------------------------------
     As of December 31,                                  2008        2007      2006
     ---------------------------------------------------------------------------------
        Discount rate ..............................       6.50%      6.50%      6.00%
        Rate of compensation increase (average) ....       4.25%      4.25%      4.25%
        Measurement date ...........................   December   December   December
                                                       31, 2008   31, 2007   31, 2006
        Medical cost trend rate ....................        N/A        N/A        N/A
     =================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Stock Option and Deferred Compensation Plans
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $18,153, $14,028 and $6,242, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Balances
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A.   Capital and Surplus
     -------------------

     The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

     -------------------------------------------------------
                                        2008        2007
     -------------------------------------------------------
     Unrealized gains ............   $ 738,751  $ 2,027,718
     Non-admitted asset values ...   $(964,416)  (1,011,589)
     Provision for reinsurance ...   $ (95,592)    (115,844)
     =======================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $409,095. The use of these assets was approved by the domiciliary regulator.

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   Risk-Based Capital Requirements
     -------------------------------

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

C.   Dividend Restrictions
     ---------------------

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2008, the maximum dividend payment, which may be made without prior approval during 2009, is approximately $541,317.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2008, the Company paid $1,582,633 in dividends to AIGCIG which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the State of New York. Refer to Note 5G for additional information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 12 - CONTINGENCIES
-----------------------

A.   Legal Proceedings
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

     The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1 billion. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year ....   $ 983,031   $1,098,137   $1,087,625   $137,135   $178,384   $288,676
   Incurred losses and LAE ..................      98,429       34,757      159,878    (13,665)      (468)   (75,819)
   Calendar year paid losses and LAE ........    (176,178)    (149,863)    (149,366)   (18,020)   (40,781)   (34,473)
Loss and LAE Reserves, end of year ..........   $ 905,282   $  983,031   $1,098,137   $105,450   $137,135   $178,384
=====================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year ....   $  89,655   $   97,344   $   97,399   $  5,933   $  4,948   $  6,561
   Incurred losses and LAE ..................      12,578        5,160       14,332       (735)     1,386     (1,462)
   Calendar year paid losses and LAE ........     (15,858)     (12,849)     (14,387)      (121)      (401)      (151)
Loss and LAE reserves, end of year ..........   $  86,375   $   89,655   $   97,344   $  5,077   $  5,933   $  4,948
=====================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year ....   $ 464,090   $  533,105   $  518,246   $ 71,628   $ 92,210   $134,977
   Incurred losses and LAE ..................      27,666       10,155       83,696         32      1,691    (22,324)
   Calendar year paid losses and LAE ........     (76,966)     (79,170)     (68,837)   (14,013)   (22,273)   (20,443)
Loss and LAE reserves, end of year ..........   $ 414,790   $  464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
=====================================================================================================================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $ 524,100   $  619,127   $  736,453   $ 39,611   $ 56,093   $ 70,439
Assumed reinsurance basis ...................      37,560       44,945       61,885         96      1,191        614
Net of ceded reinsurance basis ..............     238,704      296,910      378,726     19,081     25,942     37,524

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $  58,233   $   68,792   $   81,828   $ 16,976   $ 24,040   $ 30,189
Assumed reinsurance basis ...................       7,124        6,570        6,876        109        351        263
Net of ceded reinsurance basis ..............      29,473       34,565       42,081      8,245     10,958     16,082

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Leases
     ------

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $14,004, $44,783 and $38,451 in 2008, 2007 and 2006, respectively.

     At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

            2009 .............................................  $11,817
            2010 .............................................   11,800
            2011 .............................................    9,798
            2012 .............................................    9,410
            2013 .............................................    3,475
            Thereafter .......................................   16,643
            -----------------------------------------------------------
               Total minimum lease payments ..................  $62,943
            ===========================================================

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $850,462, and included unrecorded loss contingencies of $826,104.

     As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $655,363. The Company expects only a small portion of this portfolio will be called during 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $341, $123 and $1,344, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

      --------------------------------------------------------------------
      Other admitted assets                              2008       2007
      --------------------------------------------------------------------
      Guaranty funds receivable or on deposit ......  $  18,082  $  18,468
      Loss funds on deposit ........................     65,014    103,439
      Outstanding loss drafts - suspense accounts ..    314,798    430,304
      Other ........................................     56,052     25,777
      Allowance for doubtful accounts ..............   (369,538)  (395,847)
      --------------------------------------------------------------------
         Total other admitted assets ...............  $  84,408  $ 182,141
      ====================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $51,459 and $39,027, respectively, with related assets for premium tax credits of $18,082 and $18,468, respectively. Of the amount accrued, the Company expects to pay approximately $33,377 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,265 of premium tax offset credits and the associated liability in years two through five. The remaining $6,817 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $369,538 and $395,847, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $48,507, $89,886 and $49,762, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other liabilities                                                   2008      2007
------------------------------------------------------------------------------------
Service carrier liabilty .......................................  $  2,875  $  9,195
Retroactive reinsurance payable ................................     6,873    16,299
Remmittances and items not allocated ...........................    30,146    39,116
Policyholder funds on deposit ..................................    12,596    11,341
Payable for securities .........................................        --     3,331
Loss clearing ..................................................     7,597    15,325
Liability for pension and severance pay ........................    12,832     6,018
Dividends to policyholders .....................................       233        --
Deferred commission earnings ...................................    11,052    11,890
Amounts withheld or retained by company for account of others ..     5,709    13,840
Advance premiums ...............................................    13,614        --
Accrued retrospective premiums .................................    56,408    41,587
Accounts payable ...............................................    24,655    24,852
Other liabilites ...............................................    55,528   153,990
------------------------------------------------------------------------------------
Total other liabilties .........................................  $240,118  $346,784
====================================================================================

EVENTS OCCURRING AT THE AIG LEVEL
---------------------------------

In September 2008, the Company's ultimate parent company, American International Group, Inc. (AIG), experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant").

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In February 2009, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

Subsequent to December 31, 2008 and in relation to the transaction described in
Note 5(E), the Company's immediate parent contributed $691,000 in cash to the Company's surplus. With the approval of the Insurance Department of the State of New York, this contribution has been reflected as Type 1 subsequent event in these financial statements.

Subsequent to filing its December 31, 2008 Annual Statement, management discovered that its accounting in the Annual Statement for the dissolution of the Company's Canadian branch included a receivable for $691 million that had been misclassified. This amount should have been recorded as a capital contribution from its parent. Cash settlement of the balance occurred prior to filing of the Company's revised Annual Statement. With the Department's approval, the Company has reported this activity as of December 31, 2008 as a Type 1 subsequent event and reflected this amount as an increase to cash and paid-in capital.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The carrying value of these companies amounted to $181,972.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of AHAC, to a newly-formed special purpose vehicle

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from AHAC its equity interests in Transatlantic Holdings, Inc. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)   Board of Directors Resolution.

      (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)   Custodian Agreements. Inapplicable.

(c)   Underwriting Contracts.

      (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

      (2)    Form of Selling Group Agreement. (6)

      (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)   Contracts.

      (1) Specimen form of "AIG Income Advantage Select(SM)" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Policy Form No. 08704N. (20)

      (2) Specimen form of "AIG Income Advantage Select(SM)" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Policy Form No. 08704NU. (20)

      (3) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720N. (16)

      (4) Specimen form of Guaranteed Minimum Withdrawal Benefit Rider, Form No. 05270N. (19)

      (5) Specimen form of Accidental Death Benefit Rider, Form No. ADB 79-1E. (19)

      (6) Specimen form of Children's Insurance Rider - Level Term Life Insurance (Children's Insurance Benefit Rider), Form No. CI 79-1E. (19)

      (7)    Form of Waiver of Monthly Deduction Rider, Form No. 82001N.
             (18)

      (8)    Form of Overloan Protection Rider, Form No. 07620N. (18)

      (9) Specimen Form of Term Life Insurance Benefit Rider (Enhanced Early Cash Value Term Rider), Sex Distinct version, Form No. 08617N. (20).

      (10) Specimen form of Term Life Insurance Benefit Rider (Enhanced Early Cash Value Term Rider), Gender Neutral version, Form No. 08617NU. (20)

(e)   Applications.

      (1) Specimen Form of Life Insurance Application - Part A, Form No. AGLC100565-NY-2006. (17)

      (2) Specimen Form of Life Insurance Application - Part B, Form No. AGLC100566-NY-2006. (17)

      (3)    Specimen Form of Variable Universal Life Insurance
             Supplemental Application, Form No. AGLC103226-NY Rev 0409. (Filed herewith)

      (4)    Specimen Form of Service Request Form, Form No. 103296-NY.
             (20)

      (5) Specimen Form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-NY-1006. (17)

      (6) Specimen Form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-NY-2006. (17)

      (7)    Form of Reinstatement or Reduction of Premium Rate
             Application for Life Insurance, Form No. AGLC100440-33. (17)

      (8)    Form of In-Force Change Application, Form No. AGLC100386-33.
             (17)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

      (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (12)

(g)   Reinsurance Contracts.

      (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (15)

      (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (15)

      (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (15)

      (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (15)

(h)   Participation Agreements.

      (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

      (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (10)

      (1)(c) Form of Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (20)

      (2)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated.
             (12)

      (3)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

      (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (8)

      (4)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

      (5)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

      (5)(b) Form of Amendment No. 2 to Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (18)

      (6)(a) Form of Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (17)

      (6)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (20)

      (7)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (Filed herewith)

      (7)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (16)

      (7)(c) Amendment to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective June 5, 2007. (18)

      (7)(d) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (Filed herewith)

      (8)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

      (8)(b) Form of Amendment No. 5 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. (20)

      (9)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and JPMorgan Insurance Trust effective as of October 1, 2007.
              (18)

      (10)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

      (10)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (18)

      (10)(c) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (Filed herewith)

      (11)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

      (11)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

      (11)(c) Form of Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (20)

      (11)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (15)

      (12)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (12)(b) Form of Amendment No. 5 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (20)

      (13)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc.
              (12)

      (13)(b) Form of Amendment No. 4 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and
              OppenheimerFunds, Inc. (20)

      (14)(a) Form of Participation Agreement by and Among The United
              States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

      (14)(b) Form of Amendment No. 3 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (18)

      (15)(a) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (15)

      (15)(b) Form of Amendment No. 4 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (20)

      (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

      (16)(b) Form of Amendment No. 2 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York.
              (18)

      (17)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (12)

      (18)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

      (18)(b) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation (formerly American General Securities Incorporated), VALIC Company I (formerly American General Series Portfolio Company) and The Variable Annuity Life Insurance Company. (8)

      (18)(c) Form of Notice to the Parties and amended Schedule B under the Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, AIG Retirement Company I (formerly VALIC Company I) and The Variable Annuity Life Insurance Company, effective August 2008. (20)

      (19)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc.
              (2)

      (19)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

      (19)(c) Form of Amendment No. 6 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (20)

      (20)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

      (20)(b) Form of Amendment No. 5 to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York (20)

      (21)(a) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (Filed herewith)

      (21)(b) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities
              Incorporated, effective August 1, 2003. (12)

      (21)(c) Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (12)

      (21)(d) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (Filed herewith)

      (22)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (12)

      (23)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

      (24)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

      (24)(b) Form of Amendment No. 2 to Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (18)

      (25)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (15)

      (25)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (15)

      (26)(a) Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation. (15)

      (27)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

      (27)(b) Form of Amendment No. 3 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (Filed herewith)

      (28)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

      (29)(a) Form of Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Funds Management, Inc. (relating to JPMorgan Insurance Trust). (18)

      (30)(a) Form of Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and JPMorgan Chase Bank (relating to J.P. Morgan Series Trust II). (5)

      (30)(b) Form of Amendment No. 1 to Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Funds Management, Inc. (formerly known as JPMorgan Chase Bank) (relating to J.P. Morgan Series Trust II). (18)

      (31)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (32)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (12)

      (32)(b) Form of Amendment No. 4 to Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (20)

      (33)(a) Form of Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (5)

      (33)(b) Form of Amendment No. 1 to Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (Filed herewith)

      (34)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

      (35)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York. (Filed herewith)

      (36)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (Filed herewith)

      (36)(b) Form of Amendment No. 3 to Administrative Services Agreement by and between AIG SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York.
              (20)

      (37)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999.
              (12)

      (37)(b) Form of Amendment No. 4 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (20)

      (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (15)

      (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (15)

      (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (15)

      (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and The United States Life Insurance Company in the City of New York. (15)

      (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and The United States Life Insurance Company in the City of New York. (15)

      (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (15)

      (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (15)

      (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (15)

      (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and The United States Life Insurance Company in the City of New York. (18)

      (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan Series Trust II and The United States Life Insurance Company in the City of New York. (15)

      (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (15)

      (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (15)

      (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (15)

      (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (15)

      (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of New York. (15)

      (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (15)

      (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (15)

      (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (15)

      (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (15)

      (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (15)

(i)   Administrative Contracts.

      (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (Filed herewith)

      (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (Filed herewith)

      (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (Filed herewith)

      (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (Filed herewith)

      (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (Filed herewith)

      (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (Filed herewith)

      (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (Filed herewith)

      (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (Filed herewith)

      (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re:

             Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (Filed herewith)

(j)   Other Material Contracts.

      (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (20)

(k)   Legal Opinion.

      (1) Opinion and Consent of Lauren W. Jones, Esq., Chief Counsel of American General Life Companies, LLC. (20)

      (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (20)

(l)   Actuarial Opinion.

      (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (20)

(m)   Calculation. None

(n)   Other Opinions.

      (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)   Omitted Financial Statements. None

(p)   Initial Capital Agreements. None

(q)   Redeemability Exemption.

      (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (Filed herewith)

(r)   Powers of Attorney.

      (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (20)
--------
(1) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(11) N/A

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(13) N/A

(14) N/A

(15) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(17) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.

(18) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 22, 2008.

(19) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 11, 2006.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 28, 2008.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong             Director, President - AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Executive Officer - AIG
Neptune, NJ 07754              Benefit Solutions Profit Center

Patrick J. Foley               Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane B. Fortin            Director, Senior Executive Vice President,
2929 Allen Parkway             Chief Financial Officer and Chief
Houston, TX 77019              Administrative Officer

James A. Galli                 Director, Senior Vice President and
70 Pine Street                 Chief Business Development Officer
New York, NY 10270

Jack R. Harnes                 Director
70 Pine Street
New York, NY 10270

Richard A. Hollar              Director, President - Life Profit Center and
2929 Allen Parkway             Chief Executive Officer - Life Profit Center
Houston, TX 77019

John I. Howell                 Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

David W. O'Leary               Director, President - Specialty Markets Group
2929 Allen Parkway             and Chief Executive Officer - Specialty Markets
Houston, TX 77019              Group

Gary D. Reddick                Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             ------------------------------------------------
Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

Matthew Winter                 Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President - Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Ronald Harris                  President - Matrix Direct, Inc.
9640 Granite Ridge Dr.
San Diego, CA 92123

Royce G. Imhoff, II            President - Independent Distribution
2929 Allen Parkway
Houston, TX 77019

Dennis Roberts                 President - Independent Agency Group
2929 Allen Parkway
Houston, Texas 77019

Richard C. Schuettner          President - AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President - Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele               President - Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                       President - Financial Institution Marketing
2929 Allen Parkway             Group
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Jeffrey H. Carlson             Executive Vice President and Chief Information
2929 Allen Parkway             Officer
Houston, TX 77019

Rodney N. Hook                 Executive Vice President and Chief Risk Officer
3600 Route 66                  - AIG Benefit Solutions Profit Center
Neptune, NJ 07754

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations
2929 Allen Parkway             Officer
Houston, TX 77019

James W. Weakley               Executive Vice President - Strategic Growth
2929 Allen Parkway             Initiatives
Houston, TX 77019

Steven D. Anderson             Senior Vice President and Chief Financial
2929 Allen Parkway             Officer - Life Profit Center
Houston, TX 77019

Erik A. Baden                  Senior Vice President, Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
J. Thomas Burkhard, Jr.        Senior Vice President and Chief Operating
2727-A Allen Parkway           Officer - Life Profit Center
Houston, TX 77019

Don Cummings                   Senior Vice President and Chief Accounting
2727-A Allen Parkway           Officer
Houston, TX 77019

Donna A. Fahey                 Senior Vice President
3600 Route 66
Neptune, NJ 07754

Robert M. Goldbloom            Senior Vice President - Terminal Funding
70 Pine Street                 Annuities
New York, NY 10270

William F. Guterding           Senior Vice President and Chief Underwriting
70 Pine Street                 Officer
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Mark R. McGuire                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing Officer
2929 Allen Parkway             - Independent Agency Group
Houston, TX 77019

Barry Pelletteri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps              Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Timothy H. Bolden              Vice President, Chief Compliance Officer and
2727-A Allen Parkway           Deputy General Counsel
Houston, TX 77019

Mark Bolding                   Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                 Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman           Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Shari Ciapka                   Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.               Vice President
70 Pine Street
New York, NY 10270

Carolyn DiPalma                Vice President
3600 Route 66
Neptune, NJ 07754

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick           Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2000 American General Center
Nashville, TN 37250-0001

Donald E. Huffner              Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Karen M. Isaacs                Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                  Vice President
3600 Route 66
Neptune, NJ 07754

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Beverly A. Meyer               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Craig A. Mitchell              Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Deanna D. Osmonson             Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Andrew J. Rasey                Vice President
2727 Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

Imad A. Salman                 Vice President
3600 Route 66
Neptune, NJ 07754

Carly Sanchez                  Vice President and Chief Diversity Officer
2727 Allen Parkway
Houston, TX 77019

Edward M. Schmauder            Vice President
3600 Route 66
Neptune, NJ 07754

Michael Sibley                 Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                    Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                   Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------
Ronald Williams                Vice President
3600 Route 66
Neptune, NJ 07754

Lauren W. Jones                Chief Counsel - Product Development and
2929 Allen Parkway             Assistant Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file
Number 001-08787, accession number 0000950123-09-0037734, filed March 2, 2009.

                              SUBSIDIARIES OF AIG

                                                                                      PERCENTAGE
                                                                                      OF VOTING
                                                                                      SECURITIES
                                                                     JURISDICTION OF   HELD BY
                                                                     INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                ORGANIZATION   PARENT/(1)/
-----------------------                                              ---------------- ----------
American International Group, Inc./(2)/                                      Delaware           /(3)/
 AIG Capital Corporation                                                     Delaware        100
   AIG Capital India Private Limited                                            India      99.99/(4)/
     AIG Global Asset Management Company (India) Private Limited                India         99/(5)/
   AIG Consumer Finance Group, Inc.                                          Delaware        100
     AIG Bank Polska S.A.                                                      Poland      99.92
     AIG Credit S.A.                                                           Poland        100
     Compania Financiera Argentina S.A.                                     Argentina        100
   AIG Credit Corp.                                                          Delaware        100
     A.I. Credit Consumer Discount Company                               Pennsylvania        100
     A.I. Credit Corp.                                                  New Hampshire        100
     AICCO, Inc.                                                             Delaware        100
     AICCO, Inc.                                                           California        100
     AIG Credit Corp. of Canada                                                Canada        100
     Imperial Premium Funding, Inc.                                          Delaware        100
   AIG Equipment Finance Holdings, Inc.                                      Delaware        100
     AIG Commercial Equipment Finance, Inc.                                  Delaware        100
       AIG Commercial Equipment Finance Company, Canada                        Canada        100
     AIG Rail Services, Inc.                                                 Delaware        100
   AIG Finance Holdings, Inc.                                                New York        100
     AIG Finance (Hong Kong) Limited                                        Hong Kong        100

                              SUBSIDIARIES OF AIG

                                                                                       PERCENTAGE
                                                                                       OF VOTING
                                                                                       SECURITIES
                                                                      JURISDICTION OF   HELD BY
                                                                      INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                 ORGANIZATION   PARENT/(1)/
-----------------------                                               ---------------- ----------
   AIG Global Asset Management Holdings Corp.                                 Delaware        100
     AIG Asset Management Services, Inc.                                      Delaware        100
     AIG Capital Partners, Inc.                                               Delaware        100
     AIG Equity Sales Corp.                                                   New York        100
     AIG Global Investment Corp.                                            New Jersey        100
     AIG Global Real Estate Investment Corp.                                  Delaware        100
     AIG Securities Lending Corp.                                             Delaware        100
     Brazos Capital Management, L.P.                                          Delaware        100
   American General Finance, Inc.                                              Indiana        100
     American General Auto Finance, Inc.                                      Delaware        100
     American General Finance Corporation                                      Indiana        100
       Merit Life Insurance Co.                                                Indiana        100
       MorEquity, Inc.                                                          Nevada        100
        Wilmington Finance, Inc.                                              Delaware        100
       Ocean Finance and Mortgages Limited                                     England        100
       Yosemite Insurance Company                                              Indiana        100
        CommoLoCo, Inc.                                                    Puerto Rico        100
     American General Financial Services of Alabama, Inc.                     Delaware        100
   International Lease Finance Corporation                                  California      67.23/(6)/
 AIG Federal Savings Bank                                                          USA        100
 AIG Financial Advisor Services, Inc.                                         Delaware        100
   AIG Global Investment (Luxembourg) S.A.                                  Luxembourg        100
 AIG Financial Products Corp.                                                 Delaware        100
   AIG Matched Funding Corp.                                                  Delaware        100
   Banque AIG S.A.                                                              France         90/(7)/
 AIG Funding, Inc.                                                            Delaware        100
 AIG Global Trade & Political Risk Insurance Company                        New Jersey        100
 AIG Israel Insurance Company Ltd.                                              Israel      50.01
 AIG Kazakhstan Insurance Company                                           Kazakhstan         60
 AIG Life Holdings (International) LLC                                        Delaware        100
   AIG Star Life Insurance Co., Ltd.                                             Japan        100
   American International Reinsurance Company, Ltd.                            Bermuda        100
     AIG Edison Life Insurance Company                                           Japan         90/(8)/
     American International Assurance Company, Limited                       Hong Kong        100
     American International Assurance Company (Australia) Limited            Australia        100
     American International Assurance Company (Bermuda) Limited                Bermuda        100
       AIG Life Insurance (Vietnam) Company Limited                            Vietnam        100
       Tata AIG Life Insurance Company Limited                                   India         26
     Nan Shan Life Insurance Company, Limited                                   Taiwan      97.57
 AIG Life Holdings (US), Inc.                                                    Texas        100
   AGC Life Insurance Company                                                 Missouri        100
     AIG Annuity Insurance Company                                               Texas        100
     AIG Life Holdings (Canada), ULC                                            Canada        100
       AIG Assurance Canada                                                     Canada        100
       AIG Life Insurance Company of Canada*                                    Canada        100
     AIG Life Insurance Company                                               Delaware        100
     AIG Life of Bermuda, Ltd.                                                 Bermuda        100
     American General Bancassurance Services, Inc.                            Illinois        100

                              SUBSIDIARIES OF AIG

                                                                                                    PERCENTAGE
                                                                                                    OF VOTING
                                                                                                    SECURITIES
                                                                            JURISDICTION OF          HELD BY
                                                                            INCORPORATION OR        IMMEDIATE
AS OF DECEMBER 31, 2008                                                       ORGANIZATION          PARENT/(1)/
-----------------------                                                     ----------------        ----------
     American General Life and Accident Insurance Company                          Tennessee               100
       Volunteer Vermont Holdings, LLC                                               Vermont               100
     American General Life Insurance Company                                           Texas               100
       AIG Enterprise Services, LLC                                                 Delaware               100
       American General Annuity Service Corporation                                    Texas               100
       American General Life Companies, LLC                                         Delaware               100
       The Variable Annuity Life Insurance Company                                     Texas               100
        AIG Retirement Services Company                                                Texas               100
     American General Property Insurance Company                                   Tennessee               100
       American General Property Insurance Company of Florida                        Florida               100
     American International Life Assurance Company of New York                      New York               100
     The United States Life Insurance Company in the City of New York               New York               100
   American General Assurance Company                                               Illinois               100
     American General Indemnity Company                                             Illinois               100
   American General Investment Management Corporation                               Delaware               100
   American General Realty Investment Corporation                                      Texas               100
   Knickerbocker Corporation                                                           Texas               100
 AIG Life Insurance Company (Switzerland) Ltd.                                   Switzerland               100
 AIG Liquidity Corp.                                                                Delaware               100
 AIG Privat Bank AG*                                                             Switzerland               100
 AIG Property Casualty Group, Inc.                                                  Delaware               100
   AIG Commercial Insurance Group, Inc.                                             Delaware               100
     AIG Aviation, Inc.                                                              Georgia               100
     AIG Casualty Company                                                       Pennsylvania               100
     AIG Commercial Insurance Agency, Inc.                                        New Jersey               100
     AIG Commercial Insurance Company of Canada                                       Canada               100
     AIG Risk Management, Inc.                                                      New York               100
     American Home Assurance Company                                                New York               100
       AIG General Insurance (Malaysia) Berhad                                      Malaysia               100
       AIG Hawaii Insurance Company, Inc.                                             Hawaii               100
        American Pacific Insurance Company, Inc.                                      Hawaii               100
       American International Realty Corp.                                          Delaware              31.5/(9)/
       Pine Street Real Estate Holdings Corp.                                  New Hampshire             31.47/(10)/
       Transatlantic Holdings, Inc.                                                 Delaware             33.24/(11)/
        Transatlantic Reinsurance Company                                           New York               100
          Putnam Reinsurance Company                                                New York               100
          Trans Re Zurich                                                        Switzerland               100
     Audubon Insurance Company                                                     Louisiana               100
       Agency Management Corporation                                               Louisiana               100
        The Gulf Agency, Inc.                                                        Alabama               100
       Audubon Indemnity Company                                                 Mississippi               100
     Commerce and Industry Insurance Company                                        New York               100
       American International Insurance Company                                     New York                75/(12)/
        AIG Advantage Insurance Company                                         Minnesota                  100
        American International Insurance Company of California, Inc.           California                  100
        American International Insurance Company of New Jersey                 New Jersey                  100
     The Insurance Company of the State of Pennsylvania                         Pennsylvania               100
     Landmark Insurance Company                                                   California               100

                              SUBSIDIARIES OF AIG

                                                                                             PERCENTAGE
                                                                                             OF VOTING
                                                                                             SECURITIES
                                                                            JURISDICTION OF   HELD BY
                                                                            INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                       ORGANIZATION   PARENT/(1)/
-----------------------                                                     ---------------- ----------
   National Union Fire Insurance Company of Pittsburgh, Pa                      Pennsylvania        100
     AIG Domestic Claims, Inc.                                                      Delaware        100
     AIG Excess Liability Insurance Company Ltd.                                    Delaware        100
       AIG Excess Liability Insurance International Limited                          Ireland        100
     American International Specialty Lines Insurance Company                       Illinois         70/(13)/
     Lexington Insurance Company                                                    Delaware         70/(14)/
       AIG Centennial Insurance Company                                         Pennsylvania        100
        AIG Auto Insurance Company of New Jersey                                  New Jersey        100
        AIG Preferred Insurance Company                                         Pennsylvania        100
        AIG Premier Insurance Company                                           Pennsylvania        100
          AIG Indemnity Insurance Company                                       Pennsylvania        100
       JI Accident & Fire Insurance Company, Ltd.                                      Japan         50
     National Union Fire Insurance Company of Louisiana                            Louisiana        100
     National Union Fire Insurance Company of Vermont                                Vermont        100
     21st Century Insurance Group                                                   Delaware         32/(15)/
       21st Century Casualty Company                                              California        100
       21st Century Insurance Company                                             California        100
       21st Century Insurance Company of the Southwest                                 Texas        100
     United Guaranty Corporation                                              North Carolina      45.88/(16)/
       A.I.G. Mortgage Holdings Israel, Ltd.                                          Israel        100
        E.M.I. - Ezer Mortgage Insurance Company Ltd.                                 Israel        100
     AIG United Guaranty Agenzia di Assicurazione S.R.L                                Italy        100
     AIG United Guaranty Insurance (Asia) Limited                                  Hong Kong        100
     AIG United Guaranty Mexico, S.A.                                                 Mexico        100
     AIG United Guaranty Mortgage Insurance Company Canada                            Canada        100
     AIG United Guaranty Re Limited                                                  Ireland        100
     United Guaranty Insurance Company                                        North Carolina        100
     United Guaranty Mortgage Insurance Company                               North Carolina        100
     United Guaranty Mortgage Insurance Company of North Carolina             North Carolina        100
     United Guaranty Partners Insurance Company                                      Vermont        100
     United Guaranty Residential Insurance Company                            North Carolina      75.03/(17)/
       United Guaranty Credit Insurance Company                               North Carolina        100
       United Guaranty Commercial Insurance Company of North Carolina         North Carolina        100
       United Guaranty Mortgage Indemnity Company                             North Carolina        100
     United Guaranty Residential Insurance Company of North Carolina          North Carolina        100
     United Guaranty Services, Inc.                                           North Carolina        100
   New Hampshire Insurance Company                                              Pennsylvania        100
     American International Pacific Insurance Company                               Colorado        100
     American International South Insurance Company                             Pennsylvania        100
     Granite State Insurance Company                                            Pennsylvania        100
     Illinois National Insurance Co.                                                Illinois        100
     New Hampshire Indemnity Company, Inc.                                      Pennsylvania        100
       AIG National Insurance Company, Inc.                                         New York        100
     New Hampshire Insurance Services, Inc.                                    New Hampshire        100
   Risk Specialists Companies, Inc.                                                 Delaware        100
 AIG Marketing, Inc.                                                                Delaware        100
 American International Insurance Company of Delaware                               Delaware        100
 Hawaii Insurance Consultants, Ltd.                                                   Hawaii        100

                              SUBSIDIARIES OF AIG

                                                                                                        PERCENTAGE
                                                                                                        OF VOTING
                                                                                                        SECURITIES
                                                                                       JURISDICTION OF   HELD BY
                                                                                       INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                                  ORGANIZATION   PARENT/(1)/
-----------------------                                                                ---------------- ----------
   HSB Group, Inc.*                                                                            Delaware        100
     The Hartford Steam Boiler Inspection and Insurance Company                             Connecticut        100
       The Hartford Steam Boiler Inspection and Insurance Company of Connecticut            Connecticut        100
       HSB Engineering Insurance Limited                                                        England        100
        The Boiler Inspection and Insurance Company of Canada                                    Canada        100
 AIG Retirement Services, Inc.                                                                 Delaware        100
   SunAmerica Life Insurance Company                                                            Arizona        100
       AIG SunAmerica Life Assurance Company                                                    Arizona        100
        AIG SunAmerica Asset Management Corp.                                                  Delaware        100
          SunAmerica Capital Services, Inc.                                                    Delaware        100
     SunAmerica Investments, Inc.                                                               Georgia        100
       AIG Advisor Group, Inc.                                                                 Maryland        100
        SagePoint Financial Advisors, Inc.                                                     Delaware        100
        Advantage Capital Corporation                                                          New York        100
        American General Securities Incorporated                                                  Texas        100
        Financial Service Corporation                                                          Delaware        100
          FSC Securities Corporation                                                           Delaware        100
        Royal Alliance Associates, Inc.                                                        Delaware        100
     First SunAmerica Life Insurance Company                                                   New York        100
 AIG Global Services, Inc.                                                                New Hampshire        100
 AIG Trading Group Inc.                                                                        Delaware        100
   AIG International Inc.                                                                      Delaware        100
 AIU Holdings LLC                                                                              Delaware        100
   AIG Central Europe & CIS Insurance Holdings Corporation                                     Delaware        100
     AIG Bulgaria Insurance Company EAD                                                        Bulgaria        100
     AIG Czech Republic pojistovna, a.s                                                  Czech Republic        100
   AIG Egypt Insurance Company S.A.E.                                                             Egypt      94.98
   AIG Memsa Holdings, Inc.                                                                    Delaware        100
     AIG Hayleys Investment Holdings (Private) Ltd.                                           Sri Lanka         80
       Hayleys AIG Insurance Company Limited                                                  Sri Lanka        100
     AIG Iraq, Inc.                                                                            Delaware        100
     AIG Lebanon S.A.L                                                                          Lebanon        100
     AIG Libya, Inc.                                                                           Delaware        100
     AIG Sigorta A.S                                                                             Turkey        100
     Tata AIG General Insurance Company Limited                                                   India         26
   AIU Africa Holdings, Inc.                                                                   Delaware        100
     AIG Kenya Insurance Company Limited                                                          Kenya      66.67
   AIU Insurance Company                                                                       New York        100
     AIG General Insurance Company China Limited                                                  China        100
     AIG General Insurance (Taiwan) Co., Ltd.                                                    Taiwan        100
   American International Underwriters Corporation                                             New York        100
     AIG Takaful-Enaya B.S.C.(c)                                                                Bahrain        100
     American International Insurance Company of Puerto Rico                                Puerto Rico        100
     Arabian American Insurance Company (Bahrain) E.C                                           Bahrain        100
     La Meridional Compania Argentina de Seguros S.A.                                         Argentina        100
     La Seguridad de Centroamerica, Compania de Seguros S.A.                                  Guatemala        100
     Richmond Insurance Company Limited                                                         Bermuda        100
     Underwriters Adjustment Company, Inc.                                                       Panama        100

                              SUBSIDIARIES OF AIG

                                                                                        PERCENTAGE
                                                                                        OF VOTING
                                                                                        SECURITIES
                                                                       JURISDICTION OF   HELD BY
                                                                       INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                  ORGANIZATION   PARENT/(1)/
-----------------------                                                ---------------- ----------
   American International Underwriters Overseas, Ltd.                           Bermuda        100
     A.I.G. Colombia Seguros Generales S.A.                                    Colombia         94/(18)/
     AIG Brasil Companhia de Seguros S.A.                                        Brazil       98.2/(19)/
     AIG Europe, S.A.                                                            France        100/(20)/
     AIG Ireland Limited                                                        Ireland        100
     AIG General Insurance (Thailand) Ltd.                                     Thailand        100
     AIG General Insurance (Vietnam) Company Limited                            Vietnam        100
     AIG MEMSA Insurance Company Limited                                    United Arab
                                                                               Emirates        100
     AIG UK Holdings Limited                                                    England      61.75/(21)/
       AIG Germany Holding GmbH                                                 Germany        100
        Wurttembergische und Badische Versicherungs-AG                          Germany        100
          DARAG Deutsche Versicherungs-und Ruckversicherungs-
          Aktiengesellschaft*                                                   Germany        100
       AIG UK Financing Limited                                                 England        100
        AIG UK Sub Holdings Limited                                             England        100
          AIG UK Limited                                                        England        100
            AIG UK Services Limited                                             England        100
   AIU North America, Inc.                                                     New York        100
 American Life Insurance Company                                               Delaware        100
   AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD                      Bulgaria        100
   ALICO, S.A.                                                                   France        100
   First American Polish Life Insurance & Reinsurance Company, S.A.              Poland        100
   Inversiones Interamericana S.A.                                                Chile      99.99
   Pharaonic American Life Insurance Company                                      Egypt      74.87/(22)/
 American Security Life Insurance Company, Ltd.                            Lichtenstein        100
 Delaware American Life Insurance Company                                      Delaware        100
 Mt. Mansfield Company, Inc.                                                    Vermont        100
 The Philippine American Life and General Insurance Company             the Philippines      99.78
   Pacific Union Assurance Company                                           California        100
   Philam Equitable Life Assurance Company, Inc.                        the Philippines         95
   Philam Insurance Company, Inc.                                       the Philippines        100

--------
/(*)/ In connection with AIG's asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

/(1)/ Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 2, 2009. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/ Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/ Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of
      Pittsburgh, Pa.

/(7)/ Also owned 10 percent by AIG Matched Funding Corp.

/(8)/ Also owned 10 percent by a subsidiary of American Life Insurance Company.

/(9)/ Also owned by 11 other AIG subsidiaries.

/(10)/ Also owned by 11 other AIG subsidiaries.

/(11)/ Also owned 25.77 percent by AIG.

/(12)/ Also owned 21 percent by National Union Fire Insurance Company of
      Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

/(13)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(14)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(15)/ Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

/(16)/ Also owned 35.12 percent by New Hampshire Insurance Company and
      19.00 percent by The Insurance Company of the State of Pennsylvania.

/(17)/ Also owned 24.97 percent by United Guaranty Residential Insurance
      Company of North Carolina.

/(18)/ Also owned 3.24 percent by American International Underwriters de
      Colombia Ltd.

/(19)/ Also owned 1.8 percent by American Life Insurance Company.

/(20)/ The common stock is owned 8.68 percent by American International
      Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

/(21)/ Also owned 55.1 percent by American International Company, Limited,
      2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

/(22)/ Also owned 7.5 percent by AIG Egypt Insurance Company.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

CHANGE OF CONTROL OF AIG

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of AIG has occurred. The change of control does not in any way alter the Depositor's obligations to its contract owners.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) Management.

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------
Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President, Chief Privacy Officer and
2727 Allen Parkway             Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------
Ann Wohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                                                             COMPENSATION ON
                                                   NET      EVENTS OCCASIONING
                                              UNDERWRITING  THE DEDUCTION OF A
                                              DISCOUNTS AND   DEFERRED SALES    BROKERAGE     OTHER
NAME OF PRINCIPAL UNDERWRITER                  COMMISSIONS         LOAD        COMMISSIONS COMPENSATION
-----------------------------                 ------------- ------------------ ----------- ------------
American General Equity Services Corporation.       0               0               0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 70 Pine Street, New York, New York 10270, The United States Life Insurance Company in the City of New York's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

ITEM 32. MANAGEMENT SERVICES  Not applicable.

ITEM 33. FEE REPRESENTATION

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2009.

                                                  THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK SEPARATE ACCOUNT
                                                  USL VL-R
                                                  (Registrant)

                                             BY:  THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  ROBERT F. HERBERT, JR.
                                                  ------------------------------
                                                  ROBERT F. HERBERT, JR.
                                                  SENIOR VICE PRESIDENT

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

SIGNATURE                        TITLE                          DATE
---------                        -----                          ----

RODNEY O. MARTIN, JR.            Director and Chairman of the   April 30, 2009
-------------------------------  Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER                Director, President and Chief  April 30, 2009
-------------------------------  Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN              Director, Executive Vice       April 30, 2009
-------------------------------  President and Chief Financial
MARY JANE B. FORTIN              Officer

M. BERNARD AIDINOFF              Director                       April 30, 2009
-------------------------------
M. BERNARD AIDINOFF

DAVID R. ARMSTRONG               Director                       April 30, 2009
-------------------------------
DAVID R. ARMSTRONG

PATRICK J. FOLEY                 Director                       April 30, 2009
-------------------------------
PATRICK J. FOLEY

JAMES A. GALLI                   Director                       April 30, 2009
-------------------------------
JAMES A. GALLI

JACK R. HARNES                   Director                       April 30, 2009
-------------------------------
JACK R. HARNES

                                    USL - 2

SIGNATURE                        TITLE                          DATE
---------                        -----                          ----

RICHARD A. HOLLAR                Director                       April 30, 2009
-------------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL                   Director                       April 30, 2009
-------------------------------
JOHN I. HOWELL

DAVID W. O'LEARY                 Director                       April 30, 2009
-------------------------------
DAVID W. O'LEARY

GARY D. REDDICK                  Director                       April 30, 2009
-------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT             Director                       April 30, 2009
-------------------------------
CHRISTOPHER J. SWIFT

                                    USL - 3

                                                                     333-151575
                                                                      811-09359

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2009.

                                             AMERICAN HOME ASSURANCE COMPANY

                                             BY:  ROBERT S. SCHIMEK
                                                  ------------------------------
                                                  ROBERT S. SCHIMEK
                                                  CHIEF FINANCIAL OFFICER,
                                                    SENIOR VICE PRESIDENT AND
                                                    TREASURER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                  TITLE                          DATE
---------                  -----                          ----

*KRISTIAN PHILIP MOOR      Director and Chairman          April 30, 2009
--------------------------
 KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE        Director, President and Chief  April 30, 2009
-------------------------- Executive Officer
 JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK         Director, Chief Financial      April 30, 2009
-------------------------- Officer, Senior Vice
 ROBERT S. SCHIMEK         President, and Treasurer

*MERTON BERNARD AIDINOFF   Director                       April 30, 2009
--------------------------
 MERTON BERNARD AIDINOFF

*DAVID NEIL FIELDS         Director                       April 30, 2009
--------------------------
 DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS   Director                       April 30, 2009
--------------------------
 KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG     Director                       April 30, 2009
--------------------------
 DAVID LAWRENCE HERZOG

-------------------------- Director                       April __, 2009
 LOUIS PHILIP IGLESIAS

*ROBERT EDWARD LEWIS       Director                       April 30, 2009
--------------------------
 ROBERT EDWARD LEWIS

-------------------------- Director                       April __, 2009
 MONIKA MARIA MACHON

-------------------------- Director                       April __, 2009
 CHRISTOPHER LOUIS SPARRO

*NICHOLAS SHAW TYLER       Director                       April 30, 2009
--------------------------
 NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH    Director                       April 30, 2009
--------------------------
 NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS       Director                       April 30, 2009
--------------------------
 MARK TIMOTHY WILLIS

                                    AH - 2

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* BY:  ROBERT S. SCHIMEK
       --------------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (r)(1) to the
       Registration Statement)

                                    AH - 3

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                                 EXHIBIT INDEX

ITEM 26. EXHIBITS


      (e)(3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC103226-NY Rev0409.

      (h)(7)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003.

      (h)(7)(d) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.

      (h)(10)(c) Form of Indemnification Letter Agreement by and between J.P.
                 Morgan Investment Management Inc. and USL.

      (h)(21)(a) Form of Amended and Restated Administrative Services
                 Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004.

      (h)(21)(d) Form of Amendment No. 2 to Agreement with Respect to
                 Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation.

      (h)(27)(b) Form of Amendment No. 3 to Administrative Services Agreement
                 by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC.

      (h)(33)(b) Form of Amendment No. 1 to Services Agreement by and between
                 The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC.

      (h)(35)(a) Form of Marketing and Administrative Services Support
                 Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York.

                                      E-1

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  (h)(36)(a) Form of Administrative Services Agreement by and between
             SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York.

  (i)(1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004.

  (i)(2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York.

  (i)(2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975.

  (i)(2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975.

  (i)(2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998.

  (i)(2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002.

  (i)(2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004.

  (i)(2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and

                                      E-2

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                American General Equity Services Corporation, effective
                September 1, 2003.

      (i)(2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003.

      (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

      (q)(1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(t)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009.

                                      E-3